March 31, 2001

Evergreen

Fixed Income Funds

Semiannual Report

Evergreen Funds[SM]
SINCE 1932

MUTUAL FUND SERVICE AWARD 2000

Evergreen Funds

Evergreen Funds is one of the nation’s fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This semiannual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:

Evergreen Distributor, Inc.
Evergreen FundsSM is a service mark of Evergreen Investment Services, Inc.

Letter to Shareholders

May 2001

Dear Evergreen Shareholders:

We are please to provide the Evergreen Fixed Income Funds semiannual report, which covers the six-month period ended March 31, 2001.

A Challenging Environment for Investors

The bond market rallied significantly during the last six months as expectations of higher inflation turned to fears of recession. The Federal Reserve Board’s efforts to slow the economy produced more than they bargained for. The rise in the Federal Funds rate to 6.5% in early 2000 was unexpectedly reversed on January 3, 2001. The Fed’s surprise decision was driven by a sudden deceleration of the domestic economy.

Led by a plunge in the business survey of the National Association of Purchasing Managers, a rapid decline in consumer sentiment and a sharp drop in stock prices, the Fed reversed course and eased policy to 5% by the end of March. The decline in the Federal Funds rate led to a dramatic shift in the yield curve as market expectations changed during this period. The curve changed from inverted to very positively sloped with short treasuries declining in yield as much as 200 basis points and long treasuries by 50 basis points.

Credit spreads reflected the change in market sentiment. Agency and mortgage spreads tightened somewhat during this period as people looked for higher returns than treasuries offered but with little credit risk. Investment grade corporate spreads widened and remained wide during the last six months. As the economic slowdown unfolded, the high yield market became especially sensitive to economic news and performance suffered substantially as people attempted to discount the magnitude of the economic slowdown.

As the first quarter ended, expectations were for further Fed easing and the debate continued as to whether or not the Fed could achieve a V shaped recovery. We believe the value of fixed income investments as a meaningful contributor to a well-diversified portfolio was confirmed during this most recent period. We continue to endorse the use of bonds as a provider of return with attractive risk characteristics.

The Value of Diversification

An environment like the past six months offers many reasons for building a diversified portfolio rather than trying to predict the market’s movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives. Please visit us online at www.evergreeninvestments.com for more information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

Dennis Ferro
Chief Investment Officer
Evergreen Investment Management Company

EVERGREEN
Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Adjustable Rate Fund seeks a high level of current income consistent with low volatility of principal by investing primarily in adjustable rate securities, whose interest rates are periodically reset when market rates change.

Process

Portfolio management emphasizes non-convertible, one-year CMT-indexed ARMS to achieve coupon sensitivity to changing interest rates. A series of laddered maturities helps to ensure a gradual response to changing interest rates.

Benchmark

6-Month Treasury Bill

PERFORMANCE AND RETURNS[1]
Portfolio Inception
Date: 10/1/1991	Class A	Class B	Class C	Class I	Class IS
Class Inception Date	6/30/2000	6/30/2000	6/30/2000	10/1/1991	5/23/1994

6 months with sales
charge	0.94%	-1.06%	1.94%	n/a	n/a

6 months w/o sales
charge	4.33%	3.94%	3.94%	4.46%	4.33%

Average Annual
Returns*

1 year	4.14%	2.04%	5.04%	7.90%	7.63%

5 years	5.68%	5.94%	6.25%	6.42%	6.27%

Since Portfolio
Inception	5.35%	5.66%	5.66%	5.75%	5.58%

Maximum Sales	3.25%	5.00%	2.00%	n/a	n/a
Charge	Front End	CDSC	CDSC

30-day SEC Yield	5.79%	4.93%	4.97%	6.00%	5.75%

6-month income
dividends per share	$0.32	$0.28	$0.28	$0.33	$0.32

*Adjusted for maximum applicable sales charge.

LONG TERM GROWTH

Comparison of a $10,000 investment in Evergreen Adjustable Rate Fund, Class A shares1 , versus a similar investment in the 6-Month Treasury Bill (6 Mo. T-Bill) and the Consumer Price Index (CPI).

The 6-Mo. T-Bill does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, C and IS prior to their inception is based on the performance of the fund’s Class I shares, the original class offered. These historical returns for Classes A, B, C and IS have not been adjusted to reflect the effect of each class’ 12b-1 fees. The fund incurs 12b-1 expenses of 0.21% for Class A. This rate is based on 0.25% on assets prior to 1/1/1997 and 0.10% assessed on new assets from 1/1/1997. Class IS incurs a 0.25% 12b-1 expense. Classes B and C each incur 12b-1 expenses of 1.00%. Class I Shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN
Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen Adjustable Rate Fund’s Class A Shares returned 4.33% for the six-month period ended March 31, 2001, outpacing the 4.22% average return produced by the adjustable rate mortgage funds followed by Lipper, Inc. for the same period. For the same period, the 6-Month T-Bill Index returned 2.67%. Fund returns are before the deduction of any applicable sales charges. Lipper, Inc. is an independent monitor of mutual fund performance. We attribute the stronger performance to the fund’s increased position in U.S. Treasuries and fixed-rate mortgage-backed securities, which generated stronger returns than adjustable rate mortgages as interest rates declined.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$152,163,099

Average Credit Quality	AAA

Average Duration	0.8 years

Effective Maturity	3.8 years

Environment

Bond prices rose during the period, as economic growth started to slow. The Federal Reserve Board lowered interest rates 1.50% and investors pushed the yield on the two-year U.S. Treasury note from 5.97% on September 30, 2000 to 4.18% on March 31, 2001. Falling interest rates typically affect the mortgage-backed securities market in several ways. The risk of prepayments rises—the likelihood that holders of the underlying mortgages will pay them off, refinancing at lower rates. Investors try to avoid mortgage-backed securities with high prepayment rates because as a mortgage is paid off, it no longer contributes its stream of income to the portfolio. Also, as interest rates fall, consumers tend to favor fixed-rate mortgages over adjustable rate mortgages (ARMs) to lock-in a lower rate for a longer period of time. As a result, the supply of new ARMs falls, which helps support ARMs prices. This occurred over the past six months. The downward pressure on prices created by the stigma of prepayments was offset by the lift prices received from declining supply.

EVERGREEN
Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Portfolio Manager Interview

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

Strategy

We increased the fund’s total return potential to take advantage of the decline in rates and fine-tuned positions in the fund’s core holdings. Specifically, we raised holdings in U.S. Treasuries, which are extremely sensitive to changes in interest rates and in fixed-rate mortgage-backed securities. We also increased/established a position in U.S. Treasury Inflation Indexed Notes. These securities are designed to provide investors with a return that is adjusted for inflation. The coupons, which change monthly, are indexed off the consumer price index. “Hybrid” mortgages was another sector that contributed to returns. The coupons of these securities are fixed for three to five years before they change annually, providing a more predictable cash flow for a longer period of time. Our core portfolio of seasoned one-year adjustable mortgages performed well over the period. These securities were selected because analysts are able to evaluate various characteristics, including an established prepayment history and the location of the underlying mortgages. The mortgages are older and so their rates of prepayment through several interest rate cycles can be examined. Investors attach greater value to seasoned mortgages with attractive prepayment histories, compared to newly issued mortgages that have no established prepayment records, because they consider seasoned mortgages to have a higher level of predictability.

Outlook

The declining rate environment of the past few months could cause market conditions to become more challenging in the months ahead. We think prepayment risk will become more of a factor for investors as, over time, more homeowners take advantage of the low rate environment. The level of interest rates also could test investors' ability to maximize income, as cash flows are reinvested at lower levels. We think the fund's substantial core position in seasoned ARMs and “hybrid” mortgages should help prepare it for such a climate. The established prepayment histories and locked-in cash flows these securities provide should help enhance their relative value as investors seek ways to improve income.

EVERGREEN
Core Bond Fund	(formerly, Evergreen Select Core Bond Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

The Evergreen Core Bond Fund is designed to maximize total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

Process

The portfolio managers seek to enhance performance, while pursuing a controlled risk approach, by actively managing three specific characteristics within the portfolio: duration, sector allocation and security selection. The managers use both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as enhance the sector allocation and security selection processes.

Benchmarks

Lehman Brothers Aggregate Bond Index Lehman Brothers Government/Credit Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/13/1990	Class I	Class IS
Class Inception Date	12/13/1990	10/2/1997

6 months	7.68%	7.55%

Average Annual Returns

1 year	12.82%	12.54%

5 years	7.65%	7.49%

10 years	7.79%	7.70%

30-day SEC Yield	6.04%	5.79%

6-month income dividends per share	$0.33	$0.31

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Core Bond Fund, Class I shares1 , versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The LBABI and LBGCI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares is based on (1) the performance of the Class IS shares of the fund's predecessor fund, Tattersall Bond Fund, since 10/2/1997 and (2) the Class I shares of Tattersall Bond Fund from 12/13/1990 to 10/2/1997 which have not been adjusted to reflect the 0.25% 12b-1 fee paid by Class IS shares. Class I shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN
Core Bond Fund	(formerly, Evergreen Select Core Bond Fund)
Portfolio Manager Interview

Portfolio Management

Tattersall Team
Tenure: June 1999

Performance

For the six-month period ended March 31, 2001, the Evergreen Core Bond Fund’s Class I shares returned 7.68%. In comparison, the Lehman Brothers Aggregate Bond Index returned 7.37%, while the Lehman Brothers Government/Credit Index returned 7.71% for the same period.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$1,411,803,108

Average Credit Quality	AAA

Effective Maturity	8.0 years

Average Duration	4.6 years

Environment

The past six months were rewarding for fixed income investors as a sluggish economy resulted in lower interest rates and higher bond prices. During the six-month period ended March 31, 2001, U.S. economic growth slowed dramatically. The soft-landing theme—the belief that the economy would slow but would not slip into recession—that had dominated the financial markets for more than a year, began shifting to speculation about recession as weaker economic statistics became available. As the period unfolded, expectations were high that the Federal Reserve Board (Fed) would cut interest rates in an effort to stimulate economic growth. While the Fed abandoned its anti-inflation bias at its December 2000 meeting, it took no action on interest rates. Nevertheless, the Treasury market began to factor in multiple interest-rate cuts and yields declined and prices rose on Treasury securities of all maturities. At the same time, yields on mortgage-backed securities and corporate bonds rose in reaction to a declining stock market. By the end of 2000, both mortgage-backed securities and corporate bonds carried yields that were much higher than the yields on Treasury securities.

As we moved into 2001, weak economic data was pervasive. On January 2, the Fed, in a surprising move, cut the Federal Funds Rate—the rate banks charge each other for overnight loans—by 0.50%. Later in January, the Fed reduced interest rates again by 0.50%. Some investors viewed these moves by the Fed as too little too late and as a result, the equity market continued to decline. The volatility in the equity market was beneficial for the fixed income market as risk-averse investors sought the relative safety and stability of bonds. Yields on short-term and intermediate-term Treasury securities declined and yields on long-term Treasuries remained unchanged. This resulted in a steepening of the Treasury yield curve. When the Fed took interest rates even lower in March, again by 0.50%, many believed that the Fed

EVERGREEN
Core Bond Fund	(formerly, Evergreen Select Core Bond Fund)
Portfolio Manager Interview

was becoming more aggressive in its attempt to ward off recession. The Fed’s actions were viewed positively in the bond market and investments that carry more risk, such as mortgage-backed securities and corporate bonds, outperformed Treasury securities. Later in the quarter, however, these sectors gave back a portion of their returns when the economy weakened beyond expectations and investors fled from risk to the relative safety of Treasury securities.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

Strategy

Our duration strategy, careful security selection and an emphasis on high quality securities had a positive impact on the fund’s performance during the six-month period. In managing duration, we maintained a duration that was slightly longer (100% to 105%) than the fund’s benchmark, the Lehman Brothers Aggregate Bond Index. (Duration measures a bond’s sensitivity to changes in interest rates.) At the end of the period, the portfolio’s average duration stood at 4.6 years.

From a sector standpoint, the fund was overweighted in mortgage-backed securities and corporate bonds, investments that provided a high level of coupon return. Together these securities accounted for more than 65 percent of fund assets. The fund was underweighted in Treasury securities, investments that yielded the least of the major bond sectors. At the end of the period, the credit quality of the portfolio was AAA.

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

Toward the end of the six-month period, economic data—such as a strong real estate market and an unexpected increase in consumer confidence—began to suggest that the economy might have avoided recession. If there is a pick-up in economic growth over the next several months, it is likely that investors may once again be willing to take on risk, and fixed income securities that offer higher yields have the potential to outperform Treasury securities. We believe that mortgage-backed securities and corporate bonds, especially high-yield bonds, should be strong performers during 2001. The portfolio should benefit from an overweighting in such securities. We also believe that short-term interest rates will decline as the Fed continues to reduce rates in an effort to stimulate the economy. The level of long-term Treasury rates already reflects the prospects of further Fed interest-rate cuts.

EVERGREEN
Fixed Income Fund	(formerly, Evergreen Select Fixed Income Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

The Evergreen Fixed Income Fund seeks to increase total return by focusing on current income and identifying opportunities to capture capital gains. The portfolio maintains a bias toward corporate and mortgage securities in order to capture higher levels of income.

Process

The fund’s portfolio managers seek to enhance performance, while controlling risk, by actively managing three specific characteristics within the portfolio: duration, sector allocation, and security selection. The manager utilizes both quantitative tools and fundamental research in order to determine an appropriate duration strategy as well as to enhance the sector allocation and security selection processes.

Benchmark

Lehman Brothers Intermediate Government/Credit Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 3/31/1977	Class I	Class IS
Class Inception Date	11/24/1997	3/9/1998

6 months	7.05%	6.91%

Average Annual Returns

1 year	11.92%	11.64%

5 years	6.72%	6.44%

10 years	6.90%	6.63%

30-day SEC Yield	5.58%	5.32%

6-month income dividends per share	$0.19	$0.18

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Fixed Income Fund, Class I shares 1 , versus a similar investment in the Lehman Brothers Intermediate Government/Credit Index (LBIGCI) and the Consumer Price Index (CPI).

The LBIGCI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS shares are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN
Fixed Income Fund	(formerly, Evergreen Select Fixed Income Fund)
Portfolio Manager Interview

Portfolio Management

Thomas L. Ellis
L. Robert Cheshire
Rollin C. Williams
Tenure: November 1997

Performance

For the six-month period ended March 31, 2001, the Evergreen Fixed Income Fund Class I returned 7.05%. In comparison, the Lehman Brothers Intermediate Government/Credit Index returned 7.71% for the same period.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$545,467,462

Average Credit Quality	AA

Effective Maturity	5.0 years

Average Duration	3.6 years

Environment

During the six-month period ended March 31, 2001, it appeared that the Federal Reserve Board’s (Fed) tight monetary policy of raising short-term interest rates in an effort to contain inflation and slow the pace of U.S. economic growth was having the desired effect. Data indicated that economic growth was clearly slowing and inflation showed no signs of accelerating. Consumer spending declined, corporate profit warnings increased and employment rates dropped. While investors expected economic growth to slow, most anticipated a soft landing, that is, a decline in economic growth but no recession. As year 2000 drew to a close, however, sentiment about the economy deteriorated and many investors began to factor in a much harder landing, or recession, for the economy. After raising interest rates periodically between June 1999 through May 2000, the Fed abandoned its anti-inflation stance at its December 2000 meeting, but took no action on interest rates. On January 2, in a surprise move, the Fed trimmed the Federal Funds Rate, the rate banks charge each other for overnight loans, by 0.50%. During the first quarter, the Fed reduced rates on two additional occasions, each time by 0.50%.

In this environment, most fixed income investments generated positive returns. Yields on shorter-term securities declined more than yields on longer-term issues. Yields on securities with the longest maturities actually rose slightly.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

EVERGREEN
Fixed Income Fund	(formerly, Evergreen Select Fixed Income Fund)
Portfolio Manager Interview

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Strategy

Investment performance during this period was determined not just by the direction of interest rates, but equally by the changing shape of the yield curve. It was not sufficient to extend the duration of the portfolio, although longer duration portfolios tended to outperform those with shorter durations. The reshaping of the yield curve to one with a positive slope produced the best returns in the two-year to five-year maturity area.

The focus of our fixed income strategy centered on sector and individual security selection. In managing the portfolio, we emphasized the higher yield spread sectors, such as federal agency, corporate and mortgage-backed securities. These areas performed relatively well. Agency bonds performed the best, and the fund’s overweighting in this area contributed the most to performance. In the corporate sector, slower economic growth gave rise to increasing concerns about corporate profitability and creditworthiness. As a result, the corporate bonds in the portfolio under-performed, as yields rose and prices declined. The fund was underweighted in corporate bonds. The fund’s mortgage bonds struggled as prepayment risk and concerns about future supply boosted yields and pushed down prices.

Outlook

Our outlook includes the belief that the domestic economy is likely to improve in the latter part of 2001 and into 2002. We believe the Fed is likely to trim interest rates at its May and June meetings, and these actions have the potential to act as a stimulus for the economy. Although we expect the rate of economic growth to settle in the 2 percent to 3 percent area, the current concern in the market is that of recession. We believe that there is a relatively low probability of recession. Over the next several months, we expect that the best performance is likely to come from corporate bonds, agency securities and mortgage-backed securities. We are continuing to build and maintain overweighted positions in these fixed income sectors. We will also maintain a duration position that is neutral.

EVERGREEN
Fixed Income Fund II	(formerly, Evergreen Select Fixed Income Fund II)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

The Evergreen Fixed Income Fund II seeks to achieve a high level of total return through diversified portfolios of primarily high quality fixed-income securities.

Process

Portfolio management emphasizes sector rotation, term structure allocation, high credit quality, and individual security valuation. The manager uses a combination of quantitatively driven security selection and regular portfolio repositioning to enhance returns above those available from more passive management approaches.

Benchmark

Lehman Brothers Aggregate Bond Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 12/6/1994	Class I	Class IS
Class Inception Date	12/6/1994	10/18/1999

6 months	7.09%	6.97%

Average Annual Returns

1 year	11.89%	11.57%

5 years	6.79%	6.71%

Since Portfolio Inception	7.96%	7.89%

30-day SEC Yield	6.39%	6.17%

6-month income dividends per share	$ 0.42	$ 0.42

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Fixed Income Fund II, Class I shares1 , versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares prior to its inception is based on the performance of Class I, the original class offered. The historical returns for Class IS have not been adjusted to reflect the effect of the class’ 0.25% 12b-1 fee. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

EVERGREEN
Fixed Income Fund II	(formerly, Evergreen Select Fixed Income Fund II)
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen Fixed Income Fund II’s Class I Shares returned 7.09% for the six-month period ended March 31, 2001. In comparison, the Lehman Brothers Aggregate Bond Index returned 7.37% for the same period. We attribute the modest lag to the fact that unlike a mutual fund, the Lehman Brothers Aggregate Bond Index is not subject to expenses, which lower returns.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$60,076,028

Average Credit Quality	AA

Effective Maturity	8.4 years

Average Duration	4.8 years

Environment

Slower economic growth and a supply/demand imbalance created extremely favorable conditions for U.S. Treasuries over the past six months. Unemployment edged higher, while inventory overhang dampened corporate profits—particularly in the technology industry. Concerns mounted that the economy’s downturn would be sharp and swift, prompting the Federal Reserve Board to lower interest rates. The yield on the 2-year U.S. Treasury, a benchmark of short-term rates, fell from 6.10% on September 30, 2000 to 4.10% on March 31, 2001. A favorable supply/demand relationship also pushed U.S. Treasury prices higher. Early last year, government officials announced their intention to use funds from the federal budget surplus to buy-back outstanding U.S. Treasury debt and reduce the size of future Treasury auctions. This left fewer U.S. Treasuries available for investment, giving the securities “scarcity value”. The environment for bonds with a greater income-orientation was less positive, however.

Demand waned for corporate bonds and mortgage-backed securities as many investors opted for U.S. Treasuries in light of the favorable conditions for the bonds. Further, the stock market’s volatility spilled-over into the corporate sector, causing investors to become increasingly cautious about the effects of an economic slowdown on corporate balance sheets. As a result, the yields of income-oriented bonds fluctuated and the yield premiums they provide over U.S. Treasuries began to rise, reflecting relative underperformance with their U.S. government counterparts.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

EVERGREEN
Fixed Income Fund II	(formerly, Evergreen Select Fixed Income Fund II)
Portfolio Manager Interview

Strategy

The fund’s strategies continued their long-term emphasis on maximizing income and yield, as well as preserving capital by investing in high quality bonds.

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

We are optimistic about income-oriented securities over the next few months. While we would not rule out marginally lower rates if the economy continues to weaken significantly, we think most of the decline has occurred. A steadier interest rate environment would leave little room for U.S. Treasury prices to rise further, in our opinion. However, we believe corporate bonds and mortgage-backed securities can generate solid total returns because the rise in yield premiums they experienced over the past six months has given them attractive relative value. These yield premiums are high by historical standards, a situation we believe is temporary. We think yield relationships will change again, returning to more historical standards as the decline in interest rates begins to pause and investors reach for incremental yield. As that occurs, we expect yield premiums to decline and corporate bonds and mortgage-backed securities to outperform their U.S. Treasury counterparts.

EVERGREEN
Select High Yield Bond Fund
Fund at a Glance as of March 31 ,2001

PORTFOLIO PROFILE

Philosophy

Evergreen Select High Yield Bond Fund seeks to provide investors with a high level of total return while controlling risk. The fund invests primarily in high-yield, high-risk bonds, but will be managed with less emphasis on yield and a greater emphasis on total return.

Process

The portfolio managers invest at least 65% of the fund’s total assets in bonds, debentures, and other income obligations, which are rated by Standard & Poor’s Rating Services (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) as below investment grade. They intend to emphasize securities rated B- or higher by S&P or B3 or higher by Moody’s.

Benchmark

Merrill Lynch High Yield Master Bond Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 11/30/1999	Class I	Class IS
Class Inception Date	11/30/1999	11/30/1999

6 months	3.05%	2.92%

Average Annual Returns

1 year	7.41%	7.14%

Since Portfolio Inception	4.43%	4.16%

30-day SEC Yield	8.46%	8.28%

6-month income dividends per share	$ 0.44	$ 0.43

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Select High Yield Bond Fund, Class I shares 1 , versus a similar investment in the Merrill Lynch High Yield Master Bond Index (MLHYMBI) and the Consumer Price Index (CPI).

The MLHYMBI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Fund performance is extremely short-term and as such may not give investors an adequate basis for evaluating the fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be due to the funds’recent inception, existing market and economic conditions and the increased potential of a small number of stocks effecting fund performance due to the smaller asset size. Investments in most mutual funds are intended to be long-term investments.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN
Select High Yield Bond Fund
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen Select High Yield Bond Fund’s Class I shares returned 3.05% for the six-month period ended March 31, 2001, surpassing the Merrill Lynch High Yield Master Bond Index, which returned 2.03% for the same period. We attribute the fund’s stronger performance to its focus on bonds in the top two credit tiers within the high yield sector, specifically, bonds rated “BB” and “B.” During the period, bonds within the higher credit tiers outperformed their lower-rated counterparts. The fund maintains conservative investment parameters, not investing in sectors of the market that typically are considered to carry the highest levels of risk, including foreign bonds, preferred stock, pay-in-kind securities and zero coupon bonds.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$122,519,025

Average Credit Quality	BB-

Effective Maturity	7.2 years

Average Duration	4.3 years

Environment

Changing market conditions caused high yield bond prices to fluctuate over the past six months, ending the period lower. In the fourth quarter of 2000, signs of a weakening economy, a dramatic decline in stock prices and heavy cash outflows from high yield funds forced prices lower and yields higher. The yield advantages that high yield bonds provided over U.S. Treasuries climbed to near record levels.

Conditions improved as the new year began, however. The Federal Reserve Board lowered interest rates unexpectedly in early January to give a boost to the economy, igniting a short-lived, but powerful rally. The more favorable market conditions prompted a reversal in cash flows, with money flowing back into high yield mutual funds. Additionally, supply increased as companies issued bonds, taking advantage of lower interest rates and the improved market environment.

While the market began to weaken in March 2001, most industries continued to perform well. Collateralized Debt Obligation (CDO) activity—a structured debt offering requiring a well-diversified portfolio of high yield names—remained steady, which has helped to support prices. Technology and telecommunication issues were exceptions to the trend, experiencing sharp declines.

EVERGREEN
Select High Yield Bond Fund
Portfolio Manager Interview

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

Strategy

Our investment strategies focused on careful credit analysis and industry selection. The fund’s team of analysts applied rigorous credit standards, selecting only those companies with substantial cash flow after expenses and stable or improving operations. Further, a company must be able to weather an economic downturn without a bank’s lending assistance, in light of slower economic growth and an increasing reluctance on the part of commercial banks to lend. Once a bond is taken into position, the company is monitored on an ongoing basis. The position is sold if the company no longer meets our stringent criteria.

During the period, we emphasized the gaming, housing and energy industries and remained underweighted in telecommunications. The gaming industry completed an expansion phase just over a year ago, so we expect new capital spending needs to be low in the foreseeable future—and the industry's substantial cash flow enables companies to pay down debt. Further, politically, it has become more difficult for new casinos to be approved, so we expect new competition to be limited. The housing industry remains extremely strong, with lower interest rates contributing to favorable earnings trends. We will monitor this industry closely because of its potential to weaken in an economic slowdown. Energy also continues to be a profitable sector for high yield investors. We focused on companies in oil and gas production and exploration—companies with heavy assets—rather than the more competitive refining and service segments of the industry. Production and exploration companies have continued to outperform the rest of the market. The fund was underweighted in the telecommunications sector, a move that benefited performance, because of the price volatility and unreliable cash flow typically associated with many companies in the industry.

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

We are cautiously optimistic about high yield bonds over the next six months, although credit analysis will be especially critical. Despite the sharp price drop experienced by technology and telecommunications bonds, most industries have performed well and CDO issuance remains strong. We think credit analysis will be the key factor in determining a bond’s total return potential, however. The economy’s slowdown will likely put pressure on corporate profits, particularly with commercial banks demonstrating an increasing reluctance to lend. Over the past twelve months, rating downgrades have outnumbered upgrades by a two-toone margin; further, domestic default rates are reaching their highest levels since 1994.

While these factors underscore the need for caution, we also recognize that periods of uncertainty can create attractive opportunities. As of the end of the period, the fund's yield was twice that of a U.S. Treasury with a comparable maturity. With in-depth credit analysis and careful security selection, we expect to find situations with an attractive balance of risk and reward—and turn near-term uncertainties into attractive longer-term returns.

EVERGREEN
Income Plus Fund	(formerly, Evergreen Select Income Plus Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

The Evergreen Income Plus Fund seeks to increase total return by pursuing a high level of current income and a potential for capital growth. The portfolio manager seeks to achieve the fund's objective by actively managing portfolio duration for capital gain opportunities.

Process

The portfolio manager complements fundamental research with quantitative tools, which identify undervalued or overlooked fixed income securities with potential for growth. In an effort to achieve a high level of current income, the fund emphasizes corporate and mortgage-backed securities.

Benchmark

Lehman Brothers Government/Credit Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 8/31/1988	Class I	Class IS
Class Inception Date	11/24/1997	3/2/1998

6 months	6.61%	6.48%

Average Annual Returns

1 year	10.70%	10.43%

5 years	6.48%	6.23%

10 years	7.13%	6.87%

30-day SEC Yield	5.85%	5.59%

6-month income dividends per share	$0.18	$0.17

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Income Plus Fund, Class I shares 1 , versus a similar investment in the Lehman Brothers Government/Credit Index (LBGCI) and the Consumer Price Index (CPI).

The LBGCI is an unmanaged market index, which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS. Class I does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997, the returns for Classes I and IS shares are based on the fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN
Income Plus Fund	(formerly, Evergreen Select Income Plus Fund)
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen Income Plus Fund’s Class I Shares returned 6.61% for the six-month period ended March 31, 2001, lagging the 7.21% return posted by the Lehman Brothers Government/Credit Index, for the same period. We attribute the difference in performance to the index’s heavier emphasis on U.S. Treasury securities versus the fund’s focus on securities that produce higher levels of income and yield, such as mortgage-backed securities and corporate bonds. U.S. Treasuries outperformed these and other fixed income sectors during the past six months. Over the longer-term, however, securities such as mortgage-backed securities and corporate bonds have been attractive investments because of their greater income-orientation. Additionally, unlike a mutual fund, the index is not subject to expenses, which lower returns.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$1,546,763,913

Average Credit Quality	AA+

Effective Maturity	8.1 years

Average Duration	4.6 years

Environment

News of slower economic growth and a continued rise in the U.S. government budget surplus gave a lift to U.S. Treasury prices during the period, driving their yields lower. Unemployment edged higher, while excessive inventories put pressure on corporate profitability, especially among technology companies. The Federal Reserve Board lowered interest rates in response to the signs of weaker growth, with one rate cut announced in-between scheduled meetings, a very unusual move. U.S. Treasury prices also rose because of “scarcity value.” Over the past year, fewer U.S. Treasuries were available for investment, as funds from the budget surplus prompted officials to both buy back outstanding debt and reduce the size of Treasury auctions.

However, bonds with a greater income-orientation experienced an extremely different environment than their U.S. Treasury counterparts. Many investors shied away from corporate bonds and mortgage-backed securities, favoring Treasuries instead because of their positive market conditions. This caused the yields of income-oriented bonds to fluctuate and the yield premiums they provide over their U.S. government counterparts to rise—reflecting underperformance relative to U.S. Treasuries.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

EVERGREEN
Income Plus Fund	(formerly, Evergreen Select Income Plus Fund)
Portfolio Manager Interview

Strategy

We emphasized asset-allocation and interest rate management. Our interest rate management strategy involved shortening duration when we believed most of the decline in interest rates had occurred.

Expressed in years, duration measures a portfolio’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity and conversely, shortening duration reinforces price stability. Also as of March 31, 2001, the funds’ U.S. Treasury holdings stood at 20% and its investment in U.S. government agencies was 10%. The fund maintained a heavier weighting in corporate bonds and a lighter weighting in U.S. Treasuries than its benchmark at the end of the period, in accordance with the fund's objective of maximizing yield and income, while reinforcing capital preservation. The funds’ average rating was “AA+” as of March 31, 2001.

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

We believe that most of the decline in interest rates has already occurred. Although, if the economy continues to weaken, we would not be surprised to see the yield on the 10-year U.S. Treasury fall as much as 0.50% more. Under that scenario, U.S. Treasuries have little potential for further price appreciation, in our opinion. However, we believe corporate bonds and mortgage-backed securities offer both attractive value and solid total return potential because of the rise in yield premiums they experienced over the past six months. As of March 31, 2001, 10-year, “A”-rated Ford Motor Credit Corp. bonds offered 1.95% additional yield over U.S. Treasuries with comparable maturities and the most recently issued “AAA”-rated Government National Mortgage Association (GNMA) securities yielded 1.60% more than U.S. Treasuries with comparable average lives. We expect those premiums to fall—causing corporate bonds and mortgage-backed securities to outperform U.S. Treasuries—as investors reach for additional yield and seek sectors with greater potential for price appreciation as the decline in interest rates begins to pause.

EVERGREEN Intermediate Term Municipal Bond Fund
(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Intermediate Term Municipal Bond Fund seeks the highest possible current income, exempt from federal income taxes (other than the federal alternative minimum tax) consistent with the fund’s maturity and preservation of capital. The fund is managed to provide stable, non-taxable income flows at competitive rates by primarily investing in tax-free bonds.

Process

The portfolio manager utilizes both quantitative tools and “hands-on,” fundamental research to identify attractive tax-exempt investment opportunities.

Benchmark

Lehman Brothers Municipal Bond 1-7 Year Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 1/31/1984	Class I	Class IS
Class Inception Date	11/24/1997	3/2/1998

6 months	4.99%	4.86%

Average Annual Returns

1 year	8.35%	8.08%

5 years	4.73%	4.48%

10 years	5.53%	5.28%

30-day SEC Yield	4.89%	4.64%

Tax-Equivalent Yield*	8.10%	7.68%

6-month income dividends per share	$1.57	$1.50

*Assumes a maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Intermediate Term Municipal Bond Fund, Class I shares 1 , versus a similar investment in the Lehman Brothers Municipal Bond 1-7 Year Index (LBMB1-7YI) and the Consumer Price Index (CPI).

The LBMB1-7YI is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

The funds’ yield will fluctuate, and there can be no guarantee that the fund will achieve its objective on any particular tax-exempt yield. Income may be subject to the federal alternative minimum tax.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I Shares do not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Prior to 11/24/1997 the returns for Classes I and IS shares are based on the fund's predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN Intermediate Term Municipal Bond Fund	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen Intermediate Term Municipal Bond Fund’s Class I Shares returned 4.99% for the six-month period ended March 31, 2001, trailing the Lehman Brothers Municipal Bond 1-7 Year Index, which returned 5.98% for the same period. We attribute the lag to a difference in performance objectives. The fund’s objective is to maximize yield and income, while reinforcing price stability; in contrast, the index reflects total return. Securities selected for their income-orientation will tend to underperform bonds selected for total return potential in periods of rapidly declining interest rates, such as the climate that existed during the fund's fiscal period.

Conversely, income-oriented bonds will tend to outperform securities selected for total return potential in a steady or rising interest rate environment. Further, unlike a mutual fund, the index is not subject to expenses which lower returns.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$596,795,443

Average Credit Quality	AA-

Effective Maturity	7.4 years

Average Duration	5.4 years

Environment

Municipal bond prices rose over the past six months on news of slower economic growth and a limited supply of new bonds. Yields fell across all maturities; however, bonds with long-term maturities and those with short-term maturities outperformed their intermediate term counterparts. Demand was particularly strong for short-term and long-term bonds. Short-term securities appreciated because the Fed’s interest rate cuts directly affect the short end of the yield curve. Additionally, investors sought longer-term bonds because longer maturities are more sensitive to interest rate changes, and have the potential for greater price appreciation when interest rates decline. A restricted supply of new securities also supported prices. Many municipalities found little need to borrow since the economy’s strong growth earlier in the year had generated substantial tax revenues.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

EVERGREEN Intermediate Term Municipal Bond Fund	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Portfolio Manager Interview

Strategy

We continued to implement strategies that enhanced the fund's long-term goals of building income and yield, while preserving capital. Specifically, we focused on bonds with higher coupons that were priced to either call dates or sinking fund dates, such as housing bonds, because they fit both parts of this strategy. Call dates are specific dates on which bonds can be “called” from the investor by the issuer, typically to reissue debt at a lower interest rate. Sinking fund dates are dates on which bonds are scheduled to be called to a sinking fund, a fund accumulated to pay off debt. In both cases, these dates occur prior to the bond’s stated maturity, effectively shortening the average life of the security. Yields tend to be higher on these types of bonds to compensate investors for the uncertainty associated with call dates and sinking fund dates. Further, the shorter expected life causes the bond to have less sensitivity to changes in interest rates, and therefore, more limited price movement. As of March 31, 2001, the fund's average rating was “AA-.”

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

Our outlook for intermediate term municipal bonds is favorable. We expect the economy to remain weaker than it was most of last year, causing the Federal Reserve Board to maintain a low interest rate environment. This could create a positive atmosphere for bonds in general. We think intermediate term bonds could outperform securities in other maturities because of their attractive relative value. The dramatic decline in shorter-term and longer-term bond yields relative to intermediate-term bond yields during the period resulted in unusual yield relationships. As of the end of the period, intermediate term bonds provided only marginally less yield than their longer-term counterparts, based on historical standards. In our opinion, this presents an opportunity to capture yields typically associated with longer-term bonds, without incurring the interest rate risk bonds with longer maturities carry. This also bodes well for relative performance. At some point, we expect yield relationships to return to more normal historical standards; and as this occurs, we believe intermediate term bonds will generate stronger returns than their longer-term counterparts.

EVERGREEN International Bond Fund	(formerly, Evergreen Select International Bond Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen International Bond Fund seeks to capitalize upon the unprecedented opportunities taking place in international capital markets and economies worldwide. The investment management team aims to add yield, provide diversification, control currency risk while adding value, and utilize the low to negative correlation to U.S. asset classes.

Process

The investment process incorporates quantitative tools to manage a massive amount of financial data and to complete the team’s fundamental research. A minimum of 65% of the portfolio is invested in investment grade securities of 19 of the world’s top economies*. Up to 20% can be invested in below investment grade bonds from those 19 countries, or in emerging market bonds. The team actively uses currency hedging for more efficient risk control.

Benchmark

J.P. Morgan Global Government Index excluding U.S.

PERFORMANCE AND RETURNS [1]
Portfolio Inception Date: 12/15/1993	Class I	Class IS
Class Inception Date	8/31/1998	8/31/1998

6 months	5.35%	5.27%

Average Annual Returns

1 year	1.01%	0.80%

5 years	2.96%	2.73%

Since Portfolio Inception	3.02%	2.79%

30-day SEC Yield	4.65%	1.39%

6-month income dividends per share	$ 0.36	$ 0.34

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen International Bond Fund, Class I shares 1 , versus a similar investment in the J.P. Morgan Global Government Index excluding U.S. (JPMGXUS) and the Consumer Price Index (CPI).

The JPMGXUS is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class I shares prior to 8/31/1998 is based on the performance of the Class Y shares of the fund's predecessor fund, CoreFund Global Bond Fund. Class I shares do not pay a 12b-1 fee. Historical performance shown for Class IS shares prior to 8/31/1998 is based on the performance of the Class A shares of the fund's predecessor fund, CoreFund Global Bond Fund, and reflects the same 0.25% 12b-1 applicable to Class IS shares. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

*Australia, Austria, Belgium, Canada, Denmark, Finland, France, Sweden, Switzerland, United Kingdom, Germany, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal and Spain.

EVERGREEN International Bond Fund	(formerly, Evergreen Select International Bond Fund)
Portfolio Manager Interview

Portfolio Management

Performance

Evergreen International Bond Fund’s Class I Shares returned 5.35% for the six-month period ended March 31, 2001, surpassing the –0.87% return produced by the J.P. Morgan Global Government Index excluding U.S. during the same period. We attribute the stronger performance to the fund’s asset-allocation and interest rate management. In particular, the fund’s overweighting in European government bonds, relative to the index, and its lack of Japanese holdings contributed positively to performance. Additionally, the fund’s currency hedge in the U.S. dollar benefited total return, as did its longer duration when interest rates declined. Expressed in years, duration measures a fund’s sensitivity to changes in interest rates.

Shortening duration increases a fund’s price stability and conversely, lengthening duration increases sensitivity to interest rate changes. The funds stronger performance relative to the index is also notable, in that unlike a mutual fund, the index incurs no expenses which lower returns.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	$67,799,394

Average Credit Quality	AA

Effective Maturity	9.9 years

Average Duration	6.6 years

Environment

The international fixed income environment experienced two distinct periods over the past six months. In the fourth quarter of 2000, most central banks completed their series of tightening moves, shifting to neutral interest rate stances to shore-up slower economic growth. The Bank of England was an exception to this trend, continuing to raise interest rates in light of England's stronger economy. This created positive market conditions for the euro. In Japan, economic growth also began to get underway.

By the end of the fourth quarter, however, interest rates began to fall on signs of continued weakness. Unstable equity markets contributed to concerns that global economies could succumb to a “hard landing” and investors began to emphasize quality. Central bankers in most major fixed income markets lowered interest rates to revive the weaker growth. In fact, the Bank of Japan cut interest rates back to almost zero to halt the collapse of the economy's recent improvement. Again, Europe was the exception to the trend, waiting for inflation and monetary growth to meet certain guidelines before adopting an easier monetary stance. The delay in cutting rates had a detrimental effect on the euro.

EVERGREEN International Bond Fund	(formerly, Evergreen Select International Bond Fund)
Portfolio Manager Interview

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

Strategy

The fund’s strategies focused on asset-allocation, interest rate management and quality. Our substantial holdings in European bonds—85% of net assets on March 31, 2001—contributed to performance. The fund’s largest positions on that date were in Germany—20.2%, Spain—13.1% and the Netherlands—12.2%. We also eliminated the fund’s holdings in Japan by the end of the period from 3.6% of net assets on September 30, 2000. In the currency markets, we maintained a cautious U.S. dollar hedge and made adjustments in the fund’s considerable euro position throughout the period, depending upon market conditions. Our interest rate strategy focused on keeping the fund’s average duration at 6.6 years on September 30, 2000 and 6.6 on March 31, 2001 above that of the index which is 5.8, therefore enabling the fund to take better advantage of the decline in long-term rates. On March 31, 2001, the fund’s average quality was “AA.”

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

We believe the international bond markets can offer opportunity in the months ahead. In Europe, inflation and money supply growth are approaching the Central Bank’s guidelines, which will allow central bankers to ease aggressively. This could change investors’ perceptions of European economic growth and ignite a second stage to the euro’s recovery. We also are keeping an eye on the higher yields available in some of the smaller currency markets, such as Canada, New Zealand and Poland. Our outlook for the United States and Japan markets is a bit more uncertain. The biggest questions in the United States are whether the Federal Reserve Board has been too aggressive in cutting interest rates, and whether the economy will have a hard or soft landing. At the present time, we think a soft landing is more likely. In Japan, 10-year government bond yields are below 1%, leaving little reason to anticipate a further decline in interest rates. However, we are waiting to see if low rates will stimulate sustainable growth. While signs of growth could hurt the Japanese bond market, they also could prompt a substantial recovery in the yen.

EVERGREEN Limited Duration Fund	(formerly, Evergreen Select Limited Duration Fund)
Fund at a Glance as of March 31, 2001

PORTFOLIO PROFILE

Philosophy

Evergreen Limited Duration Fund seeks higher yields consistent with preservation of capital and low principal fluctuation. By emphasizing the use of high quality corporate, mortgage and asset-backed securities maturing in less than five years, the fund seeks to provide investors a high level of current income while reducing price volatility.

Process

The fund’s portfolio managers seek to enhance performance, while reducing principal fluctuation, by actively managing three specific characteristics within the portfolio: maturity structure, sector allocation and security selection. In addition, quantitative tools are utilized to analyze interest rate movement and to determine an appropriate duration strategy.

Benchmarks

Merrill Lynch 1-3 Year Treasury Bond Index Lehman Brothers 1-3 Year Government/Credit Index

PERFORMANCE AND RETURNS[1]
Portfolio Inception Date: 4/30/1994	Class I	Class IS
Class Inception Date	11/24/1997	7/28/1998

6 months	5.56%	5.43%

Average Annual Returns

1 year	10.06%	9.78%

5 years	6.30%	6.07%

Since Portfolio Inception	6.22%	5.97%

30-day SEC Yield	5.59%	5.34%

6-month income dividends per share	$0.35	$0.33

LONG TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Limited Duration Fund, Class I shares 1 , versus a similar investment in the Merrill Lynch 1-3 Year Treasury Bond Index (ML1-3YTBI), the Lehman Brothers 1-3 Year Government/Credit Index (LB1-3GCI) and the Consumer Price Index (CPI).

The ML1-3YTBI and the LB1-3GCI are unmanaged market indexes which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The fund’s performance is now measured against the Lehman Brothers 1-3 Year Government Credit Index because it tracks investments in bonds of a grade and maturity which is more similar to the investments in the fund’s portfolio.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of March 31, 2001 and subject to change.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Class IS shares from 11/24/1997 to its inception is based on the performance of the Class I shares and has not been adjusted to reflect the effect of the 0.25% 12b-1 fee applicable to Class IS shares. Class I shares do not pay a 12b-1 fee. If these fees had not been reflected, returns would have been lower. Prior to 11/24/1997, the returns are based on fund’s predecessor common trust fund’s (CTF) performance, adjusted for estimated mutual fund expenses. The CTF was not registered under the 1940 Act and was not subject to certain investment restrictions. If the CTF had been registered, its performance might have been adversely affected. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

EVERGREEN Limited Duration Fund	(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

Portfolio Management

Performance

For the six-month period ended March 31, 2001, the Evergreen Limited Duration Fund’s Class I shares returned 5.56%. In comparison, the Merrill Lynch 1-3 Year Treasury Bond Index returned 5.53% and the Lehman Brothers 1-3 Year Government/Credit Index returned 7.21% for the same period.

Portfolio Characteristics

(as of 3/31/2001)

Total Net Assets	306,235,910

Average Credit Quality	A+

Effective Maturity	2.0 years

Average Duration	1.6 years

Environment

Throughout the six-month period, the pace of U.S. economic growth slowed significantly. While weak economic growth had a profoundly negative effect on corporate earnings and on stock prices, fixed income investments were buoyed by renewed investor interest. As stock prices declined sharply, investors began to favor the relative safety and stability of fixed income securities. Fixed income investments also benefited from a more accommodative Federal Reserve Board (Fed). From June 1999 through May 2000, the Fed had adopted a tight monetary policy in an effort to keep inflation from accelerating and to slow economic growth. During this timeframe, the Fed raised interest rates six times. When it became clear that the Fed’s policy was having the desired effect, that is, economic growth was slowing and inflation was contained, the Fed began trimming interest rates. During the first quarter of 2001, the Fed reduced the Federal Funds Rate three times, each time by 0.50%. (The Federal Funds Rate is the rate banks charge each other for overnight loans.) The Fed’s moves were positive for bond investments, as yields declined and prices rose. While yields across the maturity spectrum declined, some yields fell more than others. For example, short-term yields—those in the 2-year to 5-year maturity range—declined more than yields on longer-term securities.

PORTFOLIO COMPOSITION
(based on 3/31/2001 portfolio assets)

EVERGREEN Limited Duration Fund	(formerly, Evergreen Select Limited Duration Fund)
Portfolio Manager Interview

Strategy

Strong duration management at a time when interest rates declined and security selection in market sectors that offered relatively attractive yields helped the fund comparably to its benchmark index, the Lehman Brothers 1-3 Year Government/Credit Index. Because we expected economic growth to continue to slow and interest rates to decline, we kept the duration of the fund long relative to its benchmark. (Duration measures a fund’s sensitivity to changes in interest rates.) During the period, the fund’s duration range was 100% to 105% of the index.

At the beginning of the six-month period, risk-averse investors tended to favor Treasury securities, driving their prices to overvalued territory. As a result, high-quality fixed income investments became more attractive to us. In selecting investments for the fund, we emphasized corporate, agency, asset-backed and mortgage-backed securities.

At about 60 percent of assets, corporate bonds accounted for the largest sector weighting in the portfolio. Because investors avoided corporate bonds early in the period, spreads rose to historically high levels relative to Treasuries and prices declined to very attractive levels. In purchasing corporate bonds, we emphasized investment grade securities; that is, those with credit ratings of BBB or better, with the bulk of the bonds at the BBB and A levels. Most of the corporate bonds were issued by financial companies, and all had maturities in the 1-year to 5-year range. In the first quarter of 2001, corporate bonds were the top-performing fixed income investment. The fund maintained a strong emphasis on quality throughout the period; and at the end of the six months, its credit quality rating was A+.

PORTFOLIO QUALITY
(based on 3/31/2001 market value of bonds)

Outlook

Over the next six to twelve months, we expect additional Fed interest rates cuts will result in a pickup in economic growth later in 2001 and into 2002. Once the Fed is finished reducing interest rates, it is likely that yields on short-term securities will move higher and yields on long-term investments will be flat or decline slightly. We have already positioned the fund to potentially benefit in such an environment by shortening its duration to neutral. For the remainder of the fiscal year, we expect that corporate bonds, agency securities and mortgage-backed and asset-backed securities will be the best performing areas of the fixed income market. The fund is heavily weighted in these market sectors and, therefore, is well positioned to take advantage of any outperformance that may occur.

EVERGREEN Adjustable Rate Fund Financial Highlights (For a share outstanding throughout each period)	(formerly, Evergreen Select Adjustable Rate Fund)
	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (a)

CLASS A

Net asset value, beginning of period	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.31	0.16

Net realized and unrealized gains or losses on securities	0.10	(0.02)

Total from investment operations	0.41	0.14

Distributions to shareholders from

Net investment income	(0.32)	(0.16)

Net asset value, end of period	$ 9.61	$ 9.52

Total return*	4.33%	1.43%

Ratios and supplemental data

Net assets, end of period (thousands)	$57,828	$26,552

Ratios to average net assets
Expenses††	0.70%†	0.71%†

Net investment income	6.48%†	6.54%†

Portfolio turnover rate	17%	74%

	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (a)

CLASS B

Net asset value, beginning of period	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.28	0.14

Net realized and unrealized gains or losses on securities	0.09	(0.02)

Total from investment operations	0.37	0.12

Distributions to shareholders from

Net investment income	(0.28)	(0.14)

Net asset value, end of period	$ 9.61	$ 9.52

Total return*	3.94%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$20,020	$5,067

Ratios to average net assets
Expenses††	1.49%†	1.50%†

Net investment income	5.58%†	5.73%†

Portfolio turnover rate	17%	74%

(a)	For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
*	Excluding applicable sales charges.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (a)

CLASS C

Net asset value, beginning of period	$ 9.52	$ 9.54

Income from investment operations

Net investment income	0.28	0.14

Net realized and unrealized gains or losses on securities	0.09	(0.02)

Total from investment operations	0.37	0.12

Distributions to shareholders from

Net investment income	(0.28)	(0.14)

Net asset value, end of period	$ 9.61	$ 9.52

Total return*	3.94%	1.23%

Ratios and supplemental data

Net assets, end of period (thousands)	$16,303	$3,699

Ratios to average net assets
Expenses††	1.49%†	1.50%†

Net investment income	5.51%†	5.73%†

Portfolio turnover rate	17%	74%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,			Year Ended February 28,		Year Ended September 30, 1996 #
		2000	1999	1998 (b)	1998	1997 (c)

CLASS I

Net asset value, beginning of period	$ 9.52	$ 9.56	$ 9.68	$ 9.75	$ 9.71	$ 9.68	$ 9.65

Income from investment operations

Net investment income	0.32	0.61	0.59	0.35	0.64	0.28	0.64

Net realized and unrealized gains or losses on securities	0.10	(0.05)	(0.12)	(0.07)	0.04	0 ‡	0 ‡

Total from investment operations	0.42	0.56	0.47	0.28	0.68	0.28	0.64

Distributions to shareholders from

Net investment income	(0.33)	(0.60)	(0.59)	(0.35)	(0.64)	(0.25)	(0.61)

Net asset value, end of period	$ 9.61	$ 9.52	$ 9.56	$ 9.68	$ 9.75	$ 9.71	$ 9.68

Total return	4.46%	6.05%	4.98%	2.88%	7.15%	2.97%	6.86%

Ratios and supplemental data

Net assets, end of period (thousands)	$38,456	$32,787	$36,033	$23,174	$25,981	$70,264	$65,974

Ratios to average net assets
Expenses††	0.50%†	0.43%	0.30%	0.33%†	0.30%	0.30%†	0.30%

Net investment income	6.86%†	6.43%	6.11%	6.12%†	6.63%	6.79%†	6.84%

Portfolio turnover rate	17%	74%	14%	46%	107%	44%	85%

(a)	For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
(b)	For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.
(c)	For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.
*	Excluding applicable sales charges.
#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
‡	Amount represents less than $0.01 per share.

See Combined Notes to Financial Statements.

EVERGREEN Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
 Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,			Year Ended February 28,		Year Ended September 30, 1996 #
		2000	1999	1998 (a)	1998	1997 (b)

CLASS IS

Net asset value, beginning of period	$ 9.52	$ 9.56	$ 9.68	$ 9.76	$ 9.72	$ 9.68	$ 9.65

Income from investment operations

Net investment income	0.31	0.58	0.55	0.33	0.59	0.28	0.65

Net realized and unrealized gains or losses on securities	0.10	(0.04)	(0.11)	(0.08)	0.06	0 ‡	(0.03)

Total from investment operations	0.41	0.54	0.44	0.25	0.65	0.28	0.62

Distributions to shareholders from

Net investment income	(0.32)	(0.58)	(0.56)	(0.33)	(0.61)	(0.24)	(0.59)

Net asset value, end of period	$ 9.61	$ 9.52	$ 9.56	$ 9.68	$ 9.76	$ 9.72	$ 9.68

Total return	4.33%	5.79%	4.73%	2.63%	6.89%	2.97%	6.60%

Ratios and supplemental data

Net assets, end of period (thousands)	$19,556	$20,384	$20,199	$9,645	$10,320	$3,564	$14,361

Ratios to average net assets
Expenses††	0.74%†	0.70%	0.55%	0.57%†	0.55%	0.55%†	0.55%

Net investment income	6.51%†	6.18%	5.86%	5.82%†	6.15%	6.39%†	6.64%

Portfolio turnover rate	17%	74%	14%	46%	107%	44%	85%

(a)	For the seven months ended September 30, 1998. The Fund changed its fiscal year end from February 28 to September 30, effective September 30, 1998.
(b)	For the five months ended February 28, 1997. The Fund changed its fiscal year end from September 30 to February 28, effective February 28, 1997.
#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
‡	Amount represents less than $0.01 per share.

See Combined Notes to Financial Statements.

EVERGREEN Core Bond Fund	(formerly, Evergreen Select Core Bond Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,		Year Ended March 31,
		2000	1999 (a) (b)	1999 (b)	1998 (b)	1997 (b)

CLASS I

Net asset value, beginning of period	$ 10.09	$ 10.08	$ 10.39	$ 10.53	$ 9.98	$ 10.11

Income from investment operations

Net investment income	0.33	0.64	0.30	0.59	0.56	0.66

Net realized and unrealized gains or losses on securities	0.44	0	(0.30)	0.09	0.61	(0.12)

Total from investment operations	0.77	0.64	0	0.68	1.17	0.54

Distributions to shareholders from

Net investment income	(0.33)	(0.63)	(0.30)	(0.61)	(0.62)	(0.67)

Net realized gains	0	0	(0.01)	(0.21)	0	0

Total distributions to shareholders	(0.33)	(0.63)	(0.31)	(0.82)	(0.62)	(0.67)

Net asset value, end of period	$ 10.53	$ 10.09	$ 10.08	$ 10.39	$ 10.53	$ 9.98

Total return	7.68%	6.60%	0.00%	0.07%	12.06%	5.52%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,387,031	$1,283,130	$1,042,781	$109,028	$96,252	$76,499

Ratios to average net assets
Expenses††	0.42%†	0.42%	0.40%†	0.50%	0.50%	0.50%

Net investment income	6.28%†	6.45%	5.70%†	5.73%	6.06%	6.48%

Portfolio turnover rate	111%	195%	225%	221%	235%	207%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,		Year Ended March 31,
		2000	1999 (a) (b)	1999 (b)	1998 (c) (b)

CLASS IS

Net asset value, beginning of period	$ 10.09	$ 10.08	$10.40	$10.54	$10.40

Income from investment operations

Net investment income	0.31	0.61	0.28	0.59	0.36

Net realized and unrealized gains or losses on securities	0.44	0	(0.31)	0.07	0.08

Total from investment operations	0.75	0.61	(0.03)	0.66	0.44

Distributions to shareholders from

Net investment income	(0.31)	(0.60)	(0.28)	(0.59)	(0.30)

Net realized gains	0	0	(0.01)	(0.21)	0

Total distributions to shareholders	(0.31)	(0.60)	(0.29)	(0.80)	(0.30)

Net asset value, end of period	$ 10.53	$ 10.09	$10.08	$10.40	$10.54

Total return	7.55%	6.33%	(0.17%)	(0.01%)	8.55%

Ratios and supplemental data

Net assets, end of period (thousands)	$24,772	$22,213	$5,744	$2,721	$3,069

Ratios to average net assets
Expenses††	0.67%†	0.68%	0.61%†	0.65%	0.65%†

Net investment income	6.01%†	6.24%	5.49%†	5.59%	5.96%†

Portfolio turnover rate	111%	195%	225%	221%	235%

(a)	For the six months ended September 30, 1999. The Fund changed its fiscal year end from March 31 to September 30, effective September 30, 1999.
(b)
On June 4, 1999, Evergreen Select Core Bond Fund acquired the net assets of the Tattersall Bond Fund. The Tattersall Bond Fund was the accounting and performance survivor in this transaction. The above financial highlights for the periods prior to June 4, 1999 are those of the Tattersall Bond Fund, which have been restated to give effect to this transaction.

(c)	For the period from October 2, 1997 (commencement of class operations) to March 31, 1998.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Fund	(formerly, Evergreen Select Fixed Income Fund)
Financial Highlights (For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$ 5.83	$ 5.82	$ 6.12	$ 5.96

Income from investment operations

Net investment income	0.19	0.37	0.35	0.31

Net realized and unrealized gains or losses on securities	0.22	0.01	(0.30)	0.16

Total from investment operations	0.41	0.38	0.05	0.47

Distributions to shareholders from

Net investment income	(0.19)	(0.37)	(0.35)	(0.31)

Net asset value, end of period	$ 6.05	$ 5.83	$ 5.82	$ 6.12

Total return	7.05%	6.82%	0.84%	8.06%

Ratios and supplemental data

Net assets, end of period (thousands)	$531,217	$554,432	$590,927	$668,907

Ratios to average net assets

Expenses††	0.54%†	0.52%	0.49%	0.52%†

Net investment income	6.41%†	6.52%	5.86%	5.99%†

Portfolio turnover rate	41%	37%	63%	46%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$ 5.83	$ 5.82	$ 6.12	$ 5.97

Income from investment operations

Net investment income	0.18	0.36	0.33	0.20

Net realized and unrealized gains or losses on securities	0.22	0.01	(0.30)	0.15

Total from investment operations	0.40	0.37	0.03	0.35

Distributions to shareholders from

Net investment income	(0.18)	(0.36)	(0.33)	(0.20)

Net asset value, end of period	$ 6.05	$ 5.83	$ 5.82	$ 6.12

Total return	6.91%	6.55%	0.59%	5.94%

Ratios and supplemental data

Net assets, end of period (thousands)	$14,251	$12,709	$11,590	$9,808

Ratios to average net assets

Expenses††	0.79%†	0.78%	0.74%	0.77%†

Net investment income	6.17%†	6.26%	5.65%	5.65%†

Portfolio turnover rate	41%	37%	63%	46%

(a)	For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b)	For the period from March 9, 1998 (commencement of class operations) to September 30, 1998.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Fund II	(formerly, Evergreen Select Fixed Income Fund II)
Financial Highlights (For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (b)	Year Ended October 31,
			1999	1998	1997	1996

CLASS I (a)

Net asset value, beginning of period	$ 12.18	$ 12.38	$ 13.15	$ 13.11	$ 12.89	$ 13.71

Income from investment operations

Net investment income	0.42	0.80	0.78	0.79	0.83	0.77

Net realized and unrealized gains or losses on securities, interest rate swaps and futures contracts	0.44	(0.08)	(0.66)	0.13	0.21	(0.16)

Total from investment operations	0.86	0.72	0.12	0.92	1.04	0.61

Distributions to shareholders from

Net investment income	(0.42)	(0.92)	(0.77)	(0.82)	(0.82)	(0.77)

Net realized gains	0	0	(0.12)	(0.06)	0	(0.66)

Total distributions to shareholders	(0.42)	(0.92)	(0.89)	(0.88)	(0.82)	(1.43)

Net asset value, end of period	$ 12.62	$ 12.18	$ 12.38	$ 13.15	$ 13.11	$ 12.89

Total return	7.09%	6.08%	0.97%	7.21%	8.39%	4.87%

Ratios and supplemental data

Net assets, end of period (thousands)	$60,075	$60,729	$77,470	$83,372	$61,738	$49,962

Ratios to average net assets
Expenses††	0.12%†	0.11%†	0.10%	0.10%	0.15%	0.17%

Net investment income	6.69%†	6.86%†	6.16%	6.08%	6.52%	6.22%

Portfolio turnover rate	79%	113%	209%	137%	194%	226%

	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (b)	Period Ended October 31, 1999 (c)

CLASS IS

Net asset value, beginning of period	$12.17	$12.38	$12.25

Income from investment operations

Net investment income	0.40	0.74	0.03

Net realized and unrealized gains or losses on securities, interest rate swaps and futures contracts	0.44	(0.06)	0.10

Total from investment operations	0.84	0.68	0.13

Distributions to shareholders from

Net investment income	(0.42)	(0.89)	0

Net asset value, end of period	$12.59	$12.17	$12.38

Total return	6.97%	5.76%	1.06%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1	$ 1	$ 1

Ratios to average net assets
Expenses††	0.33%†	0.39%†	0.39%†

Net investment income	6.40%†	7.18%†	6.86%†

Portfolio turnover rate	79%	113%	209%

(a)	Effective October 18, 1999, shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Select Fixed Income Fund II.
(b)	For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(c)	For the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions.

See Combined Notes to Financial Statements.

EVERGREEN Select High Yield Bond Fund Financial Highlights (For a share outstanding throughout each period)
	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (a)

CLASS I

Net asset value, beginning of period	$ 9.57	$ 10.00

Income from investment operations

Net investment income	0.43	0.71

Net realized and unrealized losses on securities	(0.15)	(0.44)

Total from investment operations	0.28	0.27

Distributions to shareholders from

Net investment income	(0.44)	(0.70)

Net asset value, end of period	$ 9.41	$ 9.57

Total return	3.05%	2.82%

Ratios and supplemental data

Net assets, end of period (thousands)	$122,518	$75,204

Ratios to average net assets
Expenses††	0.62%†	0.61%†

Net investment income	9.05%†	8.98%†

Portfolio turnover rate	45%	48%

	Six Months Ended March 31, 2001 (Unaudited)	Period Ended September 30, 2000 (a)

CLASS IS

Net asset value, beginning of period	$ 9.57	$10.00

Income from investment operations

Net investment income	0.46	0.71

Net realized and unrealized losses on securities	(0.19)	(0.47)

Total from investment operations	0.27	0.24

Distributions to shareholders from

Net investment income	(0.43)	(0.67)

Net asset value, end of period	$ 9.41	$ 9.57

Total return	2.92%	2.59%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 1	$ 1

Ratios to average net assets

Expenses††	0.79%†	0.56%†

Net investment income	8.73%†	8.89%†

Portfolio turnover rate	45%	48%

(a)	For the period from November 30, 1999 (commencement of class operations) to September 30, 2000.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Income Plus Fund	(formerly, Evergreen Select Income Plus Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$ 5.36	$ 5.41	$ 5.92	$ 5.72

Income from investment operations

Net investment income	0.18	0.35	0.33	0.30

Net realized and unrealized gains or losses on securities	0.17	(0.05)	(0.46)	0.20

Total from investment operations	0.35	0.30	(0.13)	0.50

Distributions to shareholders from

Net investment income	(0.18)	(0.35)	(0.33)	(0.30)

Net realized gains	0	0	(0.05)	0

Total distributions to shareholders	(0.18)	(0.35)	(0.38)	(0.30)

Net asset value, end of period	$ 5.53	$ 5.36	$ 5.41	$ 5.92

Total return	6.61%	5.82%	(2.13%)	8.99%

Ratios and supplemental data

Net assets, end of period (thousands)	$1,527,024	$1,568,819	$1,794,209	$1,367,240

Ratios to average net assets
Expenses††	0.52%†	0.51%	0.48%	0.51%†

Net investment income	6.47%†	6.68%	5.95%	6.09%†

Portfolio turnover rate	27%	40%	70%	37%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (a)

CLASS IS

Net asset value, beginning of period	$ 5.36	$ 5.41	$ 5.92	$ 5.71

Income from investment operations

Net investment income	0.17	0.34	0.32	0.19

Net realized and unrealized gains or losses on securities	0.17	(0.05)	(0.46)	0.21

Total from investment operations	0.34	0.29	(0.14)	0.40

Distributions to shareholders from

Net investment income	(0.17)	(0.34)	(0.32)	(0.19)

Net realized gains	0	0	(0.05)	0

Total distributions to shareholders	(0.17)	(0.34)	(0.37)	(0.19)

Net asset value, end of period	$ 5.53	$ 5.36	$ 5.41	$ 5.92

Total return	6.48%	5.57%	(2.36%)	7.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$19,740	$16,285	$10,871	$7,528

Ratios to average net assets
Expenses††	0.77%†	0.77%	0.73%	0.75%†

Net investment income	6.25%†	6.47%	5.74%	5.80%†

Portfolio turnover rate	27%	40%	70%	37%

(a)	For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b)	For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Intermediate Term Municipal Bond Fund	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)
Financial Highlights (For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (a)

CLASS I

Net asset value, beginning of period	$ 60.44	$ 61.33	$ 67.11	$ 64.84

Income from investment operations

Net investment income	1.56	2.99	2.97	2.57

Net realized and unrealized gains or losses on securities	1.42	(0.89)	(4.89)	2.27

Total from investment operations	2.98	2.10	(1.92)	4.84

Distributions to shareholders from

Net investment income	(1.57)	(2.99)	(2.97)	(2.57)

Net realized gains	0	0	(0.89)	0

Total distributions to shareholders	(1.57)	(2.99)	(3.86)	(2.57)

Net asset value, end of period	$ 61.85	$ 60.44	$ 61.33	$ 67.11

Total return	4.99%	3.58%	(3.00%)	7.61%

Ratios and supplemental data

Net assets, end of period (thousands)	$589,549	$611,279	$704,474	$746,874

Ratios to average net assets
Expenses††	0.62%†	0.63%	0.57%	0.62%†

Net investment income	5.13%†	4.98%	4.59%	4.59%†

Portfolio turnover rate	22%	66%	97%	47%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (b)

CLASS IS

Net asset value, beginning of period	$ 60.44	$ 61.33	$ 67.11	$ 65.91

Income from investment operations

Net investment income	1.48	2.84	2.81	1.66

Net realized and unrealized gains or losses on securities	1.43	(0.89)	(4.89)	1.20

Total from investment operations	2.91	1.95	(2.08)	2.86

Distributions to shareholders from

Net investment income	(1.50)	(2.84)	(2.81)	(1.66)

Net realized gains	0	0	(0.89)	0

Total distributions to shareholders	(1.50)	(2.84)	(3.70)	(1.66)

Net asset value, end of period	$ 61.85	$ 60.44	$ 61.33	$ 67.11

Total return	4.86%	3.32%	(3.24%)	4.41%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 7,246	$ 7,760	$ 5,863	$ 4,736

Ratios to average net assets
Expenses††	0.88%†	0.88%	0.83%	0.89%†

Net investment income	4.89%†	4.77%	4.41%	4.35%†

Portfolio turnover rate	22%	66%	97%	47%

(a)	For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b)	For the period from March 2, 1998 (commencement of class operations) to September 30, 1998.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN International Bond Fund	(formerly, Evergreen Select International Bond Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,			Year Ended June 30
		2000	1999	1998 (a) (b) #	1998 (b)	1997 (b)	1996 (b)

CLASS I

Net asset value, beginning of period	$ 8.17	$ 9.51	$ 9.52	$ 9.32	$ 9.54	$ 9.70	$ 9.62

Income from investment operations

Net investment income	0.20	0.43	0.40	0.11	0.47	0.49	0.47

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.24	(1.21)	(0.03)	0.22	(0.06)	0.09	0.30

Total from investment operations	0.44	(0.78)	0.37	0.33	0.41	0.58	0.77

Distributions to shareholders from

Net investment income	(0.36)	(0.56)	(0.38)	(0.13)	(0.63)	(0.74)	(0.69)

Net asset value, end of period	$ 8.25	$ 8.17	$ 9.51	$ 9.52	$ 9.32	$ 9.54	$ 9.70

Total return	5.35%	(8.47%)	3.96%	3.56%	4.42%	6.18%	8.00%

Ratios and supplemental data

Net assets, end of period (thousands)	$67,641	$71,910	$55,258	$46,607	$36,722	$34,590	$32,998

Ratios to average net assets
Expenses††	0.74%†	0.70%	0.69%	0.76%†	0.81%	0.85%	0.71%

Net investment income	4.80%†	4.52%	4.18%	4.89%†	4.90%	5.14%	5.81%

Portfolio turnover rate	22%	64%	158%	3%	46%	90%	67%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,			Year Ended June 30
		2000	1999	1998 (a) (b) #	1998 (b)	1997 (b)	1996 (b)

CLASS IS

Net asset value, beginning of period	$ 8.17	$ 9.50	$ 9.51	$ 9.30	$ 9.52	$ 9.68	$ 9.61

Income from investment operations

Net investment income	0.19	0.33	0.38	0.11	0.40	0.42	0.61

Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.25	(1.13)	(0.03)	0.23	(0.01)	0.14	0.12

Total from investment operations	0.44	(0.80)	0.35	0.34	0.39	0.56	0.73

Distributions to shareholders from

Net investment income	(0.34)	(0.53)	(0.36)	(0.13)	(0.61)	(0.72)	(0.66)

Net asset value, end of period	$ 8.27	$ 8.17	$ 9.50	$ 9.51	$ 9.30	$ 9.52	$ 9.68

Total return	5.27%	(8.67%)	3.74%	3.61%	4.16%	5.92%	7.74%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 159	$ 159	$ 238	$ 129	$ 198	$ 182	$ 152

Ratios to average net assets
Expenses††	0.99%†	0.95%	0.95%	1.00%†	1.06%	1.10%	0.96%

Net investment income	4.56%†	4.26%	3.85%	4.65%†	4.65%	4.89%	5.56%

Portfolio turnover rate	22%	64%	158%	3%	46%	90%	67%

(a)	For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998.
(b)
On August 28, 1998, CoreFund Global Bond Fund exchanged substantially all of its net assets for shares of Evergreen Select International Bond Fund. CoreFund Global Bond Fund is the accounting survivor and as such its basis of accounting for assets and liabilities and its operating results for the periods prior to August 28, 1998 have been carried forward in these financial highlights.

#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Limited Duration Fund	(formerly, Evergreen Select Limited Duration Fund)
Financial Highlights
(For a share outstanding throughout each period)

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (a) #

CLASS I

Net asset value, beginning of period	$ 10.18	$ 10.21	$ 10.52	$ 10.42

Income from investment operations

Net investment income	0.34	0.67	0.60	0.53

Net realized and unrealized gains or losses on securities	0.22	(0.04)	(0.29)	0.10

Total from investment operations	0.56	0.63	0.31	0.63

Distributions to shareholders from

Net investment income	(0.35)	(0.66)	(0.60)	(0.53)

Net realized gains	0	0	(0.02)	0

Total distributions to shareholders	(0.35)	(0.66)	(0.62)	(0.53)

Net asset value, end of period	$ 10.39	$ 10.18	$ 10.21	$ 10.52

Total return	5.56%	6.42%	3.07%	6.21%

Ratios and supplemental data

Net assets, end of period (thousands)	$278,729	$282,827	$312,157	$70,810

Ratios to average net assets
Expenses††	0.25%†	0.30%	0.31%	0.30%†

Net investment income	6.51%†	6.61%	5.88%	5.97%†

Portfolio turnover rate	70%	62%	147%	78%

	Six Months Ended March 31, 2001 (Unaudited)	Year Ended September 30,
		2000	1999	1998 (b) #

CLASS IS

Net asset value, beginning of period	$ 10.18	$ 10.21	$ 10.52	$ 10.41

Income from investment operations

Net investment income	0.31	0.64	0.58	0.11

Net realized and unrealized gains or losses on securities	0.23	(0.03)	(0.29)	0.11

Total from investment operations	0.54	0.61	0.29	0.22

Distributions to shareholders from

Net investment income	(0.33)	(0.64)	(0.58)	(0.11)

Net realized gains	0	0	(0.02)	0

Total distributions to shareholders	(0.33)	(0.64)	(0.60)	(0.11)

Net asset value, end of period	$ 10.39	$ 10.18	$ 10.21	$ 10.52

Total return	5.43%	6.15%	2.81%	2.12%

Ratios and supplemental data

Net assets, end of period (thousands)	$ 27,506	$ 9,148	$ 1,629	$ 614

Ratios to average net assets
Expenses††	0.51%†	0.54%	0.56%	0.55%†

Net investment income	6.24%†	6.45%	5.67%	5.84%†

Portfolio turnover rate	70%	62%	147%	78%

(a)	For the period from November 24, 1997 (commencement of class operations) to September 30, 1998.
(b)	For the period from July 28, 1998 (commencement of class operations) to September 30, 1998.
#	Net investment income is based on average shares outstanding during the period.
†	Annualized.
††	Ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Combined Notes to Financial Statements.

EVERGREEN Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments March 31, 2001 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES–90.8%

FHLMC:
6.87%, 08/01/2031	AAA	$ 4,972,428	$ 5,000,372
7.09%, 07/01/2029	AAA	689,506	698,989
7.25%, 11/01/2008	AAA	7,972	8,036
7.49%, 04/01/2020	AAA	333,155	335,114
7.71%, 06/01/2016	AAA	2,728,250	2,748,276
7.98%, 02/01/2021	AAA	628,607	632,536
8.01%, 03/01/2022	AAA	995,505	1,020,552
8.04%, 05/01/2020	AAA	37,037	37,563
8.14%, 07/01/2030	AAA	893,466	906,314
8.19%, 03/01/2021	AAA	955,791	965,492
8.21%, 01/01/2022	AAA	2,013,808	2,075,491
8.28%, 11/01/2029	AAA	2,192,202	2,248,721
8.29%, 05/01/2019-05/01/2026	AAA	1,818,332	1,906,511
8.31%, 07/01/2019-04/01/2022	AAA	3,112,962	3,198,013
8.32%, 03/01/2019	AAA	1,151,947	1,164,930
8.34%, 09/01/2017	AAA	1,128,262	1,152,948
8.36%, 10/01/2021	AAA	860,182	877,652
8.39%, 11/01/2021-06/01/2024	AAA	1,587,428	1,614,007
8.40%, 02/01/2028	AAA	561,311	576,261
9.75%, 03/01/2016	AAA	351,415	372,008
10.50%, 04/01/2004-10/01/2005	AAA	106,042	109,364

FNMA:
5.49%, 07/01/2029	AAA	1,811,750	1,809,485
5.89%, 04/01/2038	AAA	1,283,557	1,319,101
6.12%, 05/01/2036	AAA	1,108,324	1,140,980
6.32%, 03/01/2027	AAA	2,271,798	2,333,200
6.46%, 10/25/2017 pp	AAA	15,118,542	15,256,858
6.51%, 03/25/2009	AAA	10,383,922	10,566,944
6.625%, 10/15/2007	AAA	450,000	479,207
6.76%, 04/01/2018	AAA	1,550,673	1,554,798
7.40%, 01/01/2016	AAA	664,647	669,041
7.42%, 04/01/2028	AAA	2,854,824	2,931,453
7.51%, 06/01/2040	AAA	2,700,065	2,779,692
7.59%, 11/01/2024	AAA	9,286,217	9,466,964
7.63%, 09/01/2018	AAA	1,216,835	1,244,980
7.66%, 03/01/2015	AAA	455,705	456,586
7.74%, 08/01/2015	AAA	260,691	259,667
7.77%, 07/01/2027	AAA	418,041	422,811
7.84%, 03/01/2019	AAA	122,217	123,669
7.86%, 02/01/2017-05/01/2022	AAA	2,381,910	2,435,540
7.88%, 03/01/2027	AAA	640,434	643,534
7.92%, 10/01/2017	AAA	345,036	350,156
7.96%, 09/01/2021 [p]	AAA	8,483,979	8,735,868
7.98%, 12/01/2022	AAA	272,079	275,991

EVERGREEN Adjustable Rate Fund	(formerly, Evergreen Select Adjustable Rate Fund)
Schedule of Investments (continued) March 31, 2001 (Unaudited)

	Credit Rating∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – continued

FNMA: continued
7.99%, 11/01/2018	AAA	$ 828,790	$ 839,929
8.08%, 07/01/2020-01/01/2022	AAA	694,799	703,153
8.10%, 01/01/2022	AAA	658,262	672,967
8.11%, 01/01/2031	AAA	2,501,109	2,559,735
8.12%, 06/01/2019	AAA	79,033	78,990
8.16%, 11/01/2017	AAA	1,194,607	1,215,704
8.19%, 12/01/2019	AAA	932,425	950,785
8.24%, 08/01/2027 p	AAA	6,095,156	6,251,375
8.27%, 08/01/2027	AAA	5,632,075	5,764,936
8.30%, 10/01/2016	AAA	332,788	333,896
8.32%, 07/01/2019	AAA	123,993	124,903
8.35%, 01/01/2028	AAA	160,059	165,100
8.39%, 02/01/2027	AAA	629,098	642,466
8.50%, 06/01/2018-10/01/2026	AAA	918,626	957,231
8.56%, 12/01/2023	AAA	2,485,640	2,555,863
9.50%, 04/01/2005-05/01/2007	AAA	360,693	368,499
10.75%, 10/01/2012	AAA	279,180	304,535
11.00%, 01/01/2016-01/01/2018	AAA	478,632	536,178
12.50%, 07/01/2015	AAA	588,456	679,971

GNMA:
5.00%, 01/20/2030	AAA	2,826,133	2,846,452
7.375%, 04/20/2022-05/20/2026	AAA	6,203,215	6,291,018
7.625%, 12/20/2017-10/20/2027	AAA	4,681,438	4,795,086
7.75%, 08/20/2021-07/20/2024	AAA	3,035,928	3,098,197
10.25%, 11/15/2029	AAA	2,539,431	2,533,083

Total Mortgage-Backed Securities (cost $137,796,758)			138,175,727

U.S. TREASURY OBLIGATIONS – 8.4%

U.S. Treasury Notes:
4.25%, 01/15/2010	AAA	2,593,425	2,778,207
4.75%, 02/15/2004	AAA	1,200,000	1,212,000
5.25%, 05/15/2004	AAA	1,000,000	1,023,750
5.50%, 05/31/2003	AAA	425,000	435,625
6.75%, 05/15/2005	AAA	6,750,000	7,295,265

Total U.S. Treasury Obligations (cost $12,519,311)			12,744,847

	Shares	Value

SHORT-TERM INVESTMENTS – 5.4%

MUTUAL FUND SHARES – 5.4%
Evergreen Select Money Market Fund (cost $8,224,643) ø	8,224,643	8,224,643

Total Investments – (cost $158,540,712) – 104.6%		159,145,217
Other Assets and Liabilities – (4.6%)		(6,982,118)

Net Assets – 100.0%		$ 152,163,099

See Combined Notes to Schedules of Investments.

EVERGREEN Core Bond Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Credit Rating ∧	Principal Amount	Value

ASSET-BACKED SECURITIES – 2.2%

Commercial Mtge. Asset Trust, Ser. 1999 C1, Class A3, 6.64%, 09/17/2010	AAA	$ 8,790,000	$ 9,017,957
Distribution Financial Svcs. Trust, Ser. 1999-1, Class A5, 5.97%, 08/15/2013	AAA	12,645,000	12,814,917
Federal Express Corp. Pass Through Certs., Ser. 981A, 6.72%, 01/15/2022	AAA	9,078,642	9,127,258
Green Tree Recreational Equipment & Consumer Trust, Ser. 1998-A, Class A1C, 6.18%, 06/15/2019	AAA	453,342	459,790
Mid State Trust VI, Class A1, 7.34%, 07/01/2035	AAA	103,924	106,664

Total Asset-Backed Securities (cost $30,334,042)			31,526,586

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.5%
Commerce 2000 C1, Class A2, 7.42%, 04/15/2010	AAA	11,365,000	12,125,824
FHLMC, Ser. 2123, Class PE, 6.00%, 12/15/2027	AAA	6,680,000	6,581,036
FNMA:
Ser. 1994-72, Class J, 6.00%, 06/25/2023	AAA	6,070,000	6,049,435
Ser. 1996-21, Class PJ, 6.00%, 12/25/2010	AAA	7,427,600	7,522,116
Ser. 1999-19, Class PG, 6.00%, 10/25/2027	AAA	5,840,000	5,732,048
Ser. 1999-6, Class PB, 6.00%, 03/25/2019	AAA	7,385,000	7,229,829
Ser. G92-23, Class Z, 7.50%, 05/25/2021	AAA	1,509,497	1,560,950
Ser. G92-44, Class Z, 8.00%, 07/25/2022	AAA	947,993	991,451
GMAC Comml. Mtge. Securities, Inc., Ser. 1998-C2, Class A1, 6.15%, 11/15/2007	AAA	8,570,540	8,693,862
Lehman Brothers Comml. Conduit Mtge. Trust:
Ser. 1999-C1, Class A1, 6.41%, 08/15/2007	Aaa	21,842,661	22,392,933
Ser. 1999-C2, Class A1, 7.11%, 07/15/2008	Aaa	10,943,195	11,475,982
Morgan Stanley Capital I, Inc., Ser. 1998-XL1, Class A3, 6.48%, 06/03/2030	AAA	12,490,000	12,705,054
Mortgage Capital Funding, Inc., Ser. 1998-MC2, Class A1, 6.33%, 10/18/2007	Aaa	8,331,664	8,506,950
Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1, 6.34%, 07/18/2009	AAA	8,472,642	8,615,747

Total Collateralized Mortgage Obligations (cost $115,450,770)			120,183,217

CORPORATE BONDS – 31.5%

CONSUMER DISCRETIONARY – 4.7%

Auto Components – 1.0%
Delphi Automotive Systems Corp., 6.125%, 05/01/2004	BBB	14,100,000	14,101,029

Automobiles – 3.1%
Ford Motor Co.:
5.80%, 01/12/2009	A	21,225,000	20,055,948
6.375%, 02/01/2029	A	15,230,000	13,072,716
General Motors Corp., 7.20%, 01/15/2011	A	10,000,000	10,273,400

			43,402,064

EVERGREEN Core Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER DISCRETIONARY – continued
Multi-line Retail – 0.6%
May Department Stores Co., 8.75%, 05/15/2029	A†	$ 7,690,000	$ 9,012,888

CONSUMER STAPLES – 2.1%

Beverages – 1.4%
Coca Cola Enterprises, Inc.:
6.75%, 01/15/2038	A	5,715,000	5,338,433
8.50%, 02/01/2022	A	4,200,000	4,950,964
Pepsi Bottling Group, Inc., 7.00%, 03/01/2029	A-	9,890,000	10,109,143

			20,398,540

Food & Drug Retailing – 0.7%
Safeway, Inc., 6.50%, 11/15/2008	BBB	9,000,000	9,111,942

FINANCIALS – 16.8%

Banks – 5.5%
Bank of New York, Inc., 6.50%, 12/01/2003	A	2,610,000	2,688,775
BankAmerica Corp., 7.75%, 07/15/2002	A	8,350,000	8,634,409
Credit Suisse First Boston Mtge., 7.33%, 07/15/2008	AAA	6,965,892	7,371,357
Firststar Bank:
6.25%, 12/01/2002	A	2,450,000	2,498,052
7.125%, 12/01/2009	A	5,925,000	6,228,490
National City Corp.:
6.875%, 05/15/2019	A-	7,795,000	7,475,467
7.20%, 05/15/2005	A-	900,000	941,151
Norwest Financial, Inc., 5.375%, 09/30/2003	AA-	950,000	952,828
PNC Funding Corp.:
6.125%, 09/01/2003	BBB+	15,700,000	15,615,553
SunTrust Banks, Inc., 6.125%, 02/15/2004	A	340,000	345,746
Verizon Global Funding Corp., 7.75%, 12/01/2030 144A	A+	12,880,000	13,739,019
Washington Mutual, Inc., 7.50%, 08/15/2006	BBB+	10,700,000	11,314,501

			77,805,348

Diversified Financials – 6.8%
Associates Corp.:
5.75%, 10/15/2003	AA-	14,250,000	14,387,909
Caterpillar Financial Svcs., 6.09%, 03/01/2004	A+	14,000,000	14,220,248
GMAC Corp., MTN:
5.85%, 01/14/2009	A	8,580,000	8,097,117
6.38%, 01/30/2004	A	6,000,000	6,100,872
7.55%, 06/09/2003	A	8,100,000	8,432,319
Household Finance Corp.:
5.875%, 09/25/2004	A	225,000	224,636
6.50%, 11/15/2008	A	11,050,000	11,008,010
7.20%, 07/15/2006	A	5,275,000	5,532,214
EVERGREEN Core Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Diversified Financials – continued
International Lease Finance Corp., MTN, 5.35%, 07/15/2004	NA	$ 8,400,000	$ 8,333,632
Merrill Lynch & Co., 6.15%, 01/26/2006	AA-	9,625,000	9,734,783
Morgan Stanley Dean Witter & Co., 7.75%, 06/15/2005	AA-	4,000,000	4,288,616
Sears Credit Account Master Trust, 7.00%, 07/15/2008	AAA	4,790,000	5,006,395
Sears Roebuck Acceptance Corp., MTN, 6.99%, 09/30/2002	A-	750,000	770,039

			96,136,790

Insurance – 1.5%
American General Finance Corp.:
6.67%, 06/28/2002	A+	20,000,000	20,403,280
6.86%, 11/22/2002	A+	700,000	722,022

			21,125,302

Real Estate – 3.0%
AvalonBay Communities, Inc., 6.625%, 01/15/2005	BBB+	6,485,000	6,567,865
Duke Realty, LP, 7.05%, 03/01/2006	BBB+	3,470,000	3,575,197
EOP Operating, LP, 6.80%, 01/15/2009	BBB+	10,185,000	10,167,248
ERP Operating, LP:
6.55%, 11/15/2001	BBB+	1,325,000	1,335,408
6.63%, 04/13/2005	BBB+	20,450,000	20,693,375

			42,339,093

INDUSTRIALS – 2.5%
Air Freight & Couriers – 0.4%
United Parcel Svcs., Inc., 8.375%, 04/01/2020	AAA	4,470,000	5,297,513

Building Products – 0.2%
Masco Corp., 7.75%, 08/01/2029	BBB+	3,275,000	3,011,955

Industrial Conglomerates – 0.4%
Tyco International Group SA, 6.875%, 09/05/2002	A-	6,010,000	6,103,083

Road & Rail – 1.5%
Burlington Northern Santa Fe Corp.:
6.75%, 03/15/2029	BBB+	8,470,000	7,860,008
7.125%, 12/15/2010	BBB+	6,800,000	7,065,798
8.625%, 11/01/2004	BBB+	5,130,000	5,487,402

			20,413,208

INFORMATION TECHNOLOGY – 0.5%

Communications Equipment – 0.5%
Motorola, Inc., 7.625%, 11/15/2010	A	6,690,000	6,606,241

MATERIALS – 0.0%

Paper & Forest Products – 0.0%
International Paper Co., 6.50%, 11/15/2007	BBB+	325,000	325,478

EVERGREEN Core Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

TELECOMMUNICATION SERVICES – 4.3%

Diversified Telecommunication Services – 4.3%
AT&T Corp.:
6.00%, 03/15/2009	A	$ 650,000	$ 611,638
6.50%, 03/15/2029	A	13,120,000	11,103,154
Bellsouth Telecommunications, Inc.:
6.375%, 06/01/2028	AA-	5,445,000	4,832,786
7.875%, 02/15/2030	AA-	3,130,000	3,362,650
MCI Communications Corp., 6.50%, 04/15/2010	BBB+	4,800,000	4,478,482
Pacific Bell, 6.625%, 11/01/2009	AA-	600,000	613,738
Sprint Capital Corp.:
5.875%, 05/01/2004	BBB+	10,175,000	9,994,424
6.125%, 11/15/2008	BBB+	10,000,000	9,324,560
6.875%, 11/15/2028	BBB+	8,300,000	7,116,345
Worldcom, Inc., 6.95%, 08/15/2028	BBB+	10,745,000	9,245,954

			60,683,731

UTILITIES – 0.6%

Gas Utilities – 0.6%
Enron Corp., 7.375%, 05/15/2019	BBB+	7,840,000	7,996,737

Total Corporate Bonds (cost $429,045,966)			443,870,942

MORTGAGE-BACKED SECURITIES – 37.2%
FHLMC:
6.00%, 05/01/2011-06/01/2029	AAA	22,152,968	21,645,269
6.50%, 04/01/2028-07/01/2029	AAA	14,042,307	14,019,903
7.00%, 02/01/2015-06/01/2030	AAA	28,267,039	28,663,825
7.50%, 04/01/2023	AAA	133,142	137,293
8.00%, 06/01/2030-08/01/2030	AAA	25,443,290	26,290,934
FNMA:
5.56%, 12/01/2008	AAA	5,124,145	5,143,575
5.58%, 12/01/2008	AAA	4,042,574	4,066,520
5.75%, 04/01/2009	AAA	181,751	184,273
5.81%, 01/01/2009	AAA	10,255,044	10,163,774
6.00%, 01/01/2009-05/01/2029	AAA	70,972,264	70,100,879
6.08%, 04/01/2005	AAA	4,714,416	4,807,955
6.12%, 04/01/2009	AAA	5,158,840	5,213,304
6.125%, 05/01/2009	AAA	4,413,274	4,467,568
6.13%, 04/01/2009	AAA	38,841	39,387
6.14%, 04/01/2009	AAA	3,565,436	3,613,044
6.31%, 03/01/2008	AAA	1,310,326	1,344,051
6.32%, 01/01/2006	AAA	8,234,940	8,469,636
6.61%, 02/01/2007	AAA	6,495,371	6,750,903
6.65%, 11/01/2006	AAA	5,130,000	5,453,703
6.70%, 11/01/2007	AAA	531,516	555,868
6.77%, 08/01/2004	AAA	173,634	179,155
EVERGREEN Core Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – continued

6.81%, 11/01/2006-12/01/2006	AAA	$ 6,899,701	$ 7,343,594
6.96%, 12/01/2010	AAA	54,886	58,064
7.00%, 12/01/2015-06/01/2030	AAA	16,278,486	16,488,255
7.02%, 12/01/2010	AAA	79,826	84,879
7.13%, 11/01/2006	AAA	4,306,724	4,556,291
7.24%, 11/01/2006	AAA	4,542,715	4,823,699
7.28%, 10/01/2003	AAA	140,498	145,367
7.375%, 08/01/2006	AAA	59,818	63,987
7.50%, 03/01/2007-02/01/2031	AAA	137,100,462	140,530,147
7.74%, 06/01/2007	AAA	5,200,579	5,666,198
7.79%, 06/01/2010	AAA	9,548,413	10,624,367
8.00%, 05/01/2030-02/01/2031	AAA	20,231,627	20,955,896
8.50%, 01/01/2012	AAA	18,398	19,300
8.66%, 01/01/2005	AAA	571,927	622,654
7.50%, TBA	AAA	28,005,000	28,617,469
GNMA:
7.00%, 09/15/2012	AAA	99,176	102,328
7.50%, 07/15/2023-02/15/2024	AAA	411,533	424,611
7.75%, 07/15/2020-08/15/2021	AAA	6,920,099	7,136,329
8.00%, 07/15/2016-09/15/2030	AAA	26,908,100	27,818,101
8.85%, 05/15/2018-07/15/2018	AAA	442,258	470,479
8.00%, TBA	AAA	25,610,000	26,434,130

Total Mortgage-Backed Securities (cost $512,791,053)			524,296,964

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 1.0%
FNMA, 6.625%, 09/15/2009 (cost $13,046,995)	AAA	13,650,000	14,491,700

U.S. TREASURY OBLIGATIONS – 8.3%
U.S. Treasury Bonds, 6.25%, 08/15/2023	AAA	85,220,000	91,896,561
U.S. Treasury Notes:
3.375%, 01/15/2007	AAA	24,078,318	24,341,686
6.00%, 08/15/2009	AAA	1,180,000	1,260,895

Total U.S. Treasury Obligations (cost $115,867,510)			117,499,142

EVERGREEN Core Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Core Bond Fund)

	Shares	Value

MUTUAL FUND SHARES – 4.0%
Blackrock 2001 Term Trust	1,049,700	$ 10,297,557
Blackrock Investment Quality Term Trust	144,900	1,279,467
Blackrock North American Government Income Trust	957,100	9,446,577
Blackrock Strategic Term Trust	449,000	4,216,110
First Australia Prime Income Fund	410,200	1,607,984
First Commonwealth Fund	146,900	1,307,410
Hyperion 2002 Term Trust	907,100	8,281,823
Hyperion 2005 Investment Grade Opportunity Term Trust	145,600	1,310,400
John Hancock Income Securities Trust	126,700	1,900,500
MFS Government Markets Income Trust	1,218,100	7,990,736
MFS Intermediate Income Trust	535,800	3,664,872
TCW / DW Term Trust 2003	512,400	5,190,612
Templeton Global Income Fund	109,600	695,960

Total Mutual Fund Shares (cost $53,189,681)		57,190,008

SHORT-TERM INVESTMENTS – 8.6%

MUTUAL FUND SHARES – 8.6%
Evergreen Select Money Market Fund (cost $121,785,545) ø	121,785,545	121,785,545

Total Investments – (cost $1,391,511,562) – 101.3%		1,430,844,104
Other Assets and Liabilities – (1.3%)		(19,040,996)

Net Assets – 100.0%		$1,411,803,108

See Combined Notes to Schedules of Investments.

EVERGREEN Fixed Income Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund)
	Credit Rating ∧	Principal Amount	Value

ASSET-BACKED SECURITIES – 5.6%
American Airlines, Inc. Pass Through Trust, Ser. 1999-1, Class C, 7.16%, 10/15/2004	A	$ 2,000,000	$ 2,063,150
Amresco Residential Securities Mtge. Loan Trust, Ser. 1998-2, Class A2, 6.25%, 04/25/2022	Aaa	2,601,808	2,596,786
Case Equipment Loan Trust, Ser. 1998-A, Class A4, 5.86%, 02/15/2005	AAA	88,442	88,901
Continental Airlines, Inc. Pass Through Trust:
Ser. 1997, Class 1B, 7.46%, 04/01/2013	A+	2,824,602	2,879,272
Ser. 1999-2, Class C2, 7.43%, 09/15/2004	A-	3,000,000	3,077,745
Ser. 2000-2, Class A2, 7.49%, 10/02/2010	A-	2,400,000	2,543,172
Distribution Financial Svcs. Trust, Ser. 1999-3, Class A4, 6.65%, 11/03/2015	AAA	5,000,000	5,129,304
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.26%, 12/25/2012	NA	4,697,461	4,769,994
Metlife Capital Equipment Loan Trust, Ser. 1997-A, Class A, 6.85%, 05/20/2008	AAA	1,330,345	1,356,972
Prudential Securities Secured Financing Corp.:
Ser. 1994-4, Class A1, 8.12%, 02/15/2025	AAA	1,758,763	1,839,947
Ser. 1998-C1, Class A1A, 6.11%, 11/15/2002	AAA	1,214,049	1,218,658
Southern Pacific Secured Assets Corp., Ser. 1998-1, Class A6, 7.08%, 03/25/2028	AAA	2,540,000	2,534,189
The Money Store Home Equity Trust, Ser. 1992-B, Class A, 6.90%, 07/15/2007	AAA	378,448	377,771

Total Asset-Backed Securities (cost $29,880,689)			30,475,861

COLLATERALIZED MORTGAGE OBLIGATIONS – 18.1%
Blackrock Capital Finance, LP, Ser. 1997-C1, Class D, 7.15%, 10/25/2026	NA	3,250,000	3,273,904
Carco Auto Loan Master Trust, Ser. 1997-1, Class A, 6.69%, 08/15/2004	AAA	1,973,852	1,973,852
Credit Suisse First Boston Mtge. Corp.:
Ser. 1998-FL1A, Class E, 6.48%, 01/10/2013 144A ±	Baa2	3,300,000	3,294,746
Ser. 1998-FL2A, Class D, 6.98%, 08/15/2013 144A ±	Baa2	18,800,000	18,835,626
Deutsche Mtge. & Asset Receiving Corp., Ser. 1998-C1, Class A1, 6.22%, 09/15/2007	Aaa	3,337,111	3,391,407
DLJ Comml. Mtge. Corp.:
Ser. 1998-ST1A, Class B1, 6.51%, 01/08/2011 144A ±	Baa2	1,793,719	1,794,617
Ser. 1998-ST1A, Class B2, 6.83%, 01/08/2011 144A ±	Baa3	3,350,000	3,351,524
Ser. 1999-STF1, Class B1, 8.125%, 07/05/2008 144A ± ☐	Baa2	6,711,000	6,721,080
Ser. 1999-STF1, Class B2, 8.73%, 07/05/2008 144A ± ☐	Baa3	10,713,000	10,730,698
FHLMC:
Ser. 1519, Class F, 6.75%, 03/15/2007	AAA	1,089,579	1,096,994
Ser. 1608, Class FN, 5.89%, 11/15/2023	AAA	132,514	132,943
Ser. 1935, Class FL, 5.89%, 02/15/2027	AAA	501,848	503,414
FNMA, Ser. 1998-W8, Class A4, 6.02%, 09/25/2028	AAA	5,750,000	5,805,516
EVERGREEN Fixed Income Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund)
	Credit Rating ∧	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – continued
Fortress Comml. Mtge. Trust, Ser. 1999-PC1, Class C, 7.32%, 12/10/2004 144A ± ☐	NR	$ 6,000,000	$ 6,018,528
Iroquois Trust, Ser. 1997-3, Class A, 6.68%, 11/10/2003 144A	Aaa	1,003,184	1,021,587
Lehman Brothers Comml. Conduit Mtge. Trust:
Ser. 1999-C1, Class A1, 6.41%, 08/15/2007	Aaa	5,083,031	5,211,085
Ser. 1999-C1, Class A2, 6.78%, 04/15/2009	Aaa	1,000,000	1,035,205
Prudential Home Mtge. Securities, Ser. 1993-39, Class A8, 6.50%, 10/25/2008	NR	2,690,365	2,709,157
RMF Comml. Mtge., Ser. 1997-1, Class A1, 6.38%, 01/15/2019 144A	NR	2,129,607	2,132,649
SASCO Comml. Mtge. Trust:
Ser. 1998-C3A, Class G, 6.08%, 03/25/2002 144A ±	Baa3	1,823,213	1,822,844
Ser. 1999-C3, Class D, 5.86%, 02/20/2002 144A ±	NR	4,857,220	4,868,526
Ser. 1999-C3, Class H, 6.46%, 03/20/2002 144A ±	Baa1	8,096,058	8,117,576
Starwood Asset Receivables Trust, Ser. 2000-1, Class D, 6.98%, 09/25/2022 ±	NA	5,000,000	5,008,985

Total Collateralized Mortgage Obligations (cost $97,625,043)			98,852,463

CORPORATE BONDS – 32.8%

CONSUMER DISCRETIONARY – 1.9%

Media – 0.3%
AOL Time Warner, Inc., 8.11%, 08/15/2006	BBB+	1,690,000	1,849,654

Multi-line Retail – 1.6%
Target Corp., 7.50%, 02/15/2005	A	8,200,000	8,742,725

CONSUMER STAPLES – 2.3%

Beverages – 1.9%
Coca Cola Co., 5.75%, 04/30/2009	A	6,500,000	6,373,039
Pepsi Bottling Group, Inc., 5.625%, 02/17/2009	A	3,975,000	3,887,618

			10,260,657

Food & Drug Retailing – 0.4%
Safeway, Inc., 7.00%, 09/15/2002	BBB	2,425,000	2,469,530

ENERGY – 0.6%

Oil & Gas – 0.6%
Phillips Petroleum Co., 8.75%, 05/25/2010	BBB	2,800,000	3,251,293

FINANCIALS – 22.3%

Banks – 7.6%
Asian Development Bank, 6.75%, 06/11/2007	AAA	4,000,000	4,282,548
Bank of America Corp.:
7.40%, 01/15/2011	A	4,000,000	4,207,936
7.80%, 02/15/2010	A	7,000,000	7,524,944
9.125%, 10/15/2001	A	1,020,000	1,042,738
EVERGREEN Fixed Income Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund)
	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Banks – continued
Bank One Corp., 9.20%, 12/17/2001	A-	$ 3,000,000	$ 3,092,184
Bell Atlantic Finance Svcs., Inc., 7.60%, 03/15/2007	A+	5,000,000	5,352,670
FleetBoston Financial Corp., 7.375%, 12/01/2009	A-	5,000,000	5,340,100
Wells Fargo & Co., 6.625%, 07/15/2004	A+	10,000,000	10,369,480

			41,212,600

Diversified Financials – 13.5%
CIT Group Holdings, Inc., 6.375%, 08/01/2002	A+	3,720,000	3,763,122
Citigroup, Inc., 7.45%, 06/06/2002	AA-	3,500,000	3,609,396
Ford Motor Credit Co., 7.375%, 10/28/2009	A	5,000,000	5,175,450
General Electric Capital Corp., 6.80%, 11/01/2005	AAA	4,000,000	4,246,280
GMAC:
5.875%, 01/22/2003	A	8,567,000	8,622,668
6.75%, 12/10/2002	A	5,000,000	5,105,610
7.50%, 07/15/2005	A	5,000,000	5,248,895
LG&E Capital Corp., 5.75%, 11/01/2001 144A	BBB	5,000,000	5,003,760
Merrill Lynch & Co., Inc., 6.00%, 02/12/2003	AA-	2,350,000	2,392,042
Morgan Stanley Dean Witter & Co.:
7.75%, 06/15/2005	AA-	4,000,000	4,288,616
8.00%, 06/15/2010	AA-	8,500,000	9,404,434
National Rural Utilities Finance Corp., 6.75%, 09/01/2001	Aa3	2,000,000	2,010,736
Nisource Finance Corp., 7.625%, 11/15/2005 144A	BBB	6,850,000	7,246,690
Salomon Smith Barney, Inc., 6.25%, 01/15/2005	A	7,405,000	7,551,042

			73,668,741

Insurance – 1.0%
Metropolitan Life Insurance Co., 7.00%, 11/01/2005 144A	A+	5,000,000	5,193,105

Real Estate – 0.2%
EOP Operating LP, 7.375%, 11/15/2003	BBB+	1,250,000	1,294,252

HEALTH CARE – 0.4%

Pharmaceuticals – 0.4%
American Home Products Corp., 6.25%, 03/15/2006 144A	A	2,000,000	2,011,878

INDUSTRIALS – 2.1%

Aerospace & Defense – 0.9%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	5,000,000	5,015,360

Road & Rail – 1.2%
Union Pacific Corp., 9.625%, 12/15/2002	BBB-	6,000,000	6,409,548

INFORMATION TECHNOLOGY – 1.7%

Communications Equipment – 1.1%
SBC Communications, Inc., 6.25%, 03/15/2011	AA-	6,000,000	5,973,078

Computers & Peripherals – 0.6%
International Business Machines, 5.25%, 12/01/2003	A+	3,000,000	3,012,852

EVERGREEN Fixed Income Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund)
	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

TELECOMMUNICATION SERVICES – 1.5%

Diversified Telecommunication Services – 0.7%
Verizon Global Fund Corp., 6.75%, 12/01/2005	A+	$ 4,000,000	$ 4,152,908

Wireless Telecommunications Services – 0.8%
Vodafone Airtouch Plc, 7.625%, 02/15/2005	A	4,000,000	4,248,624

Total Corporate Bonds (cost $173,585,850)			178,766,805

MORTGAGE-BACKED SECURITIES – 26.9%
FHLB:
5.47%, 02/19/2004 ☐	Aaa	2,555,394	2,583,168
5.72%, 08/25/2003	Aaa	5,000,000	5,118,915
6.04%, 04/28/2003 ☐	Aaa	504,706	506,148
6.23%, 05/18/2005 ☐	Aaa	766,856	771,596
FHLMC:
6.50%, 07/01/2004	AAA	710,255	723,267
7.50%, TBA ±±	AAA	10,000,000	10,228,100
FNMA:
5.52%, 04/17/2002	AAA	4,000,000	4,038,296
6.00%, 11/01/2008-05/01/2029	AAA	13,084,975	12,871,566
6.25%, 02/01/2011	AAA	8,000,000	8,140,000
6.26%, 04/01/2011	AAA	4,000,000	4,047,500
6.45%, 07/01/2009	AAA	5,970,404	6,302,377
6.82%, 12/01/2007	AAA	6,460,199	6,761,818
6.86%, 06/01/2017	AAA	63,346	64,559
6.95%, 11/13/2006	AAA	4,495,000	4,557,287
11.00%, 02/01/2025	AAA	3,121,514	3,457,135
TBA:
6.00%, TBA ±±	AAA	19,500,000	19,463,535
6.50%, TBA ±±	AAA	18,600,000	18,820,968
7.50%, TBA ±±	AAA	32,900,000	33,716,602
GNMA:
8.05%, 06/15/2019-10/15/2020	AAA	4,612,226	4,786,046

Total Mortgage-Backed Securities (cost $144,501,925)			146,958,883

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 6.3%
FHLMC, 6.625%, 09/15/2009	Aaa	23,500,000	24,949,081
FNMA:
5.125%, 02/13/2004	AAA	6,441,000	6,517,197
6.15%, 04/01/2011	AAA	2,800,000	2,813,126

Total U.S. Government & Agency Obligations (cost $32,721,475)			34,279,404

U.S. TREASURY OBLIGATIONS – 19.3%
U.S. Treasury Notes:
5.75%, 04/30/2003	AAA	17,660,000	18,183,072
6.00%, 08/15/2009	AAA	500,000	534,278
EVERGREEN Fixed Income Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund)
	Credit Rating ∧	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – continued

6.125%, 08/15/2007	AAA	$10,530,000	$ 11,277,798
6.50%, 10/15/2006	AAA	21,500,000	23,355,235
6.625%, 05/15/2007	AAA	29,500,000	32,345,452
7.875%, 11/15/2004	AAA	17,695,000	19,643,538

Total U.S. Treasury Obligations (cost $99,860,762)			105,339,373

YANKEE OBLIGATIONS – CORPORATE – 0.9%

ENERGY – 0.9%

Oil & Gas – 0.9%
Norcen Energy Resources, Ltd., 7.375%, 05/15/2006 (cost $4,489,509)	BBB+	4,500,000	4,790,970

YANKEE OBLIGATIONS – GOVERNMENT – 1.8%
Canada, 5.50%, 10/01/2008 (cost $9,023,859)	AA	10,000,000	9,915,340

SHORT–TERM INVESTMENTS – 3.0%

COMMERCIAL PAPER – 1.3%
Nisource Finance Corp., 5.60%, 04/30/2001 ±	BBB	4,021,000	4,003,486
Sprint Capital Corp., 5.90%, 04/26/2001 ±	BBB+	2,855,000	2,843,770

			6,847,256

	Shares	Value

MUTUAL FUND SHARES – 1.7%
Evergreen Select Money Market Fund ø	9,160,124	9,160,124

Total Short-Term Investments (cost $16,007,380)		16,007,380

Total Investments – (cost $607,696,492) – 114.7%		625,386,479
Other Assets and Liabilities – (14.7%)		(79,919,017)

Net Assets – 100.0%		$545,467,462

See Combined Notes to Schedules of Investments.

EVERGREEN Fixed Income Fund II Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund II)
	Credit Rating ∧	Principal Amount	Value

ASSET-BACKED SECURITIES – 8.9%
Advanta Home Equity Loan Trust, Ser. 1993-2, Class A2, 6.15%, 10/25/2009	AAA	$ 321,373	$ 321,876
AFG Receivables Trust:
Ser. 1997-A, Class A, 6.35%, 10/15/2002	AAA	151,455	151,809
Ser. 1997-B, Class B, 6.40%, 02/15/2003	A+	42,856	43,069
Ser. 1997-B, Class C, 7.00%, 02/15/2003	BBB	85,713	86,210
Credit Suisse First Boston Mtge. Securities Corp., Ser. 1996-2, Class A6, 7.18%, 02/25/2018	AAA	980,000	999,512
GE Capital Mtge. Svcs., Inc., Ser. 1999-HE3, Class A3, 7.11%, 07/25/2014	Aaa	600,000	614,277
Northwest Airlines Corp., Ser. 1999-2, Class B, 7.95%, 03/01/2015	A	981,917	1,011,261
Union Acceptance Corp.:
Ser. 1997-A, Class A3, 6.48%, 05/10/2004	AAA	1,462,000	1,466,891
Ser. 1998-D, Class A3, 5.75%, 06/09/2003	AAA	622,109	623,823

Total Asset-Backed Securities (cost $5,214,920)			5,318,728

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.1%
Bank America Mtge. Securities, Inc., Ser. 1998-3, Class 2M, 6.50%, 07/25/2013	NR	227,295	227,008
Lehman Brothers Comml. Conduit Mtge. Trust:
Ser. 1999-C1, Class A1, 6.41%, 08/15/2007	Aaa	554,512	568,482
Ser. 1999-C1, Class A2, 6.78%, 04/15/2009	Aaa	700,000	724,644
Prudential Home Mtge. Securities, Ser. 1996-3, Class M, 6.75%, 03/25/2011	AA	946,651	964,235

Total Collateralized Mortgage Obligations (cost $2,462,878)			2,484,369

CORPORATE BONDS – 18.3%

CONSUMER DISCRETIONARY – 3.2%

Media – 2.1%
AOL Time Warner, Inc., 6.875%, 06/15/2018	BBB+	1,000,000	957,091
Comcast Cable Communications, 6.20%, 11/15/2008	BBB	300,000	292,634

			1,249,725

Multi-line Retail – 1.1%
Target Corp., 5.50%, 04/01/2007	A	700,000	694,947

CONSUMER STAPLES – 0.8%

Beverages – 0.8%
Coca Cola Enterprises, Inc., 6.95%, 11/15/2026	A	500,000	502,018

ENERGY – 0.5%

Oil & Gas – 0.5%
Anadarko Petroleum Corp., 7.20%, 03/15/2029	BBB+	300,000	300,389

EVERGREEN Fixed Income Fund II Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund II)
	Credit Rating ∧	Principal Amount	Value

FINANCIALS – 9.4%

Banks – 1.1%
Verizon Global Funding Corp., 7.75%, 12/01/2030 144A	A+	$ 300,000	$ 320,008
Wells Fargo Bank, 7.55%, 06/21/2010	A+	300,000	327,063

			647,071

Diversified Financials – 6.3%
CIT Group, Inc., 7.125%, 10/15/2004	A+	500,000	517,624
Enterprise Rent-A-Car USA Finance Co., 7.95%, 12/15/2009 144A	BBB+	1,000,000	1,019,412
Ford Motor Credit Co., 7.50%, 03/15/2005	A	300,000	314,144
GE Capital Corp., 7.25%, 02/01/2005	AAA	500,000	533,971
General Motors Acceptance Corp., 7.25%, 03/02/2011	A	500,000	512,967
Household Finance Corp., 7.875%, 03/01/2007	A	300,000	324,615
Morgan Stanley Dean Witter & Co., 8.00%, 06/15/2010	AA-	500,000	553,202

			3,775,935

Real Estate – 2.0%
EOP Operating, LP, 6.80%, 01/15/2009	BBB+	1,200,000	1,197,908

HEALTH CARE – 0.9%
Pharmaceuticals – 0.9%
American Home Products Corp., 6.25%, 03/15/2006 144A	A	500,000	502,970

INDUSTRIALS – 0.8%
Aerospace & Defense – 0.8%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	500,000	501,536

TELECOMMUNICATION SERVICES – 0.9%
Wireless Telecommunications Services – 0.9%
Vodafone Group, Plc, 7.75%, 02/15/2010	A	500,000	539,726

UTILITIES – 1.8%
Gas Utilities – 1.8%
El Paso Energy Corp., 8.05%, 10/15/2030	NR	500,000	534,274
Williams Gas Pipelines Co., 7.375%, 11/15/2006 144A	BBB	500,000	526,963

			1,061,237

Total Corporate Bonds (cost $10,752,274)			10,973,462

MORTGAGE-BACKED SECURITIES – 39.2%
FNMA:
6.00%, 08/01/2006-05/01/2029	AAA	2,975,530	2,974,311
6.21%, 03/01/2011	Aaa	500,000	505,000
6.44%, 12/01/2010	AAA	449,537	466,223
7.00%, 08/01/2029	AAA	2,955,155	2,993,326
6.50%, TBA ±±	AAA	5,500,000	5,496,798
7.50%, TBA ±±	AAA	5,600,000	5,732,278

EVERGREEN Fixed Income Fund II Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Fund II)
	Credit Rating ∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – continued

GNMA:
6.50%, 04/15/2029	AAA	$ 3,552,874	$ 3,556,090
7.00%, 04/15/2024	AAA	1,817,065	1,853,678

Total Mortgage-Backed Securities (cost $23,246,485)			23,577,704

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 7.2%
FHLMC, 7.00%, 03/15/2010	Aaa	2,250,000	2,450,036
FNMA:
6.00%, 11/25/2015	Aaa	1,000,000	1,006,250
6.15%, 04/01/2011	AAA	300,000	301,407
7.125%, 03/15/2007	Aaa	500,000	544,353

Total U.S. Government & Agency Obligations (cost $4,048,888)			4,302,046

U.S. TREASURY OBLIGATIONS – 12.7%
U.S. Treasury Bonds:
5.25%, 02/15/2029	AAA	3,200,000	3,036,071
6.00%, 02/15/2026	AAA	900,000	943,930
7.25%, 05/15/2016	AAA	1,138,000	1,342,455
9.25%, 02/15/2016	AAA	1,140,000	1,574,870
U.S. Treasury Notes, 5.75%, 04/30/2003	AAA	700,000	720,733

Total U.S. Treasury Obligations (cost $6,841,310)			7,618,059

YANKEE OBLIGATIONS-CORPORATE – 1.8%

FINANCIALS – 1.8%

Diversified Financials – 1.8%
Principal Financial Group, 8.20%, 08/15/2009 (cost $1,029,789) 144A	A	1,000,000	1,095,002

YANKEE OBLIGATIONS-GOVERNMENT – 0.5%
Quebec Province, Canada, 5.75%, 02/15/2009 (cost $288,351)	A+	300,000	295,161

SHORT-TERM INVESTMENTS – 28.3%

COMMERCIAL PAPER – 20.2%
PP&L Capital Funding, Inc.:
5.72%, 04/19/2001 ±	BBB	2,600,000	2,592,977
5.75%, 04/16/2001 ±	BBB	8,747,000	8,727,441
6.05%, 04/02/2001 ±	BBB	502,000	502,000
Sprint Capital Corp., 5.90%, 04/26/2001 ±	BBB+	306,000	304,796

			12,127,214

		Shares	Value

MUTUAL FUND SHARES – 8.1%
Evergreen Select Money Market Fund ø	4,901,825	4,901,825

Total Short-Term Investments (cost $17,029,039)			17,029,039

Total Investments – (cost $70,913,934) – 121.0%			72,693,570
Other Assets and Liabilities – (21.0%)			(12,617,542)

Net Assets – 100.0%			$60,076,028

See Combined Notes to Schedules of Investments.

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments
March 31, 2001 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – 77.4%

CONSUMER DISCRETIONARY – 29.0%

Auto Components – 1.4%
Dura Operating Corp., Ser. B, 9.00%, 05/01/2009	B	$ 475,000	$ 420,375
Lear Corp., Ser. B, 8.11%, 05/15/2009	BB+	1,250,000	1,250,550

			1,670,925

Hotels, Restaurants & Leisure – 10.9%
Anchor Gaming, 9.875%, 10/15/2008	B	1,250,000	1,334,375
Argosy Gaming Co., 10.75%, 06/01/2009	B	1,000,000	1,080,000
Aztar Corp., 8.875%, 05/15/2007	B+	1,000,000	1,005,000
Hollywood Casino Corp., 11.25%, 05/01/2007	B	1,250,000	1,331,250
Horseshoe Gaming Holdings, Ser. B, 8.625%, 05/15/2009	B+	1,000,000	997,500
Intrawest Corp., 10.50%, 02/01/2010	B+	1,000,000	1,047,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	1,250,000	1,137,500
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007	BB-	1,250,000	1,293,750
MGM Mirage, Inc., 8.375%, 02/01/2011	BB+	1,000,000	1,010,000
Mohegan Tribal Gaming Authority, 8.75%, 01/01/2009	BB-	1,000,000	1,031,250
Prime Hospitality Corp., Ser. B, 9.75%, 04/01/2007	B+	1,000,000	1,015,000
Station Casinos, Inc., 9.875%, 07/01/2010	B+	1,000,000	1,045,000

			13,328,125

Household Durables – 3.9%
Del Webb Corp., 9.375%, 05/01/2009	B-	1,000,000	945,000
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	1,000,000	1,030,000
Lennar Corp., 7.625%, 03/01/2009	BB+	1,000,000	965,142
MDC Holdings, Inc., 8.375%, 02/01/2008	BB	750,000	751,875
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	1,000,000	1,032,500

			4,724,517

Leisure Equipment & Products – 0.9%
CSC Holdings, Inc., 9.875%, 02/15/2013	BB-	1,000,000	1,072,500

Media – 11.9%
Adelphia Communications Corp., 9.375%, 11/15/2009	B+	1,250,000	1,246,875
American Lawyer Media, Inc., Ser. B, 9.75%, 12/15/2007	B	1,000,000	917,500
American Media Operations, Inc., 10.25%, 05/01/2009	B-	1,000,000	1,025,000
Chancellor Media Corp., 8.00%, 11/01/2008	BBB-	1,000,000	1,042,500
Charter Communications, 8.625%, 04/01/2009	B+	1,250,000	1,209,375
Echostar DBS Corp., 9.375%, 02/01/2009	B+	1,250,000	1,259,375
Emmis Communications Corp., Ser. B, 8.125%, 03/15/2009	B-	1,000,000	962,500
Hollinger International Publishing, Inc., 9.25%, 02/01/2006	BB-	1,000,000	1,035,000
Infinity Broadcasting, Inc., 8.875%, 06/15/2007	BBB+	1,000,000	1,072,500
K-III Communications Corp., Ser. B, 8.50%, 02/01/2006	BB-	1,000,000	1,002,500
Lamar Media Corp., 9.625%, 12/01/2006	B	1,000,000	1,047,500
Mediacom LLC, Ser. B, 8.50%, 04/15/2008	B+	1,000,000	945,000

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments (continued)
March 31, 2001 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER DISCRETIONARY – continued

Media – continued
TV Guide, Inc., Ser. B, 8.125%, 03/01/2009	BB-	$ 900,000	$ 885,375
Young Broadcasting, Inc., 10.00%, 03/01/2011 144A	B	1,000,000	975,000

			14,626,000

Multi-line Retail – 0.0%
Ames Department Stores, Inc., 10.00%, 04/15/2006	CCC-	300,000	67,500

CONSUMER STAPLES – 4.7%

Beverages – 0.8%
Canandaigua Brands, Inc., 8.625%, 08/01/2006	BB	1,000,000	1,042,500

Food & Drug Retailing – 2.4%
AFC Enterprises, Inc., 10.25%, 05/15/2007	B+	1,000,000	1,020,000
Marsh Supermarket, Inc., Ser. B, 8.875%, 08/01/2007	B+	1,000,000	962,500
Pantry, Inc., 10.25%, 10/15/2007	B	1,000,000	987,500

			2,970,000

Food Products – 0.6%
Sun World International, Inc., Ser. B, 11.25%, 04/15/2004	B	780,000	713,700

Household Products – 0.9%
Elizabeth Arden, Inc., 11.75%, 02/01/2011 144A	B+	1,000,000	1,055,000

ENERGY – 9.9%

Energy Equipment & Services – 0.8%
Parker Drilling Co., Ser. D, 9.75%, 11/15/2006	B+	1,000,000	1,035,000

Oil & Gas – 9.1%
Chesapeake Energy Corp., Ser. B, 9.625%, 05/01/2005	B+	1,000,000	1,095,000
Cross Timbers Oil Co., Ser. B, 9.25%, 04/01/2007	B+	1,000,000	1,055,000
Giant Industries, Inc., 9.00%, 09/01/2007	B+	1,000,000	945,000
Grant Prideco, Inc., 9.625%, 12/01/2007 144A	BB	1,000,000	1,055,000
HS Resources, Inc., 9.25%, 11/15/2006	B+	1,250,000	1,300,000
Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008	B+	1,250,000	1,237,500
Ocean Energy, Inc., Ser. B, 8.375%, 07/01/2008	BB+	1,250,000	1,320,312
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	1,000,000	1,106,541
Pride Petroleum Svcs., Inc., 9.375%, 05/01/2007	BB	950,000	1,005,813
Vintage Petroleum, Inc., 9.00%, 12/15/2005	BB-	1,000,000	1,035,000

			11,155,166

FINANCIALS – 2.8%

Diversified Financials – 1.6%
Americredit Corp., 9.25%, 02/01/2004	BB-	1,000,000	985,000
Avis Rent-A-Car, Inc., 11.00%, 05/01/2009	BBB-	750,000	836,250
Merrill Corp., Ser. B, 12.00%, 05/01/2009	B	300,000	76,500

			1,897,750

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments (continued)
March 31, 2001 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Real Estate – 1.2%
Choctaw Resort Development Enterprise, 9.25%, 04/01/2009 144A	BB-	$ 475,000	$ 485,093
Meristar Hospitality Corp., 9.125%, 01/15/2011 144A	BB-	1,000,000	1,025,000

			1,510,093

HEALTH CARE – 5.7%

Health Care Providers & Services – 4.8%
Bergen Brunswig, 7.375%, 01/15/2003	BB-	1,025,000	1,019,378
HCA – The Healthcare Co., 8.75%, 09/01/2010	BB+	1,000,000	1,073,280
Manor Care, Inc., 8.00%, 03/01/2008 144A	BBB	500,000	511,250
Omnicare, Inc., 8.125%, 03/15/2011 144A	BB+	950,000	973,750
Owens & Minor, Inc., 10.875%, 06/01/2006	B+	1,000,000	1,060,000
Tenet Healthcare Corp., Ser. B, 8.125%, 12/01/2008	BB-	1,250,000	1,290,625

			5,928,283

Pharmaceuticals – 0.9%
King Pharmaceuticals, Inc., 10.75%, 02/15/2009	B+	1,000,000	1,072,500

INDUSTRIALS – 6.4%

Aerospace & Defense – 2.5%
BE Aerospace, Inc., 9.50%, 11/01/2008	B	1,000,000	1,027,500
Sequa Corp.:
8.875%, 04/01/2008 144A	BB	1,000,000	1,008,750
9.00%, 08/01/2009	BB	1,000,000	1,012,500

			3,048,750

Building Products – 0.8%
American Standard, Inc., 7.375%, 02/01/2008	BB+	1,000,000	997,500

Commercial Services & Supplies – 1.6%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	B+	1,000,000	1,025,000
Quebecor World, Inc., 7.75%, 02/15/2009	BBB-	1,000,000	994,309

			2,019,309

Industrial Conglomerates – 0.8%
Nortek, Inc., Ser. B, 8.875%, 08/01/2008	B+	1,000,000	967,500

Machinery – 0.7%
Eagle-Picher Industries, 9.375%, 03/01/2008	B-	700,000	353,500
Terex Corp., 10.375%, 04/01/2011 144A	B	475,000	482,125

			835,625

INFORMATION TECHNOLOGY – 0.5%

Semiconductor Equipment & Products – 0.5%
Fairchild Semiconductor Corp., 10.125%, 03/15/2007	B	635,000	600,075

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments (continued)
March 31, 2001 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

MATERIALS – 7.7%

Chemicals – 2.7%
Lyondell Chemical Co., Ser. A, 9.625%, 05/01/2007	BB	$1,000,000	$ 1,030,000
PMD Group, Inc., 11.00%, 02/28/2011	B	250,000	261,250
Scotts Co., 8.625%, 01/15/2009	B+	1,000,000	1,020,000
Sterling Chemicals, Inc., Ser. B, 12.375%, 07/15/2006	BB-	1,000,000	935,000

			3,246,250

Containers & Packaging – 3.3%
Container Corp. of America, Ser. A, 11.25%, 05/01/2004	B	1,000,000	1,005,000
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	1,000,000	990,000
Packaging Corp. of America, Ser. B, 9.625%, 04/01/2009	BB-	1,000,000	1,075,000
Stone Container Corp., 9.75%, 02/01/2011 144A	B	1,000,000	1,025,000

			4,095,000

Metals & Mining – 1.7%
Century Aluminum Co., 11.75%, 04/15/2008 144A	BB-	475,000	484,500
Kaiser Aluminum & Chemical Corp., Ser. B, 10.875%, 10/15/2006	B1	550,000	508,750
P&L Coal Holdings Corp., Ser. B, 9.625%, 05/15/2008	B	1,000,000	1,055,000

			2,048,250

TELECOMMUNICATION SERVICES – 8.2%

Diversified Telecommunication Services – 5.3%
American Tower Corp., 9.375%, 02/01/2009 144A	B	1,250,000	1,203,125
Level 3 Communications, Inc., 9.125%, 05/01/2008	B	1,250,000	893,750
McLeod USA, Inc., 9.25%, 07/15/2007	B+	1,000,000	900,000
Metromedia Fiber Network, Inc., Ser. B, 10.00%, 11/15/2008	B+	1,000,000	835,000
Nextel Communications, Inc., 9.375%, 11/15/2009	B	1,000,000	852,500
Time Warner Telecom LLC, 9.75%, 07/15/2008	B-	1,000,000	995,000
Williams Communications Group, Inc., 10.875%, 10/01/2009	B+	1,000,000	735,000

			6,414,375

Wireless Telecommunications Services – 2.9%
Crown Castle International Corp., 9.00%, 05/15/2011	B	1,000,000	980,000
Powertel, Inc., 11.125%, 06/01/2007	B	600,000	636,000
Price Communications Wireless, Inc.:
11.75%, 07/15/2007	B-	450,000	486,000
Ser. B, 9.125%, 12/15/2006	B+	550,000	567,875
Voicestream Wireless Corp., 10.375%, 11/15/2009	B-	825,000	907,500

			3,577,375

UTILITIES – 2.5%

Electric Utilities – 1.6%
AES Corp., 8.50%, 11/01/2007	B+	1,000,000	992,500
Calpine Corp., 7.75%, 04/15/2009	BB+	1,000,000	988,466

			1,980,966

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments (continued)
March 31, 2001 (Unaudited)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

UTILITIES – continued

Gas Utilities – 0.9%
Western Gas Resources, Inc., 10.00%, 06/15/2009	BB-	$1,000,000	$ 1,065,000

Total Corporate Bonds (cost $93,674,690)			94,765,534

YANKEE OBLIGATIONS-CORPORATE – 8.3%

CONSUMER DISCRETIONARY – 0.6%

Media – 0.6%
Rogers Cablesystems, Ltd., 11.00%, 12/01/2015	BB-	700,000	784,000

ENERGY – 0.7%

Oil & Gas – 0.7%
Gulf Canada Resources, Ltd., 7.125%, 01/15/2011	BBB-	800,000	814,295

FINANCIALS – 0.4%

Diversified Financials – 0.4%
Tembec Finance Corp., 9.875%, 09/30/2005	BB+	500,000	520,000

INFORMATION TECHNOLOGY – 0.3%

Semiconductor Equipment & Products – 0.3%
Flextronics International, Ltd., 9.875%, 07/01/2010	B+	355,000	344,350

MATERIALS – 3.6%

Paper & Forest Products – 3.6%
Doman Industries, Ltd., 12.00%, 07/01/2004	B+	950,000	976,125
Domtar, Inc., 8.75%, 08/01/2006	BBB-	670,000	718,034
Norampac, Inc., 9.50%, 02/01/2008	BB	1,000,000	1,040,000
Repap New Brunswick, Inc., 11.50%, 06/01/2004	BBB+	800,000	904,000
Tembec Industries, Inc., 8.625%, 06/30/2009	BB+	750,000	772,500

			4,410,659

TELECOMMUNICATION SERVICES – 2.7%

Diversified Telecommunication Services – 1.8%
Global Crossing Holdings, Ltd., 9.50%, 11/15/2009	BB	1,250,000	1,178,125
Star Choice Communications, 13.00%, 12/15/2005	B+	1,000,000	1,090,000

			2,268,125

Wireless Telecommunications Services – 0.9%
Rogers Cantel, Inc., 9.75%, 06/01/2016	BB+	1,000,000	1,082,500

Total Yankee Obligations-Corporate (cost $10,130,455)			10,223,929

	Shares	Value

PREFERRED STOCKS – 0.8%

HEALTH CARE – 0.8%

Health Care Providers & Services – 0.8%
Fresenius Medical Care Capital Trust (cost $1,011,500)	10,000	1,015,000

EVERGREEN
Select High Yield Bond Fund
Schedule of Investments (continued)
March 31, 2001 (Unaudited)

	Shares	Value

WARRANTS – 0.0%

FINANCIALS – 0.0%

Diversified Financials – 0.0%
Merrill Corp., Expiring 5/01/2009 (cost $3,732) 144A * ☐	300	$ 3

SHORT-TERM INVESTMENTS – 9.9%

MUTUAL FUND SHARES – 9.9%

Evergreen Select Money Market Fund (cost $12,159,526) ø	12,159,526	12,159,526

Total Investments – (cost $116,979,903) – 96.4%		118,163,992
Other Assets and Liabilities – 3.6%		4,355,033

Net Assets – 100.0%		$ 122,519,025

See Combined Notes to Schedules of Investments.

EVERGREEN Income Plus Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

ASSET-BACKED SECURITIES – 3.0%
BankBoston Receivable Asset Backed Trust, Ser. 1997-1, Class A8, 6.54%, 05/15/2009	AAA	$ 7,325,000	$ 7,463,996
Continental Airlines, Inc., Ser. 97CI, 7.42%, 04/01/2007	BBB+	1,331,419	1,355,178
Corestates Home Equity Trust, Ser. 1993-2, Class A, 5.10%, 03/15/2009	AAA	364,845	365,433
Empire Funding Home Loan Owner Trust, Ser. 1998-1, Class A4, 6.64%, 12/25/2012	NA	4,270,419	4,336,358
Saxon Asset Securities Trust, Ser. 1993-3, Class AF4, 7.55%, 10/25/2026	Aaa	17,565,000	18,350,164
Sears Mtge. Securities Corp., Ser. 1999, Class PA19, 10.36%, 07/25/2018 ☐	NR	80,416	80,416
SLMA Student Loan Trust, Ser. 1997-4, Class A2, 5.232%, 01/25/2008 ±	AAA	15,000,000	14,862,008

Total Asset-Backed Securities (cost $45,891,010)			46,813,553

COLLATERALIZED MORTGAGE OBLIGATIONS – 13.3%
Carco Auto Loan Master Trust, Ser. 1997-1, Class A, 6.689%, 08/15/2004	AAA	1,794,914	1,794,914
Commerce 2000:
Ser. 2000-FL1A, Class F, 6.43%, 12/16/2011 144A ± ☐	Baa1	4,000,000	3,999,080
Ser. 2000-FL1A, Class H, 6.43%, 12/16/2011 144A ± ☐	Baa3	7,305,000	7,208,282
Credit Suisse First Boston Mtge. Corp.:
Ser. 1998-FL2A, Class C, 6.206%, 08/15/2001 144A ±	A1	10,000,000	10,011,905
Ser. 1998-FL2A, Class D, 6.98%, 10/15/2001 144A ±	Baa2	7,460,000	7,474,137
Ser. 1998-FL2A, Class E, 7.58%, 11/15/2001 ±	Baa3	12,155,000	12,153,750
DLJ Comml. Mtge. Corp.:
Ser. 1998-ST1A, Class B3, 7.625%, 01/08/2011 ± ☐	Ba2	8,100,000	8,100,972
Ser. 1998-ST2A, Class A2, 6.475%, 11/15/2008 ±	Aa2	3,147,315	3,149,172
Ser. 1999-STF1, Class B1, 8.125%, 09/05/2001 144A ± ☐	Baa2	8,510,000	8,522,782
FHLMC:
Ser. 1519, Class F, 6.75%, 03/15/2007	AAA	3,753,355	3,778,897
Ser. 1727, Class E, 6.50%, 04/15/2018	AAA	743,665	743,884
Ser. A, Class 3, 11.875%, 06/15/2013	AAA	27,125	29,639
FNMA, Ser. 1992-210, Class H, 6.50%, 03/25/2019	AAA	3,806,786	3,830,407
GMAC, Ser. 1999-FL1, Class E, 6.864%, 10/15/2009 144A ± ☐	Baa3	18,000,000	17,954,280
J.P. Morgan Chase Comml. Mtge. Securities, Ser. 2001-CIBC, Class A3, 6.26%, 03/15/2033	NA	15,750,000	15,661,406
Lehman Brothers Comml. Conduit Mtge. Trust:
Ser. 1999-C1, Class A1, 6.41%, 08/15/2007	Aaa	14,417,323	14,780,531
Ser. 1999-C1, Class A2, 6.78%, 04/15/2009	Aaa	16,000,000	16,563,282
Merrill Lynch Mtge. Investors, Inc., Ser. 1997-SD1, Class A, 5.875%, 04/01/2004 144A ± ☐	Aaa	9,193,208	9,193,208
Midland Realty Acceptance Corp., Ser. 1996-C2, Class A2, 7.233%, 01/25/2029	NR	2,710,000	2,880,337
EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – continued
Paine Webber Mtge. Acceptance Corp. IV, Ser. 1996-M1, Class E, 7.655%, 01/02/2012 144A ☐	NA	$ 5,000,000	$ 5,229,297
Salomon Brothers Comml. Mtge. Trust, Ser. 2000-C3, Class A1, 6.341%, 07/18/2009	AAA	3,647,327	3,708,931
Salomon Brothers Mtge. Securities V, Ser. 1985-1, Class Z, 10.25%, 04/01/2016 ☐	AAA	2,023	2,024
SASCO Comml. Mtge. Trust:
Ser. 1998-C3A, Class F, 6.08%, 05/25/2015 ± ☐	Baa1	3,741,970	3,740,660
Ser. 1998-C3A, Class G, 6.08%, 03/25/2002 144A ±	Baa3	12,762,490	12,759,906
Ser. 1999-C3, Class D, 5.858%, 02/20/2002 144A ±	NR	4,857,220	4,868,526
Starwood Asset Receivables Trust:
Ser. 2000-1, Class C, 6.714%, 09/25/2022 144A ±	A2	10,000,000	10,045,431
Ser. 2000-1, Class E, 8.464%, 01/25/2005 ±	NA	10,000,000	10,101,099
Structured Asset Securities Corp., Ser. 2000-1, Class A1, 5.34%, 07/25/2024 ±	AAA	7,435,813	7,433,659

Total Collateralized Mortgage Obligations (cost $204,174,742)			205,720,398

CORPORATE BONDS – 29.9%

CONSUMER DISCRETIONARY – 2.9%

Media – 1.0%
AOL Time Warner, Inc.:
6.875%, 06/15/2018	BBB+	4,000,000	3,828,364
8.18%, 08/15/2007	BBB+	5,000,000	5,525,995
Comcast Cable Communications, 6.20%, 11/15/2008	BBB	6,910,000	6,740,339

			16,094,698

Multi-line Retail – 1.9%
Dayton Hudson Corp., 5.875%, 11/01/2008	A	3,500,000	3,468,556
May Department Stores Co., 8.75%, 05/15/2029	A+	2,000,000	2,344,054
Target Corp.:
5.50%, 04/01/2007	A	4,250,000	4,219,323
7.50%, 02/15/2005	A	10,000,000	10,661,860
Wal-Mart Stores, Inc., 6.875%, 08/10/2009	AA	8,000,000	8,478,336

			29,172,129

CONSUMER STAPLES – 1.6%

Beverages – 1.0%
Coca Cola Enterprises, Inc.:
6.95%, 11/15/2026	A	8,500,000	8,534,297
7.875%, 02/01/2002	A	7,000,000	7,169,092

			15,703,389

EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

CONSUMER STAPLES – continued

Household Products – 0.6%
Procter & Gamble Co., 6.875%, 09/15/2009	AA	$ 8,750,000	$ 9,348,448

ENERGY – 0.6%

Oil & Gas – 0.6%
Chevron Corp., 6.625%, 10/01/2004	AA	5,000,000	5,234,715
Texaco Capital, Inc., 5.50%, 01/15/2009	A+	5,000,000	4,884,130

			10,118,845

FINANCIALS – 15.4%

Banks – 5.1%
Banc America Corp., 6.021%, 05/12/2005 144A ± ☐	NR	5,000,000	5,000,750
Bank of America Corp., 9.50%, 06/01/2004	A+	5,000,000	5,524,440
Fleet Financial Group, Inc.:
6.375%, 05/15/2008	A-	6,200,000	6,252,508
6.875%, 01/15/2028	A-	3,800,000	3,658,514
Hartford Financial Services Group, Inc., 7.90%, 06/15/2010	A	5,000,000	5,542,380
HUBCO Capital Trust II, Ser. B, 7.65%, 06/15/2028	NR	4,000,000	3,672,560
Mellon Capital I, Ser. A, 7.72%, 12/01/2026	NR	7,000,000	6,873,272
Mellon Capital II, Ser. B, 7.995%, 01/15/2027	A-	6,265,000	6,346,934
Paribas, NY, 6.95%, 07/22/2013	A+	5,000,000	5,022,625
PNC Institutional Capital Trust B, 8.315%, 05/15/2027 144A	BBB	11,000,000	11,069,817
Verizon Global Funding Corp., 7.75%, 12/01/2030 144A	A+	9,700,000	10,346,932
Wells Fargo & Co., 6.625%, 07/15/2004	A+	8,360,000	8,668,885

			77,979,617

Diversified Financials – 9.5%
CIT Group, Inc., 7.125%, 10/15/2004	A+	12,000,000	12,422,976
Citigroup Capital II, 7.75%, 12/01/2036	Aa2	10,000,000	10,017,710
Emerald Investment Grade CBO II, Ltd., Ser. 1-A, 7.262%, 02/24/2012 ± ☐	NR	8,000,000	8,008,000
Financial Assistance Corp.:
Ser. A-03, 9.375%, 07/21/2003	Aaa	5,000,000	5,510,860
Ser. A-05, 8.80%, 06/10/2005	Aaa	17,500,000	19,852,262
Ford Motor Credit Co., 6.70%, 07/16/2004	A	5,000,000	5,118,725
General Electric Capital Corp., MTN, Ser. A, 5.35%, 03/30/2006	NR	7,300,000	7,285,558
General Motors Acceptance Corp., 7.25%, 03/02/2011	A	12,500,000	12,824,163
Heller Financial, Inc., 6.00%, 03/19/2004	A-	10,000,000	10,095,520
Household Finance Corp., 7.20%, 07/15/2006	A	10,000,000	10,487,610
Lehman Brothers Holdings, Inc., MTN, 7.50%, 09/01/2006	A	10,000,000	10,494,600
Macsaver Financial Services., Inc., 7.60%, 08/01/2007 •	C	3,000,000	97,500
Merrill Lynch & Co., Inc., 8.40%, 11/01/2019	AA-	4,600,000	5,203,626
EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

FINANCIALS – continued

Diversified Financials – continued

Private Export Funding Corp.:
6.90%, 01/31/2003	AAA	$ 5,000,000	$ 5,200,370
7.30%, 01/31/2002	AAA	10,000,000	10,225,060
Texaco Capital, Inc., 9.75%, 03/15/2020	A+	5,000,000	6,556,450
Topaz 1997 1, Ltd., 6.92%, 03/10/2007 144A	A+	6,790,520	6,959,821

			146,360,811

Real Estate – 0.8%
Duke Weeks Realty, Ltd., 7.75%, 11/15/2009	BBB+	7,500,000	7,772,640
Susa Partnership, LP, 7.00%, 12/01/2007	BBB	5,000,000	4,803,735

			12,576,375

HEALTH CARE – 0.8%

Pharmaceuticals – 0.8%
American Home Products Corp., 6.25%, 03/15/2006 144A	A	11,750,000	11,819,783

INDUSTRIALS – 3.4%

Aerospace & Defense – 2.0%
Boeing Capital Corp., 6.10%, 03/01/2011	AA-	15,805,000	15,853,553
Raytheon Co., 6.00%, 12/15/2010	BBB-	6,000,000	5,564,772
United Technologies Corp., 7.00%, 09/15/2006	A+	9,000,000	9,588,330

			31,006,655

Machinery – 0.9%
Caterpillar, Inc., 7.25%, 09/15/2009	A+	8,000,000	8,491,392
Deere & Co., 8.95%, 06/15/2019	A+	5,000,000	5,633,055

			14,124,447

Road & Rail – 0.5%
Union Pacific Corp., 6.625%, 02/01/2029	BBB-	8,000,000	7,309,432

INFORMATION TECHNOLOGY – 0.3%

Semiconductor Equipment & Products – 0.3%
Texas Instruments, Inc., 6.125%, 02/01/2006	A	5,000,000	5,033,900

TELECOMMUNICATION SERVICES – 3.9%

Diversified Telecommunication Services – 2.1%
Bellsouth Savings & Employee Stock, MTN, 9.125%, 07/01/2003	AA-	1,774,426	1,858,716
Qwest Communications International, Inc., Ser. B, 7.50%, 11/01/2008	BBB+	10,500,000	10,894,632
Sprint Capital Corp., 6.90%, 05/01/2019	BBB+	5,000,000	4,424,355
EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

CORPORATE BONDS – continued

TELECOMMUNICATION SERVICES – continued

Diversified Telecommunication Services – continued
U.S. West Communications, Inc., 7.20%, 11/01/2004	BBB+	$10,450,000	$ 10,765,684
Verizon Communications, 6.94%, 04/15/2028	A+	5,000,000	4,822,110

			32,765,497

Wireless Telecommunications Services – 1.8%
Airtouch Communications, Inc., 7.00%, 10/01/2003	A	5,000,000	5,175,500
Vodafone Group, Plc, 7.75%, 02/15/2010	A	20,085,000	21,680,814

			26,856,314

UTILITIES – 1.0%

Electric Utilities – 0.9%
Carolina Power & Light Co., 8.625%, 09/15/2021	BBB+	3,000,000	3,433,431
Commonwealth Edison Co., 7.625%, 01/15/2007	BBB+	10,000,000	10,580,650

			14,014,081

Gas Utilities – 0.1%
El Paso Energy Corp., 8.05%, 10/15/2030	NR	2,000,000	2,137,096

Total Corporate Bonds (cost $451,198,124)			462,421,517

MORTGAGE – BACKED SECURITIES – 31.3%
FHLMC:
5.50%, 04/01/2006	AAA	1,396,261	1,405,595
6.50%, 03/01/2011-07/01/2029	AAA	13,712,082	13,746,150
6.00%, TBA ±	AAA	42,000,000	41,526,660
6.50%, TBA ±	AAA	40,800,000	40,583,352
7.00%, TBA ±	AAA	8,250,000	8,358,322
7.50%, TBA ±	AAA	20,000,000	20,456,200
FNMA:
6.00%, 05/01/2029	AAA	29,671,271	29,003,650
6.21%, 04/30/2001	AAA	6,100,000	6,161,000
6.24%, 04/01/2011	AAA	3,800,000	3,840,375
6.42%, 04/11/2011	AAA	2,600,000	2,656,875
6.44%, 12/01/2010	AAA	11,524,787	11,952,573
7.09%, 10/01/2007	AAA	4,868,363	5,143,732
7.50%, 03/01/2015-04/01/2029	AAA	11,390,979	11,691,555
6.00%, TBA ±	AAA	35,000,000	34,934,550
6.50%, TBA ±	AAA	61,900,000	62,077,472
7.00%, TBA ±	AAA	17,000,000	17,207,230
7.50%, TBA ±	AAA	84,300,000	86,253,534
EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

MORTGAGE-BACKED SECURITIES – continued

GNMA:
6.00%, 04/15/2011-01/20/2029	AAA	$23,167,777	$ 22,717,510
6.50%, 02/15/2009-04/20/2029	AAA	45,105,026	45,220,821
7.00%, 02/15/2011-03/15/2011	AAA	1,844,273	1,908,360
7.50%, 09/15/2029	AAA	6,251,242	6,415,008
8.25%, 07/15/2008-05/15/2020	AAA	4,636,321	4,839,944
9.00%, 05/15/2016-04/15/2020	AAA	4,141,433	4,420,856
9.50%, 08/15/2018-12/15/2020	AAA	993,170	1,074,419
11.50%, 05/15/2013-06/15/2013	AAA	24,729	27,627

Total Mortgage-Backed Securities (cost $476,731,920)			483,623,370

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 8.1%
FFCB, 7.60%, 07/24/2006	AAA	2,000,000	2,209,842
FHLB:
5.615%, 01/27/2003	Aaa	9,500,000	9,668,454
5.815%, 07/13/2005	Aaa	5,000,000	5,118,150
6.50%, 11/29/2005	Aaa	5,000,000	5,266,195
FHLMC:
6.625%, 09/15/2009	Aaa	3,000,000	3,184,989
6.875%, 01/15/2005	AAA	34,325,000	36,388,070
7.00%, 02/15/2003	Aaa	4,500,000	4,691,880
FNMA:
6.00%, 11/25/2015	Aaa	32,000,000	32,200,000
6.15%, 04/01/2011	AAA	7,500,000	7,535,160
6.25%, 05/15/2029	AAA	2,000,000	2,003,660
6.375%, 01/16/2002-06/15/2009	Aaa	16,399,000	17,013,752

Total U.S. Government & Agency Obligations (cost $122,029,725)			125,280,152

U.S. TREASURY OBLIGATIONS – 18.5%

U.S. Treasury Bonds:
6.50%, 11/15/2026	AAA	12,301,000	13,741,509
7.50%, 11/15/2016	AAA	23,310,000	28,132,909
8.00%, 11/15/2021	AAA	10,000,000	12,900,000
8.125%, 08/15/2019-08/15/2021	AAA	17,454,000	22,678,594
8.75%, 05/15/2020	AAA	15,000,000	20,538,690
8.875%, 02/15/2019	AAA	8,500,000	11,665,400
9.00%, 11/15/2018	AAA	15,000,000	20,767,980
11.25%, 02/15/2015	AAA	15,000,000	23,500,785

U.S. Treasury Notes:
5.75%, 10/31/2002-08/15/2010	AAA	52,338,000	53,840,425
6.125%, 12/31/2001	AAA	27,440,000	27,825,395
6.25%, 02/28/2002	AAA	5,000,000	5,092,890
EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

U.S. TREASURY OBLIGATIONS – continued

U.S. Treasury Notes:
7.00%, 07/15/2006	AAA	$22,035,000	$ 24,399,554
7.50%, 11/15/2001	AAA	5,050,000	5,149,647
7.875%, 11/15/2004	AAA	14,000,000	15,541,652

Total U.S. Treasury Obligations (cost $267,209,307)			285,775,430

YANKEE OBLIGATIONS-CORPORATE – 3.0%

ENERGY – 1.1%

Oil & Gas – 1.1%
Petro Canada, Ltd., 8.60%, 01/15/2010	AA+	15,000,000	17,709,600

FINANCIALS – 0.7%

Banks – 0.3%
Westpac Banking Corp., 9.125%, 08/15/2001	A+	5,000,000	5,075,235

Diversified Financials – 0.4%
Ford Capital BV, 9.875%, 05/15/2002	A	5,000,000	5,251,780

INDUSTRIALS – 0.7%

Industrial Conglomerates – 0.7%
Tyco International Group SA, 5.875%, 11/01/2004	A-	10,000,000	10,002,110

UTILITIES – 0.5%

Electric Utilities – 0.5%
Ontario Hydro Corp., 7.45%, 03/31/2013	AA	7,500,000	8,165,985

Total Yankee Obligations-Corporate (cost $41,725,362)			46,204,710

YANKEE OBLIGATIONS-GOVERNMENT – 2.2%
Argentina, Ser. B, 0.00%, 04/15/2001 ¤	AAA	10,000,000	9,975,000
Manitoba, Canada, Ser. CQ, 8.00%, 04/15/2002	AA-	10,000,000	10,327,650
Quebec Province, Canada, 5.75%, 02/15/2009	A+	5,250,000	5,165,322
Quebec, Canada, 8.80%, 04/15/2003	A+	8,200,000	8,796,009

Total Yankee Obligations-Government (cost $33,400,046)			34,263,981

		Shares	Value

PREFERRED STOCKS – 0.2%

FINANCIALS – 0.2%

Banks – 0.2%
First Republic Preferred Capital Corp., Ser. A (cost $4,000,000) 144A	4,000	3,540,000

EVERGREEN Income Plus Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Income Plus Fund)

	Credit Rating ∧	Principal Amount	Value

SHORT-TERM INVESTMENTS – 10.8%
COMMERCIAL PAPER – 7.8%
El Paso Natural Gas Co., 6.10%, 04/10/2001 ±	A	$20,000,000	$ 19,972,889
PP&L Capital Funding, Inc.:
5.75%, 04/16/2001 ±	BBB	15,567,000	15,532,191
6.05%, 04/02/2001 ±	BBB	6,175,000	6,175,000
6.15%, 04/23/2001 ±	BBB	2,667,000	2,657,432
Sprint Capital Corp.:
5.70%, 04/16/2001 ±	BBB+	50,000,000	49,889,166
5.90%, 04/26/2001 ±	BBB+	7,648,000	7,617,918
Sprint Corp., 6.05%, 04/23/2001 ±	NR	3,862,000	3,848,370
Texas Utilities Co., 5.45%, 05/14/2001 ±	A	15,120,000	15,023,862

			120,716,828

	Shares	Value

MUTUAL FUND SHARES – 3.0%
Evergreen Select Money Market Fund ø	46,954,663	46,954,663

Total Short-Term Investments (cost $167,671,491)		167,671,491

Total Investments – (cost $1,814,031,727) – 120.3%		1,861,314,602
Other Assets and Liabilities – (20.3%)		(314,550,689)

Net Assets – 100.0%		$1,546,763,913

See Combined Notes to Schedules of Investments.

EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – 95.8%

AIRLINES – 5.0%
Chicago, IL O’Hare Intl. Arpt. RB, Ser. A, 6.75%, 11/01/2011	NR	$ 19,360,000	$ 19,971,389
New Jersey EDA RB, Continental Airlines, Inc. Proj., 6.625%, 09/15/2012	BB	9,525,000	9,861,137

			29,832,526

AIRPORT – 7.6%
Alliance Arpt. Auth., Inc. Texas RB, 7.50%, 12/01/2029	BBB-	3,000,000	3,065,700
Dallas Fort Worth, TX Intl. Arpt. RB, 5.95%, 05/01/2029	BBB-	1,000,000	1,017,490
Denver, CO City & Cnty. Arpt. RB:
Ser. D, 7.75%, 11/15/2013	A	6,905,000	8,501,989
Ser. A, 6.00%, 01/01/2011	AAA	3,025,000	3,315,400
Hawaii Arpt. Sys. RB:
Ser. 2, 7.00%, 07/01/2018	A-	2,600,000	2,668,172
Ser. B, 6.50%, 07/01/2014	AAA	14,095,000	15,946,660
Port Auth. of NY & NJ RB, Ser. 4, 6.75%, 10/01/2011	NR	10,500,000	10,858,155

			45,373,566

COMMUNITY DEVELOPMENT DISTRICT – 0.6%
New Jersey EDA RB, Keswick Pines Proj.:
5.60%, 01/01/2012	NR	900,000	830,718
5.70%, 01/01/2018	NR	3,550,000	3,005,537

			3,836,255

CONTINUING CARE RETIREMENT COMMUNITY – 3.8%
Central Valley, CA Fin. Auth. RB, Co-generation Proj., 6.00%, 07/01/2009	BBB-	8,950,000	9,325,094
Connecticut Dev. Auth. RRB, Church Homes, Inc. Proj.:
4.90%, 04/01/2002	BBB	425,000	423,147
5.00%, 04/01/2003	BBB	925,000	917,202
5.40%, 04/01/2007	BBB	1,220,000	1,183,974
5.70%, 04/01/2012	BBB	3,275,000	2,966,069
New Jersey EDA RB:
Fellowship Village, Ser. A:
5.20%, 01/01/2009	BBB-	530,000	490,202
5.30%, 01/01/2010	BBB-	585,000	536,878
Franciscan Oaks Proj.:
5.60%, 10/01/2012	NR	2,620,000	2,406,156
5.70%, 10/01/2017	NR	2,215,000	1,852,139
The Evergreens Proj., 5.875%, 10/01/2012	NR	1,380,000	1,275,948
Palm Beach Cnty., FL, Hlth. Facs. Auth. RB:
4.65%, 10/01/2001	BBB	1,475,000	1,473,746

			22,850,555

EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

EDUCATION – 4.7%
Massachusetts Edl. Fin. Auth. RRB, Ser. A, 5.50%, 12/01/2007	AAA	$ 8,155,000	$ 8,750,886
Montgomery Cnty., PA Higher Ed. Auth. RB, Beaver College Proj., 5.80%, 04/01/2016	AAA	4,000,000	4,238,440
New York Dormitory Auth. RB, Ser. A, 5.50%, 05/15/2013	AA-	13,000,000	14,127,880
Rutgers Univ., NJ RRB, Ser. R, 6.40%, 05/01/2008	AA	1,000,000	1,050,310

			28,167,516

ELECTRIC REVENUE – 1.7%
Sullivan, IN PCRRB, Ser. C, 5.95%, 05/01/2009	BBB	10,000,000	10,031,700

ESCROW – 2.5%
Beaver Falls, PA Muni. Auth. RB, 9.125%, 08/01/2005	NR	1,175,000	1,424,429
Heartland Consumer Pwr. Dist. RB, 7.00%, 01/01/2016	AAA	5,000,000	5,921,950
Illinois Hlth. Facs. Auth. RB, 10.00%, 01/01/2015	NR	4,535,000	6,267,098
West View, PA Muni. Auth. Spl. Obl. Bonds, 9.20%, 05/15/2003	AAA	1,125,000	1,172,801

			14,786,278

GENERAL OBLIGATION – LOCAL – 5.1%
Clark & Skamania Cnty., WA GO, Sch. Dist. 112-6, 5.75%, 12/01/2016	NR	2,790,000	2,999,612
Howell Township, NJ GO, 6.40%, 01/01/2003	AAA	2,000,000	2,083,240
New York City, NY GO:
Ser. A:
5.875%, 08/01/2003	A	5,535,000	5,834,776
6.25%, 08/01/2010	A	2,500,000	2,759,950
6.25%, 08/01/2011	A	3,000,000	3,301,380
Ser. C, 6.50%, 02/01/2008	A	5,795,000	6,597,955
Ser. I, 6.50%, 03/15/2005	A	6,000,000	6,606,240

			30,183,153

GENERAL OBLIGATION – STATE – 2.4%
Washington GO, Ser. B, 6.40%, 06/01/2017	AA+	12,000,000	14,081,760

HOSPITAL – 13.1%
Alamogordo, NM Hosp. RB, 5.00%, 01/01/2008	A-	5,680,000	5,621,894
Coffee Cnty., GA Hosp. Auth. RB, Ser. A, 6.75%, 12/01/2026	NR	1,500,000	1,421,310
Dickinson Cnty., MI Hlth. Care Sys. Hosp. RRB, 5.50%, 11/01/2013	NR	5,715,000	5,031,257
Harris Cnty., TX Hlth. Facs. Dev. Corp. RB, Ser. A:
5.25%, 07/01/2007	AAA	8,145,000	8,510,222
5.625%, 07/01/2011	AAA	5,790,000	6,147,474
Harris Cnty., TX Hosp. Dist. RRB, 5.75%, 02/15/2012	AAA	4,500,000	4,897,395
Indiana Hlth. Facs. Auth. Hosp. RB, 7.35%, 03/01/2012	NR	2,000,000	2,063,360
EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

HOSPITAL – continued
Michigan Hosp. Fin. Auth. RB:
6.00%, 12/01/2013	AA-	$ 4,675,000	$ 5,037,500
6.00%, 12/01/2014	AA-	4,865,000	5,200,782
North Carolina Med. Care Commission Hlth. Care Facs. RB, First State Mtge. Presbyterian Homes Proj., 5.75%, 10/01/2006	NR	2,745,000	2,761,827
North Carolina Med. Care Commission Hosp. RB, Transylvania Community Hosp. Inc.:
4.70%, 10/01/2001	NR	140,000	139,916
4.80%, 10/01/2002	NR	155,000	154,751
North Central, TX Hlth. Facs. Dev. Corp. RB, Ser. B, 5.75%, 02/15/2009	AAA	3,910,000	4,247,042
Shawnee, OK Hosp. Auth. RRB, 6.125%, 10/01/2014	BBB	8,500,000	7,934,325
Wichita, KS Hosp. RRB, Ser. 11, 6.75%, 11/15/2014	A+	5,840,000	6,564,802
Wisconsin Hlth. & Edl. Facs. Auth. RB:
5.95%, 12/01/2015	A	6,865,000	7,153,330
6.50%, 08/15/2011	NR	5,300,000	5,487,249

			78,374,436

HOUSING – 13.5%
California HFA RB:
Ser. A, 7.55%, 08/01/2003	A+	2,335,000	2,455,136
Ser. L, 0.00%, 08/01/2027 ¤	AAA	8,625,000	2,079,574
Chesapeake, VA Redev. & Hsg. Auth. MHRB, Residential Rental Proj., Ser. A, 6.20%, 04/01/2028	NR	1,015,000	918,230
Colorado HFA SFHRB:
Ser. C-2, 6.875%, 11/01/2028	NR	2,105,000	2,278,158
Ser. C-3, 6.75%, 05/01/2017	NR	935,000	1,008,472
Jefferson Parish, LA Home Mtge. Auth. SFHRRB, Ser. B-1, 6.75%, 06/01/2030	NR	1,965,000	2,169,557
Massachusetts HFA RB:
Ser. A, 6.15%, 10/01/2015, (Insd. by AMBAC)	AAA	13,000,000	13,498,940
Ser. C, 6.35%, 05/15/2003	AAA	2,000,000	2,093,240
Minnesota HFA SFHRB:
Ser. C:
6.80%, 07/01/2011	AA	465,000	474,375
7.10%, 07/01/2011	AA+	110,000	112,301
Ser. E, 6.85%, 01/01/2024	AA+	10,090,000	10,410,357
Mississippi Home Corp. SFHRB, Ser. H, Class 6, 6.70%, 12/01/2029	NR	7,230,000	7,841,296
Missouri Hsg. Dev. Commission SFHRB:
Ser. A-1, 7.50%, 03/01/2031	AAA	2,500,000	2,868,325
Ser. C-1, 6.95%, 09/01/2030	AAA	8,455,000	9,504,265
Nevada Hsg. Division SFHRB, Ser. A-1, 7.55%, 10/01/2010	AA	245,000	247,641
EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

HOUSING – continued
New Hampshire HFA SFHRB, Ser. D, 6.15%, 07/01/2029	NR	$ 2,250,000	$ 2,410,020
New Jersey Hsg. & Mtge. Fin. Agcy. RB:
6.70%, 11/01/2028	A+	220,000	228,833
Ser. 1, 6.45%, 11/01/2007	A+	1,650,000	1,713,641
New Mexico Mtge. Fin. Auth. SFHRB:
6.55%, 09/01/2031	AAA	6,000,000	6,715,260
A-2, 7.10%, 09/01/2030	AAA	1,600,000	1,820,256
New York Hsg. Fin. Service Contract RB, 5.875%, 09/15/2014	AA-	5,085,000	5,321,249
Oklahoma HFA SFHRB, Ser. D-1, 7.10%, 09/01/2016	NR	1,790,000	1,998,463
Texas Dept. of Hsg. & Community Affairs MHRB, Ser. A, 5.55%, 01/01/2005	A	1,860,000	1,895,098
Utah HFA SFHRB, Ser. G-1, 7.35%, 07/01/2018	AAA	355,000	371,273

			80,433,960

INDUSTRIAL DEVELOPMENT REVENUE – 5.4%
Bastrop, LA Indl. Dev. Board PCRRB, Intl. Paper Co. Proj., 6.90%, 03/01/2007	BBB+	5,000,000	5,189,050
Boston, MA IDA RB, Pilot Seafood Proj., 5.875%, 04/01/2030	AA-	5,000,000	5,253,550
Escambia Cnty., FL PCRB, Champion Intl. Corp. Proj., 6.90%, 08/01/2022	BBB+	7,125,000	7,431,446
Iowa Fin. Auth. RB, 5.75%, 12/01/2015	AA-	4,240,000	4,327,768
Mason Cnty., WV PCRB, Appalachian Pwr. Co. Proj., 6.85%, 06/01/2022	BBB+	3,000,000	3,097,470
Northampton Cnty., PA IDA RRB, Strawbridge Proj., 7.20%, 12/15/2001	BBB-	165,000	169,533
Oakes, ND IDRB, Omniquip Intl., Inc. Proj., 5.80%, 02/01/2014	NR	4,150,000	3,973,002
Toledo Lucas Cnty., OH Port Auth. RB, 5.90%, 12/01/2015	NR	3,000,000	3,107,760

			32,549,579

LEASE – 6.2%
Denver, CO City & Cnty. Sch. Dist. RB, Ser. B, 6.50%, 12/01/2002	A+	1,000,000	1,030,030
Michigan COP, 5.75%, 06/01/2015	AAA	2,320,000	2,513,998
Michigan Hsg. Dev. Rental RB, 6.15%, 10/01/2015	AAA	15,000,000	15,837,150
Texas Natl. Research Lab. Commission RB, 6.95%, 12/01/2012	AAA	15,000,000	17,922,900

			37,304,078

POWER – 1.7%
Michigan Pub. Pwr. Agcy. RB, 5.50%, 01/01/2013	AA-	10,000,000	10,295,800

EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

PRE-REFUNDED – 2.4%
Arapahoe Cnty., CO Capital Impt. Hwy. RB, 6.90%, 08/31/2015	NR	$ 4,000,000	$ 4,628,320
Cherry Hill Township, NJ GO, 5.80%, 06/01/2004	NR	705,000	739,841
New York City Muni. Wtr. Fin. Auth. RB, Ser. B, 6.25%, 06/15/2020	AAA	8,000,000	9,056,400

			14,424,561

PUBLIC FACILITIES – 3.0%
Dauphin Cnty., PA General Auth. RB, Ser. A:
5.50%, 01/15/2008	NR	7,865,000	7,794,136
5.75%, 01/15/2010	NR	3,950,000	3,957,703
Hartford, CT Parking Systems RB, Ser. A, 6.50%, 07/01/2025	BBB	2,740,000	2,841,791
Missouri Board of Pub. Bldgs. RRB, 6.00%, 12/01/2002	AA	3,000,000	3,052,890

			17,646,520

RESOURCE RECOVERY – 1.5%
Delaware Solid Wst. Auth. RRB, Ser. A, 6.75%, 07/01/2003	A	3,000,000	3,066,900
Pennsylvania EDA RB, Colver Proj.:
Ser. D, 7.125%, 12/01/2015	BBB-	2,000,000	2,063,960
Ser. D, 7.15%, 12/01/2018	BBB-	3,500,000	3,599,330

			8,730,190

SALES TAX – 1.5%
Pennsylvania Convention Ctr. RRB, Ser. A, 6.75%, 09/01/2019, (Insd. by MBIA)	AAA	8,000,000	8,819,760

SOLID WASTE – 3.1%
Huntsville, AL Solid Wst. Disposal Auth. RRB:
5.75%, 10/01/2009	AAA	7,865,000	8,582,288
5.75%, 10/01/2012	AAA	9,210,000	9,922,394

			18,504,682

SPECIAL TAX – 1.2%
Allegheny Cnty., PA Redev. Auth. RB, Waterfront Proj.:
Ser. A, 5.875%, 12/15/2010	NR	2,530,000	2,678,435
Ser. B, 5.75%, 12/15/2005	NR	1,760,000	1,822,832
Frederick Cnty., MD Spl. Tax RB, 6.25%, 07/01/2010	NR	2,670,000	2,611,127

			7,112,394

STUDENT LOAN – 2.9%
Alaska Student Loan Corp. RB, Ser. A:
5.80%, 07/01/2012	AAA	2,935,000	3,115,033
5.85%, 07/01/2013	AAA	3,285,000	3,472,573
5.90%, 07/01/2014	AAA	3,600,000	3,793,716
Arkansas Student Loan Auth. RB, 5.35%, 06/01/2009	NR	6,465,000	6,675,048

			17,056,370

EVERGREEN Intermediate Term Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

	Credit Rating ∧	Principal Amount	Value

MUNICIPAL OBLIGATIONS – continued

TOBACCO REVENUE – 1.6%
TSASC, Inc., NY RB, Ser. 1, 5.70%, 07/15/2014	A	$ 2,900,000	$ 2,990,422
Washington DC Tobacco Settlement Fin. Corp. RB, 6.25%, 05/15/2024	NA	6,500,000	6,483,620

			9,474,042

TRANSPORTATION – 0.1%
New Jersey Hwy. Auth. RB, Garden State Pkwy., 6.25%, 01/01/2014	AA-	875,000	908,845

UTILITY – 0.7%
Grand Prairie, TX Metro. Util. GO, Refunding, 6.50%, 04/01/2012	A	3,740,000	3,997,873

WATER & SEWER – 4.5%
Ashland, KY PCRB, 6.65%, 08/01/2009	NR	5,000,000	5,164,950
Blytheville, AR Solid Wst. RB, 6.90%, 12/01/2021	AA-	3,500,000	3,626,455
Dickinson Cnty., MI Econ. Dev. Corp. RB, 6.55%, 03/01/2007	BBB+	5,000,000	5,103,100
Maricopa Cnty., AZ PCRB, 6.375%, 08/01/2015	NR	8,500,000	8,679,265
New Jersey Wst. Wtr. Treatment Trust RB, 6.80%, 06/15/2002	AA	160,000	161,251
New York Env. Facs. Corp. PCRB, Ser. A, 7.05%, 06/15/2004	AA+	800,000	822,448
Texas Gulf Coast Wst. Disposal Auth. RB, Champion Intl. Corp., 7.45%, 05/01/2026	BBB+	3,400,000	3,528,384

			27,085,853

Total Municipal Obligations (cost $551,203,574)			571,862,252

	Shares	Value

SHORT-TERM INVESTMENTS – 3.0%
MUTUAL FUND SHARES – 3.0%
Evergreen Select Municipal Money Market Fund (cost $17,478,799) ø	17,478,799	17,478,799

Total Investments – (cost $568,682,373) – 98.8%		589,341,051
Other Assets and Liabilities – 1.2%		7,454,392

Net Assets – 100.0%		$596,795,443

EVERGREEN Intermediate Municipal Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Intermediate Term Municipal Bond Fund)

        At March 31, 2001, the Fund held investments in the following states:

New York	11.6%
Texas	9.4%
Michigan	8.3%
Pennsylvania	6.4%
Massachusetts	5.0%
New Jersey	4.6%
Illinois	4.5%
Colorado	3.5%
Hawaii	3.2%
Alabama	3.1%
Washington	2.9%
Missouri	2.6%
California	2.4%
New Mexico	2.4%
Indiana	2.1%
Wisconsin	2.1%
Minnesota	1.9%
Alaska	1.8%
Arkansas	1.7%
Oklahoma	1.7%
Arizona	1.5%
Florida	1.5%
Connecticut	1.4%
Mississippi	1.3%
Louisiana	1.2%
District of Columbia	1.1%
Kansas	1.1%
South Dakota	1.0%
Kentucky	0.9%
Iowa	0.7%
North Dakota	0.7%
Delaware	0.5%
North Carolina	0.5%
Ohio	0.5%
West Virginia	0.5%
Other	4.4%

100.0%

See Combined Notes to Schedules of Investments.

EVERGREEN International Bond Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select International Bond Fund)

	Credit Rating ∧	Principal Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) – 35.6%

CONSUMER STAPLES – 0.8%

Tobacco – 0.8%
Gallaher Group Plc, 5.875%, 08/06/2008, EUR	BBB	$ 600,767	$ 521,889

FINANCIALS – 21.2%

Banks – 10.0%
Bayerische Hypo-und Vereinsbank, 4.75%, 09/19/2007, EUR	AAA	2,550,000	2,220,803
Kreditanstalt Fur Wiederaufbau:
5.25%, 01/04/2010, EUR	AAA	1,830,000	1,629,008
5.50%, 03/12/2007, EUR	AAA	1,003,875	918,379
Lloyds Bank Plc, 4.75%, 03/18/2011, EUR	AA	2,470,000	2,029,709

			6,797,899

Diversified Financials – 11.2%
Eksportfinans AS, 6.875%, 02/09/2004, SEK	AAA	2,500,000	255,614
Generali Finance BV, 4.75%, 05/12/2014, EUR	AA	376,000	300,545
Helaba Finance BV, 3.875%, 03/03/2004, SEK	AAA	7,000,000	662,466
Household Financial Corp., 5.125%, 06/24/2009, EUR	A	3,212,000	2,632,351
HSBC Holdings Plc, 5.50%, 07/15/2009, EUR	A	500,000	434,616
Siemens Financier, 5.50%, 03/12/2007, EUR	AA	3,650,000	3,309,362

			7,594,954

INDUSTRIALS – 5.6%

Commercial Services & Supplies – 2.7%
Agbar International BV, 6.00%, 11/12/2009, EUR	AA	2,000,000	1,808,487

Construction & Engineering – 2.9%
Britannia Building Society, 8.875%, 09/30/2011, GBP	A	1,050,000	1,662,893
Vodohospodarska Vystavba, 8.00%, 07/09/2001, DEM	BB	730,000	331,264

			1,994,157

TELECOMMUNICATION SERVICES – 5.0%

Diversified Telecommunication Services – 5.0%
Deutsche Telekom AG, 7.125%, 06/15/2005, GBP	A-	1,140,000	1,621,487
Telefonica de Espana SA, 5.625%, 04/06/2007, EUR	A	2,000,000	1,741,549

			3,363,036

UTILITIES – 3.0%

Electric Utilities – 3.0%
Electridade de Portugal, 6.40%, 10/29/2009, EUR	AA	2,260,000	2,073,413

Total Foreign Bonds-Corporate (cost $26,476,979)			24,153,835

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) – 53.9%
Belgium, 3.75%, 03/28/2009, EUR	AA+	3,830,000	3,099,038
Canada, 6.00%, 06/01/2011, CAD	AAA	5,050,000	3,340,922
EVERGREEN International Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select International Bond Fund)

	Credit Rating ∧	Principal Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) – continued
Denmark:
5.00%, 08/15/2005, DEM	AAA	$ 5,800,000	$ 690,424
7.00%, 11/15/2007, DEM	AAA	15,600,000	2,059,167
France, 5.50%, 04/25/2029, FRF	AAA	3,345,000	2,974,083
Germany:
4.50%, 07/04/2009, DEM	AAA	2,150,000	1,875,489
6.00%, 07/04/2007, DEM	AAA	1,140,000	1,083,729
Italy:
5.25%, 11/01/2029, EUR	AA	500,000	410,154
5.75%, 07/10/2007, EUR	AA	1,000,000	922,586
Netherlands:
3.75%, 07/15/2009, EUR	Aaa	4,320,000	3,556,712
5.50%, 01/15/2028, EUR	AAA	5,020,000	4,487,057
New Zealand, 6.00%, 11/15/2011, NZD	AAA	6,900,000	2,778,206
Poland, 8.50%, 02/12/2005, PLN	A	10,000,000	2,091,317
Spain:
5.15%, 07/30/2009, EUR	Aa2	3,380,000	3,024,802
6.00%, 01/31/2029, EUR	AA+	2,172,000	2,017,900
Sweden, 5.00%, 01/28/2009, SEK	AA+	2,085,000	1,854,939
United Mexican States, 8.75%, 05/30/2002, GBP	Baa3	195,000	281,272

Total Foreign Bonds-Government (cost $37,845,844)			36,547,797

YANKEE OBLIGATIONS-CORPORATE – 4.7%

CONSUMER STAPLES – 0.8%

Tobacco – 0.8%
Rothmans Nederland Holdings BV, 6.50%, 05/06/2003	A	500,000	505,030

FINANCIALS – 1.8%

Banks – 0.3%
Export-Import Bank Korea, 7.125%, 09/20/2001	BBB	200,000	200,506

Diversified Financials – 1.5%
Hutchison Whampoa Finance, Ltd.:
6.95%, 08/01/2007 144A	A	500,000	507,225
ICI Finance Netherlands, 6.75%, 08/07/2002	Baa2	500,000	507,549

			1,014,774

TELECOMMUNICATION SERVICES – 2.1%

Diversified Telecommunication Services – 1.4%
British Telecom Plc, 7.00%, 05/23/2007	BBB	500,000	486,683
TPSA Finance BV, 7.125%, 12/10/2003 144A	BBB	450,000	451,831

			938,514

Wireless Telecommunications Services – 0.7%
SK Telecom, Ltd., 7.75%, 04/29/2004	BBB	500,000	513,917

Total Yankee Obligations-Corporate (cost $3,131,895)			3,172,741

EVERGREEN International Bond Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select International Bond Fund)

	Credit Rating ∧	Principal Amount	Value

YANKEE OBLIGATIONS-GOVERNMENT – 2.8%
Argentina, 0.00%, 10/11/2001 ¤	B	$ 995,000	$ 957,687
Kazakhstan, 8.375%, 10/02/2002 144A	B+	300,000	306,053
Lithuania, 7.125%, 07/22/2002	BBB	625,000	626,625

Total Yankee Obligations-Government (cost $1,854,552)			1,890,365

Total Investments – (cost $69,309,270) – 97.0%			65,764,738

Other Assets and Liabilities – 3.0%			2,034,656

Net Assets – 100.0%			$ 67,799,394

See Combined Notes to Schedules of Investments.

EVERGREEN Limited Duration Fund Schedule of Investments March 31, 2001 (Unaudited)	(formerly, Evergreen Select Limited Duration Fund)

	Credit Rating ∧	Principal Amount	Value

ASSET–BACKED SECURITIES – 7.1%

Advanta Mtge. Loan Trust, Ser. 1993-3, Class A1, 4.90%, 01/25/2010	AAA	$ 153,010	$ 152,661
Associates Auto Receivables Trust, Ser. 2000-2, Class A4, 6.90%, 08/15/2005	NR	4,000,000	4,174,632
BankBoston Receivable Asset-Backed Trust, Ser. 1997-1, Class A7, 6.48%, 07/15/2008	AAA	2,150,000	2,175,566
Case Equipment Loan Trust, Ser. 1998-A, Class A4, 5.83%, 02/15/2005	AAA	442,209	444,503
Chase Credit Card Owner Trust, Ser. 1999-3, Class A, 6.66%, 01/15/2007	AAA	5,000,000	5,223,949
CIT Receivables Trust, Ser. 1995-B, Class A, 6.50%, 04/15/2011	AAA	63,256	64,120
Copelco Capital Funding Corp., Ser. 1997-4, Class A3, 6.47%, 04/20/2005	AAA	1,769,731	1,777,496
Daimler-Benz Vehicle Trust, Ser. 1998-A, Class A4, 5.22%, 12/22/2003	AAA	2,000,000	2,010,268
Fifth Third Bank Auto Grantor Trust, Ser. 1996, Class A, 6.20%, 09/15/2001	AAA	1,847	1,849
GE Capital Mtge. Services, Inc., Ser. 1998-1, Class A4, 6.44%, 10/25/2016	Aaa	3,600,000	3,632,734
MBNA Master Credit Card Trust, Ser. 1996-J, Class A, 5.314%, 02/15/2006	AAA	760,000	761,987
Premier Auto Trust, Ser. 1998-3, Class A3, 5.88%, 12/08/2001	AAA	45,100	45,139
Prudential Financial Asset Funding Corp., Ser. 1993-8, Class A, 5.775%, 11/15/2014	AAA	100,765	101,609
SLMA, Ser. 1997-1, Class A1, 4.942%, 10/25/2005	AAA	219,100	218,948
Union Acceptance Corp., Ser. 1996-D, Class A2, 6.17%, 10/09/2002	AAA	463,226	463,362
WFS Finance Owner Trust, Ser. 1998-A, Class A4, 5.95%, 02/20/2003	AAA	621,242	623,808

Total Asset-Backed Securities (cost $21,298,165)			21,872,631

COLLATERALIZED MORTGAGE OBLIGATIONS – 8.4%
Commerce 2000, Ser. 2000-FL1A, Class H, 6.43%, 12/16/2011 144A ☐	NR	1,215,000	1,198,913
Credit Suisse First Boston Mtge. Corp., Ser. 1998-FL2A, Class D, 6.98%, 10/15/2001 144A	Baa2	7,500,000	7,514,213
Deutsche Mtge. & Asset Receiving Corp., Ser. 1998-C1, Class A1, 6.22%, 09/15/2007	Aaa	2,022,492	2,055,398
FHLMC:
Ser. 1916, Class PB, 6.50%, 08/15/2011	AAA	4,338,227	4,401,585
Ser. 2052, Class PT, 6.00%, 12/15/2009	AAA	1,350,636	1,363,825
GMAC, Ser. 1999-FL1, Class E, 6.864%, 10/15/2009 144A ☐	Baa3	5,000,000	4,987,300
EVERGREEN Limited Duration Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Limited Duration Fund)

	Credit Rating ∧	Principal Amount	Value

COLLATERALIZED MORTGAGE OBLIGATIONS – continued
SASCO Comml. Mtge. Trust, Ser. 1999-C3, Class H, 6.458%, 03/20/2002 144A	Baa1	$ 4,048,029	$ 4,058,788

Total Collateralized Mortgage Obligations (cost $25,061,615)			25,580,022

CORPORATE BONDS – 62.7%

CONSUMER DISCRETIONARY – 1.2%

Media – 1.2%
AOL Time Warner, Inc., 9.625%, 05/01/2002	BBB+	3,500,000	3,644,291

CONSUMER STAPLES – 3.6%

Beverages – 0.3%
Coca Cola Enterprises, Inc., 6.375%, 08/01/2001	A	1,000,000	1,004,472

Food & Drug Retailing – 1.7%
Safeway, Inc., 7.00%, 09/15/2002 p	BBB	5,000,000	5,091,815

Food Products – 1.6%
Kellogg Co., 5.50%, 04/01/2003 144A	BBB	5,000,000	5,011,725

FINANCIALS – 33.4%

Banks – 8.7%
Banc One Corp., MTN, 7.00%, 03/25/2002	A	1,000,000	1,022,039
International Bank for Reconstruction & Development Co., 6.75%, 03/06/2002	AAA	7,500,000	7,652,858
Mellon Financial Co.:
5.75%, 11/15/2003	A+	3,000,000	3,036,846
6.00%, 03/01/2004	A+	1,797,000	1,824,395
Norwest Corp., 6.625%, 03/15/2003	A	5,000,000	5,130,780
Popular North America, Inc., 7.375%, 09/15/2001	BBB+	5,000,000	5,052,640
United States Bancorp, 5.755%, 05/01/2001	A	3,000,000	3,010,956

			26,730,514

Diversified Financials – 22.1%
Caterpillar Financial Services Corp., MTN, 6.75%, 06/15/2001	A+	1,000,000	1,003,771
Country Home Loan, Inc., 6.85%, 06/15/2004	A	4,410,000	4,556,302
Ford Motor Credit Co., 5.883%, 06/06/2001	A	5,000,000	5,002,675
Goldman Sachs Group, Inc., 5.849%, 04/17/2001	A+	5,000,000	5,006,620
Heller Financial, Inc., 7.875%, 05/15/2003	A-	5,000,000	5,225,790
Household Finance Corp., 6.00%, 05/01/2004	A	5,000,000	5,052,350
Ikon Capital, Inc., MTN, 6.73%, 06/15/2001	BBB+	1,000,000	987,566
Lehman Brothers Holdings, Inc., MTN, 6.625%, 12/27/2002	A	5,000,000	5,103,980
Merrill Lynch & Co., Inc., 5.70%, 02/06/2004	AA-	5,000,000	5,057,600
Morgan Stanley Dean Witter, 5.66%, 05/08/2001	AA-	5,000,000	5,006,165
Nisource Finance Corp., 7.50%, 11/15/2003	BBB	5,000,000	5,213,155
Paine Webber Group, Inc., 6.375%, 05/15/2004	AA+	5,000,000	5,140,335
Salomon, Inc., 7.30%, 05/15/2002	A	5,000,000	5,133,425
EVERGREEN Limited Duration Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Limited Duration Fund)

	Credit Rating ∧	Principal Amount	Value

FINANCIALS – continued

Diversified Financials – continued
U.S. West Capital Funding, Inc., 6.125%, 07/15/2002	BBB+	$ 5,000,000	$ 5,030,390
USAA Capital Corp., 7.41%, 06/30/2003 144A	AAA	5,000,000	5,230,215

			67,750,339

Insurance – 1.8%
St. Paul Companies, Inc., 7.875%, 04/15/2005	A+	5,000,000	5,375,215

Real Estate – 0.8%
EOP Operating LP, 6.50%, 01/15/2004	BBB+	2,500,000	2,533,812

HEALTH CARE – 1.5%

Health Care Providers & Services – 1.5%
Cardinal Health Inc., 6.50%, 02/15/2004	A	4,450,000	4,566,350

INDUSTRIALS – 0.8%

Road & Rail – 0.8%
Burlington Northern Santa Fe Corp., 7.00%, 08/01/2002	BBB+	2,500,000	2,569,905

INFORMATION TECHNOLOGY – 4.4%

Computers & Peripherals – 1.7%
Sun Microsystems, Inc., 7.00%, 08/15/2002	BBB+	5,015,000	5,072,602

Electronic Equipment & Instruments – 0.3%
Honeywell, Inc., 6.75%, 03/15/2002	A	1,000,000	1,016,859

Semiconductor Equipment & Products – 1.7%
Texas Instruments, Inc., 7.00%, 08/15/2004 p	A	5,000,000	5,192,375

Software – 0.7%
Oracle Corp., 6.72%, 02/15/2004	A-	2,145,000	2,172,450

MATERIALS – 0.3%

Paper & Forest Products – 0.3%
International Paper Co., 7.00%, 06/01/2001	BBB+	1,000,000	1,002,384

TELECOMMUNICATION SERVICES – 9.3%

Diversified Telecommunication Services – 7.6%
Alltel Corp., 7.25%, 04/01/2004	A	5,000,000	5,163,980
Comcast Cable Communications, 8.125%, 05/01/2004	BBB	5,000,000	5,293,515
Cox Communications, Inc., 6.15%, 04/29/2001	BBB	2,300,000	2,312,484
Sprint Capital Corp., 5.70%, 11/15/2003	BBB+	5,500,000	5,420,371
Williams Co., Inc., 6.125%, 02/15/2002	BBB-	5,000,000	5,009,605

			23,199,955

Wireless Telecommunications Services – 1.7%
Airtouch Communications, Inc., 7.00%, 10/01/2003	A	5,000,000	5,175,500

EVERGREEN Limited Duration Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Limited Duration Fund)

	Credit Rating ∧	Principal Amount	Value

UTILITIES – 8.2%

Electric Utilities – 6.3%
Commonwealth Edison Co., Ser. 85, 7.375%, 09/15/2002	A-	$5,000,000	$ 5,141,115
Dominion Resources, Inc., 7.40%, 09/16/2002	BBB+	5,000,000	5,115,775
Niagara Mohawk Power Corp., 5.875%, 09/01/2002	BBB+	5,000,000	5,041,745
Progress Energy, Inc., 6.55%, 03/01/2004	BBB	4,000,000	4,089,216

			19,387,851

Gas Utilities – 1.9%
Coastal Corp.:
6.20%, 05/15/2004	Baa2	5,000,000	5,050,555
8.125%, 09/15/2002	BBB	590,000	609,807

			5,660,362

Total Corporate Bonds (cost $188,855,252)			192,158,776

MORTGAGE–BACKED SECURITIES – 7.3%
FHLMC:
6.00%, 09/01/2001	AAA	121,987	122,051
6.50%, 07/01/2004-09/01/2008	AAA	5,696,332	5,808,136
9.00%, 05/01/2001	AAA	135	135
FNMA:
5.50%, 01/25/2022		5,000,000	4,959,825
6.50%, 09/01/2005-08/01/2010	AAA	1,076,837	1,096,404
7.20%, 04/25/2023	AAA	4,022,546	4,060,860
GNMA:
6.50%, 12/15/2008-10/15/2010	AAA	676,505	696,357
7.50%, 07/20/2002-05/20/2023	AAA	3,745,339	3,810,751
8.00%, 08/15/2007	AAA	2,774	2,891
8.25%, 07/15/2002	AAA	3,037	3,066
8.50%, 06/20/2005-09/20/2005	AAA	168,454	173,356
8.75%, 08/15/2001-09/15/2001	AAA	1,059	1,064
9.00%, 10/20/2002-08/15/2022	AAA	846,119	898,895
9.50%, 07/15/2002	AAA	17,923	18,333
9.75%, 05/20/2005	AAA	1,819	1,942
10.00%, 01/20/2003-03/20/2004	AAA	13,554	14,212
14.00%, 02/15/2012-06/15/2012	AAA	559,131	662,511

Total Mortgage-Backed Securities (cost $22,036,673)			22,330,789

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 13.8%

FFCB, 8.60%, 05/30/2006	AAA	90,000	90,681
FHLB:
3.848%, 08/27/2003	Aaa	200,000	198,119
5.125%, 09/15/2003	AAA	5,000,000	5,052,230
5.25%, 04/25/2002	Aaa	7,000,000	7,054,355
5.375%, 01/05/2004	Aaa	7,000,000	7,113,722
6.75%, 02/15/2002	Aaa	5,000,000	5,095,715
EVERGREEN Limited Duration Fund Schedule of Investments (continued) March 31, 2001 (Unaudited)	(formerly, Evergreen Select Limited Duration Fund)

	Credit Rating ∧	Principal Amount	Value

U.S. GOVERNMENT & AGENCY OBLIGATIONS – continued
FHLMC, 7.375%, 05/15/2003	Aaa	$7,000,000	$ 7,384,888
FNMA:
5.125%, 02/13/2004	AAA	5,000,000	5,059,150
5.75%, 04/15/2003	Aaa	5,000,000	5,109,520

Total U.S. Government & Agency Obligations (cost $41,174,747)			42,158,380

YANKEE OBLIGATIONS-CORPORATE – 1.6%

FINANCIALS – 1.6%

Banks – 1.6%
Barclays Bank Plc, 5.95%, 07/15/2001 (cost $4,984,755)	A	5,000,000	5,012,815

SHORT-TERM INVESTMENTS – 4.0%

COMMERCIAL PAPER – 1.6%
Sprint Capital Corp., 5.90%, 04/26/2001	BBB+	5,000,000	4,996,889

		Shares	Value

MUTUAL FUND SHARES – 2.4%
Evergreen Select Money Market Fund ø		5,412,342	5,412,342
Navigator Prime Portfolio pp		1,800,050	1,800,050

			7,212,392

Total Short-Term Investments (cost $12,209,281)			12,209,281

Total Investments – (cost $315,620,488) – 104.9%			321,322,694
Other Assets and Liabilities – (4.9%)			(15,086,784)

Net Assets – 100.0%			$ 306,235,910

See Combined Notes to Schedules of Investments.

Combined Notes to Schedules of Investments    (Unaudited)

Symbol	Description

144A
Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.

*	Non-income producing security.
•	Security which has defaulted on payment of interest and/or principal.
¤
Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.

p	All or a portion of this security is on loan.
pp	Represents investment of cash collateral received for securities on loan.
☐	No market quotation available. Valued at fair value as determined in good faith under procedures established by the Board of Trustees.
±	All or a portion of the principal amount of this security was pledged as collateral for open mortgage dollar roll agreements.
±±	Security acquired under mortgage dollar roll agreement.
∧	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
ø	The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations:

AMBAC	American Municipal Bond Assurance Corp.	IDRB	Industrial Development Revenue Bond
COP	Certificates of Participation	MBIA	Municipal Bond Investors Assurance Corp.
DEM	German Deutsche Mark	MHRB	Multifamily Housing Revenue Bond
DKK	Danish Krone	MTN	Medium Term Note
EDA	Economic Development Authority	NZD	New Zealand Dollar
EUR	Euro Dollar	PCRB	Pollution Control Revenue Bond
FFCB	Federal Farm Credit Bank	PCRRB	Pollution Control Refunding Revenue Bond
FHA	Federal Housing Authority	PLN	Poland Dollar
FHLB	Federal Home Loan Banks	RB	Revenue Bond
FHLMC	Federal Home Loan Mortgage Corp.	RRB	Refunding Revenue Bond
FNMA	Federal National Mortgage Association	SEK	Swedish Krone
FRF	French Franc	SFHRB	Single Family Housing Revenue Bond
GBP	Pound Sterling	SFHRRB	Single Family Housing Refunding Revenue Bond
GNMA	Government National Mortgage Association	SLMA	Student Loan Marketing Association
GO	General Obligation	TBA	To Be Announced
HFA	Housing Finance Authority
IDA	Industrial Development Authority

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Assets and Liabilities March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	Adjustable Rate Fund	Core Bond Fund	Fixed Income Fund	Fixed Income Fund II

Assets

Identified cost of securities	$158,540,712	$1,391,511,562	$607,696,492	$70,913,934

Net unrealized gains or losses on securities	604,505	39,332,542	17,689,987	1,779,636

Market value of securities	159,145,217	1,430,844,104	625,386,479	72,693,570

Cash	460	0	0	0

Receivable for securities sold	686,800	24,751,870	3,938,952	0

Receivable for Fund shares sold	5,878,756	3,782,148	269,839	0

Interest and dividends receivable	1,336,603	13,330,530	7,902,001	485,352

Receivable from investment advisor	0	12,832	0	0

Prepaid expenses and other assets	70,800	14,580	29,663	89,309

Total assets	167,118,636	1,472,736,064	637,526,934	73,268,231

Liabilities

Distributions payable	194,503	5,231,937	2,452,278	104,221

Payable for securities purchased	0	55,128,278	89,195,767	12,756,642

Payable for Fund shares redeemed	233,249	528,967	295,380	322,097

Payable for securities on loan	14,474,174	0	0	0

Deferred mortgage dollar roll income	0	0	28,581	4,465

Advisory fee payable	11,133	0	17,894	0

Distribution Plan expenses payable	4,215	503	291	0

Due to other related parties	1,218	11,549	4,505	0

Accrued expenses and other liabilities	37,045	31,722	64,776	4,778

Total liabilities	14,955,537	60,932,956	92,059,472	13,192,203

Net assets	$152,163,099	$1,411,803,108	$545,467,462	$60,076,028

Net assets represented by

Paid-in capital	$154,302,969	$1,373,108,133	$531,132,830	$61,749,630

Undistributed (overdistributed) net investment income	(10,674)	715,773	(1,159,136)	(476,057)

Accumulated net realized losses on securities	(2,733,701)	(1,353,340)	(2,196,219)	(2,977,181)

Net unrealized gains or losses on securities	604,505	39,332,542	17,689,987	1,779,636

Total net assets	$152,163,099	$1,411,803,108	$545,467,462	$60,076,028

Net assets consists of

Class A	$ 57,828,150	$ 0	$ 0	$ 0

Class B	20,020,286	0	0	0

Class C	16,303,029	0	0	0

Class I	38,456,049	1,387,031,496	531,216,838	60,074,920

Class IS	19,555,585	24,771,612	14,250,624	1,108

Total net assets	$152,163,099	$1,411,803,108	$545,467,462	$60,076,028

Shares outstanding

Class A	6,019,530	0	0	0

Class B	2,083,865	0	0	0

Class C	1,696,950	0	0	0

Class I	4,003,409	131,721,033	87,808,540	4,761,789

Class IS	2,035,588	2,352,423	2,355,552	88

Net asset value per share

Class A	$ 9.61	—	—	—

Class A—Offering price (based on sales charge of 3.25%)	$ 9.93	—	—	—

Class B	$ 9.61	—	—	—

Class C	$ 9.61	—	—	—

Class I	$ 9.61	$ 10.53	$ 6.05	$ 12.62

Class IS	$ 9.61	$ 10.53	$ 6.05	$ 12.59

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Assets and Liabilities March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	High Yield Bond Fund	Income Plus Fund	Intermediate Bond Fund	International Bond Fund	Limited Duration Fund

Assets

Identified cost of securities	$116,979,903	$1,814,031,727	$568,682,373	$69,309,270	$315,620,488

Net unrealized gains or losses on securities	1,184,089	47,282,875	20,658,678	(3,544,532)	5,702,206

Market value of securities	118,163,992	1,861,314,602	589,341,051	65,764,738	321,322,694

Foreign currency, at value (cost $0, $0, $0, $6,935 and $0, respectively)	0	0	0	6,829	0

Receivable for securities sold	3,574,550	126,436,786	0	9,746,699	0

Receivable for Fund shares sold	0	431,503	12,500	5,000	617,984

Interest and dividends receivable	3,056,100	19,836,721	10,149,527	1,551,950	3,884,085

Unrealized gains on forward foreign currency exchange contracts	0	0	0	748,348	0

Receivable from investment advisor	5,607	0	443	0	21,736

Prepaid expenses and other assets	67,039	13,844	66,423	12,563	76,070

Total assets	124,867,288	2,008,033,456	599,569,944	77,836,127	325,922,569

Liabilities

Distributions payable	836,561	8,309,842	2,627,641	156,563	1,339,163

Payable for securities purchased	1,469,405	449,582,914	0	9,723,572	4,287,651

Payable for Fund shares redeemed	0	2,931,855	72,775	119,775	12,152,606

Payable for securities on loan	0	0	0	0	1,800,050

Deferred mortgage dollar roll income	0	285,648	0	0	0

Due to custodian bank	0	0	0	22,157	0

Advisory fee payable	0	35,861	0	7,153	0

Distribution Plan expenses payable	0	406	149	3	584

Due to other related parties	1,005	12,712	4,908	561	2,606

Accrued expenses and other liabilities	41,292	110,305	69,028	6,949	103,999

Total liabilities	2,348,263	461,269,543	2,774,501	10,036,733	19,686,659

Net assets	$122,519,025	$1,546,763,913	$596,795,443	$67,799,394	$306,235,910

Net assets represented by

Paid-in capital	$125,509,165	$1,543,762,860	$604,287,917	$76,580,493	$302,480,286

Undistributed (overdistributed) net investment income	(104,511)	(1,464,867)	(180,158)	(1,996,687)	(235,173)

Accumulated net realized losses on securities and foreign currency related transactions	(4,069,718)	(42,816,955)	(27,970,994)	(3,925,366)	(1,711,409)

Net unrealized gains or losses on securities and foreign currency related transactions	1,184,089	47,282,875	20,658,678	(2,859,046)	5,702,206

Total net assets	$122,519,025	$1,546,763,913	$596,795,443	$67,799,394	$306,235,910

Net assets consists of

Class I	122,517,999	1,527,023,822	589,549,122	67,640,836	278,729,458

Class IS	1,026	19,740,091	7,246,321	158,558	27,506,452

Total net assets	$122,519,025	$1,546,763,913	$596,795,443	$67,799,394	$306,235,910

Shares outstanding

Class I	13,014,720	275,951,206	9,531,298	8,195,359	26,827,711

Class IS	109	3,567,234	117,151	19,171	2,647,235

Net asset value per share

Class I	$ 9.41	$ 5.53	$ 61.85	$ 8.25	$ 10.39

Class IS	$ 9.41	$ 5.53	$ 61.85	$ 8.27	$ 10.39

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Operations Six Months Ended March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	Adjustable Rate Fund	Core Bond Fund	Fixed Income Fund	Fixed Income Fund II

Investment income

Interest	$3,457,425	$ 44,187,132	$19,075,359	$2,033,351

Dividends	0	1,741,200	0	0

Total investment income	3,457,425	45,928,332	19,075,359	2,033,351

Expenses

Advisory fee	100,538	2,199,954	1,157,258	0

Distribution Plan expenses	114,773	26,930	16,688	2

Administrative services fees	47,875	687,486	275,538	0

Transfer agent fee	45,757	24,361	16,892	4,043

Trustees’ fees and expenses	891	15,400	6,226	783

Printing and postage expenses	2,662	14,638	9,874	968

Custodian fee	12,357	193,041	64,199	10,695

Registration and filing fees	23,012	35,141	21,181	10,369

Professional fees	9,725	10,104	10,455	8,029

Other	42,928	23,329	22,863	1,663

Total expenses	400,518	3,230,384	1,601,174	36,552

Less: Expense reductions	(1,881)	(31,995)	(17,086)	(2,998)

Fee waivers	(49,275)	(284,020)	(96,088)	0

Net expenses	349,362	2,914,369	1,488,000	33,554

Net investment income	3,108,063	43,013,963	17,587,359	1,999,797

Net realized and unrealized gains or losses on securities

Net realized gains or losses on securities	(102,649)	24,991,057	1,314,290	373,127

Net change in unrealized gains on securities	995,995	33,090,774	18,455,835	1,719,951

Net realized and unrealized gains or losses on securities	893,346	58,081,831	19,770,125	2,093,078

Net increase in net assets resulting from operations	$4,001,409	$101,095,794	$37,357,484	$4,092,875

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Operations Six Months Ended March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	High Yield Bond Fund	Income Plus Fund	Intermediate Bond Fund	International Bond Fund	Limited Duration Fund

Investment income

Interest	$ 4,811,304	$ 54,383,470	$17,225,128	$1,899,981	$10,146,220

Dividends	45,000	210,000	0	0	0

Total investment income	4,856,304	54,593,470	17,225,128	1,899,981	10,146,220

Expenses

Advisory fee	252,650	3,288,060	1,562,186	180,706	331,404

Distribution Plan expenses	2	22,004	9,436	202	25,489

Administrative services fees	50,530	782,871	300,420	34,751	150,638

Transfer agent fee	924	13,098	4,914	561	11,209

Trustees’ fees and expenses	900	18,845	7,450	873	1,514

Printing and postage expenses	2,618	21,128	12,591	1,891	2,075

Custodian fee	19,691	246,482	64,618	33,883	18,508

Registration and filing fees	16,497	19,353	17,353	8,422	7,563

Professional fees	9,811	12,920	9,885	8,193	7,830

Other	17,036	52,029	47,151	6,950	1,055

Total expenses	370,659	4,476,790	2,036,004	276,432	557,285

Less: Expense reductions	(10,037)	(35,220)	(13,419)	(25,703)	(8,508)

Fee waivers	(57,441)	(377,294)	(150,543)	(18,228)	(150,638)

Net expenses	303,181	4,064,276	1,872,042	232,501	398,139

Net investment income	4,553,123	50,529,194	15,353,086	1,667,480	9,748,081

Net realized and unrealized gains or losses on securities and foreign currency related transactions

Net realized gains or losses on:

Securities	(2,896,919)	(13,183,086)	(2,352,802)	233,405	1,048,355

Foreign currency related transactions	0	0	0	(2,927,084)	0

Net realized gains or losses on securities and foreign currency related transactions	$(2,896,919)	(13,183,086)	(2,352,802)	(2,693,679)	1,048,355

Net change in unrealized gains on securities and foreign currency related transactions	2,358,191	63,850,498	16,341,293	4,439,929	5,622,588

Net realized and unrealized gains or losses on securities contracts and foreign currency related transactions	(538,728)	50,667,412	13,988,491	1,746,250	6,670,943

Net increase in net assets resulting from operations	$ 4,014,395	$101,196,606	$29,341,577	$3,413,730	$16,419,024

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Changes in Net Assets Six Months Ended March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	Adjustable Rate Fund	Core Bond Fund	Fixed Income Fund	Fixed Income Fund II

Operations
Net investment income	$3,108,063	$43,013,963	$17,587,359	$1,999,797
Net realized gains or losses on securities and foreign currency related transactions	(102,649)	24,991,057	1,314,290	373,127
Net change in unrealized gains on securities and foreign currency related transactions	995,995	33,090,774	18,455,835	1,719,951

Net increase in net assets resulting from operations	4,001,409	101,095,794	37,357,484	4,092,875

Distributions to shareholders from
Net investment income
Class A	(1,114,100)	0	0	0
Class B	(186,329)	0	0	0
Class C	(155,679)	0	0	0
Class I	(1,179,292)	(42,674,835)	(16,825,968)	(1,982,043)
Class IS	(516,326)	(649,534)	(402,541)	(37)

Total distributions to shareholders	(3,151,726)	(43,324,369)	(17,228,509)	(1,982,080)

Capital share transactions
Proceeds from shares sold	88,457,377	217,321,767	38,372,791	1,620,233
Payment for shares redeemed	(27,951,371)	(180,128,387)	(83,147,223)	(6,154,671)
Net asset value of shares issued in reinvestment of distributions	2,318,798	11,495,560	2,972,273	1,769,270

Net increase (decrease) in net assets resulting from capital share transactions	62,824,804	48,688,940	(41,802,159)	(2,765,168)

Total increase (decrease) in net assets	63,674,487	106,460,365	(21,673,184)	(654,373)

Net assets
Beginning of period	88,488,612	1,305,342,743	567,140,646	60,730,401

End of period	$152,163,099	$1,411,803,108	$545,467,462	$60,076,028

Undistributed (overdistributed) net investment income	$(10,674)	$715,773	$(1,159,136)	$(476,057)

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Changes in Net Assets Six Months Ended March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	High Yield Bond Fund	Income Plus Fund	Intermediate Bond Fund	International Bond Fund	Limited Duration Fund

Operations
Net investment income	$4,553,123	$50,529,194	$15,353,086	$1,667,480	$9,748,081
Net realized gains or losses on securities and foreign currency related transactions	(2,896,919)	(13,183,086)	(2,352,802)	(2,693,679)	1,048,355
Net change in unrealized gains on securities and foreign currency related transactions	2,358,191	63,850,498	16,341,293	4,439,929	5,622,588

Net increase in net assets resulting from operations	4,014,395	101,196,606	29,341,577	3,413,730	16,419,024

Distributions to shareholders from
Net investment income
Class I	(4,752,910)	(51,083,669)	(15,284,806)	(2,888,327)	(9,519,605)
Class IS	(46)	(560,606)	(185,523)	(6,554)	(665,174)

Total distributions to shareholders	(4,752,956)	(51,644,275)	(15,470,329)	(2,894,881)	(10,184,779)

Capital share transactions
Proceeds from shares sold	48,636,935	83,257,136	37,531,561	1,860,626	64,277,525
Payment for shares redeemed	(1,323,542)	(172,843,202)	(73,775,614)	(8,928,672)	(58,526,038)
Net asset value of shares issued in reinvestment of distributions	739,315	1,693,856	129,062	2,279,910	2,274,773

Net increase (decrease) in net assets resulting from capital share transactions	48,052,708	(87,892,210)	(36,114,991)	(4,788,136)	8,026,260

Total increase (decrease) in net assets	47,314,147	(38,339,879)	(22,243,743)	(4,269,287)	14,260,505

Net assets
Beginning of period	75,204,878	1,585,103,792	619,039,186	72,068,681	291,975,405

End of period	$122,519,025	$1,546,763,913	$596,795,443	$67,799,394	$306,235,910

Undistributed (overdistributed) net investment income	$(104,511)	$(1,464,867)	$(180,158)	$(1,996,687)	$(235,173)

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Changes in Net Assets Year Ended September 30, 2000	(formerly, Evergreen Select Fixed Income Funds)
	Adjustable Rate Fund	Core Bond Fund	Fixed Income Fund	Fixed Income Fund II (a)

Operations

Net investment income	$ 3,427,505	$ 72,682,068	$ 37,716,945	$ 4,275,388

Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(422,614)	(8,547,053)	(4,947,953)	(1,311,827)

Net change in unrealized gains or losses on securities, and foreign currency related transactions	151,300	11,534,883	5,611,973	811,905

Net increase (decrease) in net assets resulting from operations	3,156,191	75,669,898	38,380,965	3,775,466

Distributions to shareholders from

Net investment income

Class A	(332,496)	0	0	0

Class B	(56,567)	0	0	0

Class C	(40,437)	0	0	0

Class I	(1,909,189)	(70,628,747)	(36,587,102)	(4,916,694)

Class IS	(1,056,751)	(792,815)	(775,585)	(75)

Total distributions to shareholders	(3,395,440)	(71,421,562)	(37,362,687)	(4,916,769)

Capital share transactions

Proceeds from shares sold	43,719,459	447,495,756	174,151,758	4,745,981

Payment for shares redeemed	(50,437,311)	(210,511,925)	(217,709,595)	(24,725,140)

Net asset value of shares issued in reinvestment of distributions	2,886,165	15,585,947	7,162,763	4,409,590

Net asset value of shares issued in acquisition	36,327,117	0	0	0

Net increase (decrease) in net assets resulting from capital share transactions	32,495,430	252,569,778	(36,395,074)	(15,569,569)

Total increase (decrease) in net assets	32,256,181	256,818,114	(35,376,796)	(16,710,872)

Net assets

Beginning of period	56,232,431	1,048,524,629	602,517,442	77,441,273

End of period	$88,488,612	$1,305,342,743	$567,140,646	$60,730,401

Undistributed (overdistributed) net investment income	$ 32,989	$ 1,026,179	$ (1,517,986)	$ (493,774)

(a) For the eleven months ended September 30, 2000. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Changes in Net Assets Year Ended September 30, 2000	(formerly, Evergreen Select Fixed Income Funds)
	High Yield Bond Fund (a)	Income Plus Fund	Intermediate Bond Fund	International Bond Fund	Limited Duration Fund

Operations

Net investment income	$ 3,789,188	$ 112,396,540	$ 32,651,623	$ 2,411,774	$ 19,391,528

Net realized gains or losses on securities, futures contracts and foreign currency related transactions	(1,178,799)	(20,073,609)	(22,167,026)	(1,265,895)	(2,656,157)

Net change in unrealized gains or losses on securities, and foreign currency related transactions	(1,174,102)	629,335	11,571,853	(5,698,032)	1,493,616

Net increase (decrease) in net assets resulting from operations	1,436,287	92,952,266	22,056,450	(4,552,153)	18,228,987

Distributions to shareholders from

Net investment income

Class I	(3,687,796)	(110,332,973)	(32,388,002)	(3,347,664)	(18,705,422)

Class IS	(70)	(940,879)	(338,792)	(12,822)	(493,016)

Total distributions to shareholders	(3,687,866)	(111,273,852)	(32,726,794)	(3,360,486)	(19,198,438)

Capital share transactions

Proceeds from shares sold	77,731,803	226,814,913	118,334,611	31,348,329	88,032,335

Payment for shares redeemed	(350,000)	(434,407,327)	(199,273,680)	(9,111,270)	(112,305,275)

Net asset value of shares issued in reinvestment of distributions	74,654	5,937,883	312,502	2,247,542	3,432,056

Net increase (decrease) in net assets resulting from capital share transactions	77,456,457	(201,654,531)	(80,626,567)	24,484,601	(20,840,884)

Total increase (decrease) in net assets	75,204,878	(219,976,117)	(91,296,911)	16,571,962	(21,810,335)

Net assets

Beginning of period	0	1,805,079,909	710,336,097	55,496,719	313,785,740

End of period	$75,204,878	$1,585,103,792	$619,039,186	$72,068,681	$291,975,405

Undistributed (overdistributed) net investment income	$ 95,322	$ (349,786)	$ (62,915)	$ (769,286)	$ 201,525

(a)	For the period from November 30, 1999 (commencement of operations) through September 30, 2000.

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Changes in Net Assets Year Ended October 31, 1999 (a)	(formerly, Evergreen Select Fixed Income Funds)
Fixed Income Fund II

Operations

Net investment income	$ 5,058,629

Net realized gains or losses on securities and futures contracts	(2,172,496)

Net change in unrealized losses on securities	(2,191,118)

Net increase in net assets resulting from operations	695,015

Distributions to shareholders from

Net investment income

Class I (a)	(5,016,287)

Class IS	0

Total distributions from investment income	(5,016,287)

Net realized gains

Class I (a)	(798,581)

Class IS	0

Total distributions from realized gains	(798,581)

Total distributions to shareholders	(5,814,868)

Capital share transactions

Proceeds from shares sold	15,646,360

Payment for shares redeemed	(20,614,478)

Net asset value of shares issued in reinvestment of distributions	4,156,912

Net increase (decrease) in net assets resulting from capital share transactions	(811,206)

Total increase (decrease) in net assets	(5,931,059)

Net assets

Beginning of period	83,372,332

End of period	$77,441,273

Undistributed net investment income	$ 252,822

(a)	Effective October 18, 1999 shareholders of Mentor Fixed Income Portfolio became owners of that number of full and fractional shares of Class I of Evergreen Fixed Income Fund II.

See Combined Notes to Financial Statements.

EVERGREEN Fixed Income Funds Statements of Cash Flows Six Months Ended March 31, 2001 (Unaudited)	(formerly, Evergreen Select Fixed Income Funds)
	Fixed Income Fund	Income Plus Fund

Cash Flows from Operating Activities:

Net increase in net assets from operations	$ 37,357,484	$101,196,606

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Purchase of investment securities	(316,320,248)	(878,750,416)

Proceeds from disposition of investment securities	351,989,281	900,231,277

Sale (purchase) of short-term investment securities, net	86,867,471	(148,894,685)

Decrease in interest receivable	185,448	7,807,024

Decrease (increase) in receivable for securities sold	7,832,142	(113,492,918)

Decrease in receivable for Fund shares sold	225,670	359,513

Decrease (increase) in other assets	(12,351)	28,059

Increase (decrease) in payable for securities purchased	(5,819,559)	319,575,679

Decrease in payable for Fund shares redeemed	(1,697,550)	(411,790)

Increase (decrease) in accrued expenses	(85,177,614)	271,557

Net unrealized appreciation on securities	(18,455,835)	(63,850,498)

Net realized losses (gains) from securities	(1,314,290)	13,183,086

Net cash provided by operating activities	55,660,049	137,252,495

Cash Flows from Financing Activities:

Cash increase from mortgage dollar roll transactions	365,384	1,275,068

Decrease in additional paid-in capital	(41,802,159)	(87,892,210)

Cash distributions paid	(14,223,274)	(50,636,699)

Net cash used in financing activities	(55,660,049)	(137,253,841)

Net decrease in cash	0	(1,346)

Cash:

Beginning of period	0	1,346

End of period	$ 0	$ 0

See Combined Notes to Financial Statements.

Combined Notes to Financial Statements (Unaudited)

1. ORGANIZATION

The Evergreen Fixed Income Funds (formerly, Evergreen Select Fixed Income Funds) consist of the following funds (collectively the “Funds”):

Current Name	Former Name

Evergreen Adjustable Rate Fund (“Adjustable Rate Fund”)	Evergreen Select Adjustable Rate Fund
Evergreen Core Bond Fund (“Core Bond Fund”)	Evergreen Select Core Bond Fund
Evergreen Fixed Income Fund (“Fixed Income Fund”)	Evergreen Select Fixed Income Fund
Evergreen Fixed Income Fund II (“Fixed Income Fund II”)	Evergreen Select Fixed Income Fund II
Evergreen Select High Yield Bond Fund (“High Yield Bond Fund”)
Evergreen Income Plus Fund (“Income Plus Fund”)	Evergreen Select Income Plus Fund
Evergreen Intermediate Term Municipal Bond Fund (“Intermediate Bond Fund”)	Evergreen Select Intermediate Term Municipal Bond Fund
Evergreen International Bond Fund (“International Bond Fund”)	Evergreen Select International Bond Fund
Evergreen Limited Duration Fund (“Limited Duration Fund”)	Evergreen Select Limited Duration Fund

Each Fund is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Funds offer Institutional (“Class I”) and Institutional Service (“Class IS”) classes of shares. In addition, Adjustable Rate Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A and are sold subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class I and Class IS shares are sold without a front-end sales charge or contingent deferred sales charge; however, Class IS shares pay an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Investments
Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are valued at the last sale price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

B. Foreign Currency Translation
All assets and liabilities denominated in foreign currencies are translated in U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the funds and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts.

D. Foreign Currency Contracts
A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Funds enter into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Funds from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

E. When-issued and Delayed Delivery Transactions
The Funds record when-issued securities no later than one business day after the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

F. Securities Lending
The Funds may lend their securities to certain qualified brokers in order to earn additional income. The Funds receive compensation in the form of fees or interest earned on the investment of any cash collateral received. The Funds receive collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Funds could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

G. Dollar Roll Transactions
Each Fund may enter into dollar roll transactions with respect to mortgage backed securities. In a dollar roll transaction, the Fund sells mortgage backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. Dollar roll transactions are treated as short-term financing arrangements which will not exceed 12 months. The Funds will use the proceeds generated from the transactions to invest in short-term investments, which may enhance a Fund’s current yield and total return.

H. Security Transactions and Investment Income
Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

I. Federal Taxes
Each Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

J. Distributions
Distributions to shareholders from net investment income for each Fund, except Fixed Income Fund II and International Bond Fund, are accrued daily and paid monthly. Distributions from net investment income for Fixed Income Fund II and International Bond Fund are declared and paid quarterly. Distributions from net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

K. Class Allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

On November 1, 2000, the Board of Trustees of Fixed Income Fund II approved the transfer of the investment advisory contract with Mentor Investment Advisors, LLC to First Union National Bank (“FUNB”). Under Securities and Exchange Commission rules and no-action letters, this transfer did not require shareholder approval as the parties involved were all wholly owned subsidiaries of and controlled by First Union Corporation (“First Union”) and neither the fees nor services were changed. Fixed Income Fund II pays no fees to its current or prior investment advisor for its services.

FUNB, a subsidiary of First Union, is the investment advisor to the Fixed Income Fund, Fixed Income Fund II, Income Plus Fund, Intermediate Bond Fund and Limited Duration Fund and is paid a management fee that is calculated and paid daily at the annual rates of the Fund’s average daily net assets as identified below.

Management Fee Rate

Fixed Income Fund	0.42%
Fixed Income Fund II	0.00%
Income Plus Fund	0.42%
Intermediate Bond Fund	0.52%
Limited Duration Fund	0.22%

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly owned subsidiary of First Union is the investment advisor to the Adjustable Rate Fund and High Yield Bond Fund and is paid a management fee that is calculated and paid daily. The management fee for Adjustable Rate Fund and High Yield Bond Fund is computed at an annual rate of 0.21% and 0.50%, respectively, of the average daily net assets of each Fund.

Tattersall Advisory Group (“TAG”), an indirect, wholly owned subsidiary of First Union is the investment advisor to Core Bond Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.32% of the Fund’s average daily net assets.

First International Advisors, Ltd. (“FIA”), an indirect, wholly owned subsidiary of First Union is the investment advisor to International Bond Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.52% of the Fund’s average daily net assets.

Combined Notes to Financial Statements (Unaudited) (continued)

During the six months ended March 31, 2001 the amount of investment advisory fees waived by the investment advisors and the impact on each Fund’s annualized expense ratio represented as a percentage of its average daily net assets were as follows:

	Fees Waived	% of Average Daily Net Assets

Adjustable Rate Fund	$ 49,275	0.10%
Core Bond Fund	284,020	0.04%
Fixed Income Fund	96,088	0.03%
Fixed Income Fund II	0	0.00%
High Yield Bond Fund	57,441	0.11%
Income Plus Fund	377,294	0.05%
Intermediate Bond Fund	150,543	0.05%
International Bond Fund	18,228	0.05%
Limited Duration Fund	150,638	0.10%

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly owned subsidiary of First Union is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Each Fund, except Fixed Income Fund II, pays an administrative fee of 0.10% of each Fund’s average daily net assets. EIS receives no compensation from Fixed Income Fund II for its services.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly owned subsidiary of First Union is the transfer and dividend disbursing agent for the Funds.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. (“EDI”), a wholly owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for Class IS shares. Adjustable Rate Fund has also adopted Distribution Plans for its Class A, Class B and Class C shares. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other specified services. These costs consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund. Under the Distribution Plans, each class incurs distribution fees at the following annual rates:

Average Daily Net Assets

Class A	0.25%
Class B	1.00
Class C	1.00
Class IS	0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the six months ended March 31, 2001 amounts paid or accrued to EDI pursuant to each Fund’s Class A, Class B, Class C and Class IS Distribution Plans were as follows:

	Class A	Class B	Class C	Class IS

Adjustable Rate Fund	$35,742	$32,261	$27,281	$19,489
Core Bond Fund	0	0	0	26,930
Fixed Income Fund	0	0	0	16,688
Fixed Income Fund II	0	0	0	2
High Yield Bond Fund	0	0	0	2
Income Plus Fund	0	0	0	22,004
Intermediate Bond Fund	0	0	0	9,436
International Bond Fund	0	0	0	202
Limited Duration Fund	0	0	0	25,489

Combined Notes to Financial Statements (Unaudited) (continued)

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is permitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the independent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 21, 2000, Adjustable Rate Fund acquired substantially all the assets and assumed certain liabilities of Evergreen Capital Preservation and Income Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 2,864,628 Class A shares, 553,117 Class B shares and 393,719 Class C shares of Adjustable Rate Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $236,471. The aggregate net assets of Adjustable Rate Fund and Evergreen Capital Preservation and Income Fund immediately prior to the acquisition were $46,395,424 and $36,327,117, respectively. The aggregate net assets of Adjustable Rate Fund immediately after the acquisition were $82,722,541.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class I and Class IS, as well as Class A, Class B, and Class C for Adjustable Rate Fund. Transactions in shares of the Funds were as follows:

ADJUSTABLE RATE FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class A
Shares sold	3,677,090	$35,203,577	73,667	$ 700,007
Automatic conversion of Class B shares to Class A shares	48,731	465,865	0	0
Shares redeemed	(566,369)	(5,416,341)	(173,059)	(1,646,963)
Shares issued in reinvestment of distributions	72,141	690,122	22,701	215,914
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	2,864,628	27,303,067

Net increase	3,231,593	30,943,223	2,787,937	26,572,025

Class B
Shares sold	1,666,088	15,974,807	6,546	62,309
Automatic conversion of Class B shares to Class A shares	(48,731)	(465,865)	0	0
Shares redeemed	(78,034)	(745,492)	(31,545)	(300,108)
Shares issued in reinvestment of distributions	12,515	119,742	3,909	37,177
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	553,117	5,271,655

Net increase	1,551,838	14,883,192	532,027	5,071,033

Class C
Shares sold	1,424,421	13,652,120	23,872	226,782
Shares redeemed	(125,972)	(1,204,450)	(31,516)	(299,574)
Shares issued in reinvestment of distributions	10,131	97,008	2,299	21,862
Shares issued in acquisition of Evergreen Capital Preservation and Income Fund	0	0	393,719	3,752,395

Net increase	1,308,580	12,544,678	388,374	3,701,465

Class I
Shares sold	520,863	4,985,451	1,026,242	9,957,317
Shares redeemed	(57,983)	(550,941)	(1,555,676)	(14,823,916)
Shares issued in reinvestment of distributions	97,855	935,429	203,359	1,761,786

Net increase (decrease)	560,735	5,369,939	(326,075)	(3,104,813)

Class IS
Shares sold	1,950,918	18,641,422	3,440,789	32,773,083
Shares redeemed	(2,105,639)	(20,034,147)	(3,502,235)	(33,366,750)
Shares issued in reinvestment of distributions	49,883	476,497	89,156	849,426

Net increase (decrease)	(104,838)	(916,228)	27,710	255,759

Net increase		$62,824,804		$32,495,469

Combined Notes to Financial Statements (Unaudited) (continued)

CORE BOND FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	19,937,946	$205,840,847	41,868,670	$417,398,564
Shares redeemed	(16,405,886)	(170,016,813)	(19,749,904)	(196,203,342)
Shares issued in reinvestment of distributions	1,072,163	11,114,426	1,515,762	15,104,053

Net increase	4,604,223	46,938,460	23,634,528	236,299,275

Class IS
Shares sold	1,099,990	11,480,920	3,016,834	30,097,192
Shares redeemed	(984,804)	(10,111,574)	(1,434,674)	(14,308,583)
Shares issued in reinvestment of distributions	36,618	381,134	48,441	481,894

Net increase	151,804	1,750,480	1,630,601	16,270,503

Net increase		$ 48,688,940		$252,569,778

FIXED INCOME FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	5,738,412	$34,173,280	28,042,018	$161,285,403
Shares redeemed	(13,445,006)	(79,759,901)	(35,697,696)	(205,418,401)
Shares issued in reinvestment of distributions	458,422	2,729,370	1,157,484	6,664,297

Net decrease	(7,248,172)	(42,857,251)	(6,498,194)	(37,468,701)

Class IS
Shares sold	704,991	4,199,511	2,234,345	12,866,355
Shares redeemed	(569,069)	(3,387,322)	(2,133,909)	(12,291,194)
Shares issued in reinvestment of distributions	40,777	242,903	86,592	498,466

Net increase	176,699	1,055,092	187,028	1,073,627

Net decrease		$(41,802,159)		$ (36,395,074)

FIXED INCOME FUND II

	Six Months Ended March 31, 2001		Year Ended September 30, 2000 (a)		Period Ended October 31, 1999 (b)
	Shares	Amount	Shares	Amount	Shares	Amount

Class I (c)
Shares sold	128,618	$1,620,233	387,259	$ 4,745,981	1,220,609	$15,645,360
Shares redeemed	(493,450)	(6,154,671)	(2,021,519)	(24,725,140)	(1,634,506)	(20,614,478)
Shares issued in reinvestment of distributions	140,881	1,769,270	363,849	4,409,515	327,679	4,156,912

Net decrease	(223,951)	(2,765,168)	(1,270,411)	(15,569,644)	(86,218)	(812,206)

Class IS
Shares sold	0	0	0	0	82	1,000
Shares redeemed	0	0	0	0	0	0
Shares issued in reinvestment of distributions	0	0	6	75	0	0

Net increase	0	0	6	75	82	1,000

Net decrease		$(2,765,168)		$(15,569,569)		$ (811,206)

(a)	For the eleven months ended September 30, 2000. The fund changed its fiscal year end from October 31 to September 30, effective September 30, 2000.
(b)	For Class IS, for the period from October 18, 1999 (commencement of class operations) to October 31, 1999.
Combined Notes to Financial Statements (Unaudited) (continued)

HIGH YIELD BOND FUND

	Six Months Ended March 31, 2001		Period Ended September 30, 2000 (a)
	Shares	Amount	Shares	Amount

Class I
Shares sold	5,215,464	$48,636,935	7,889,907	$77,730,803
Shares redeemed	(141,099)	(1,323,542)	(36,534)	(350,000)
Shares issued in reinvestment of distributions	79,297	739,300	7,685	74,584

Net increase	5,153,662	48,052,693	7,861,058	77,455,387

Class IS
Shares sold	0	0	100	1,000
Shares redeemed	0	0	0	0
Shares issued in reinvestment of distributions	2	15	7	70

Net increase	2	15	107	1,070

Net increase		$48,052,708		$77,456,457

(a)	For the period from November 30, 1999 (commencement of class operations) to September 30, 2000.

INCOME PLUS FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	13,205,491	$ 71,905,957	37,646,502	$200,329,489
Shares redeemed	(30,099,793)	(164,082,886)	(77,546,544)	(412,912,189)
Shares issued in reinvestment of distributions	251,558	1,371,211	1,010,675	5,387,166

Net decrease	(16,642,744)	(90,805,718)	(38,889,367)	(207,195,534)

Class IS
Shares sold	2,083,134	11,351,179	4,969,183	26,485,424
Shares redeemed	(1,612,048)	(8,760,316)	(4,043,770)	(21,495,138)
Shares issued in reinvestment of distributions	59,039	322,645	103,229	550,717

Net increase	530,125	2,913,508	1,028,642	5,541,003

Net decrease		$ (87,892,210)		$(201,654,531)

INTERMEDIATE BOND FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	572,721.00	$35,051,826	1,776,137	$106,824,895
Shares redeemed	(1,155,582)	(70,504,657)	(3,151,965)	(189,521,923)
Shares issued in reinvestment of distributions	507	31,033	2,045	122,985

Net decrease	(582,354)	(35,421,798)	(1,373,783)	(82,574,043)

Class IS
Shares sold	40,585	2,479,735	191,688	11,509,716
Shares redeemed	(53,432)	(3,270,957)	(162,043)	(9,751,757)
Shares issued in reinvestment of distributions	1,601	98,029	3,155	189,517

Net increase (decrease)	(11,246)	(693,193)	32,800	1,947,476

Net decrease		$(36,114,991)		$ (80,626,567)

Combined Notes to Financial Statements (Unaudited) (continued)

INTERNATIONAL BOND FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	204,739	$1,756,029	3,766,723	$31,129,917
Shares redeemed	(1,082,373)	(8,818,082)	(1,025,906)	(8,836,426)
Shares issued in reinvestment of distributions	267,968	2,276,123	256,489	2,240,025

Net increase (decrease)	(609,666)	(4,785,930)	2,997,306	24,533,516

Class IS
Shares sold	12,035	104,597	25,218	218,412
Shares redeemed	(12,794)	(110,590)	(31,681)	(274,844)
Shares issued in reinvestment of distributions	448	3,787	851	7,517

Net decrease	(311)	(2,206)	(5,612)	(48,915)

Net increase (decrease)		$(4,788,136)		$24,484,601

LIMITED DURATION FUND

	Six Months Ended March 31, 2001		Year Ended September 30, 2000
	Shares	Amount	Shares	Amount

Class I
Shares sold	3,992,136	$41,079,607	7,415,216	$ 74,964,417
Shares redeemed	(5,139,339)	(52,887,423)	(10,505,383)	(106,377,843)
Shares issued in reinvestment of distributions	193,930	1,994,577	305,052	3,087,295

Net decrease	(953,273)	(9,813,239)	(2,785,115)	(28,326,131)

Class IS
Shares sold	2,267,050	23,197,918	1,291,513	13,067,918
Shares redeemed	(545,642)	(5,638,615)	(586,512)	(5,927,432)
Shares issued in reinvestment of distributions	27,193	280,196	34,139	344,761

Net increase	1,748,601	17,839,499	739,140	7,485,247

Net increase (decrease)		$ 8,026,260		$ (20,840,884)

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities and mortgage dollar roll transactions) were as follows for the six months ended March 31, 2001:

	Cost of Purchases		Proceeds from Sales
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

Adjustable Rate Fund	$ 90,249,811	$ 0	$ 16,134,210	$ 0
Core Bond Fund	1,145,297,676	308,959,562	1,174,747,825	260,088,332
Fixed Income Fund	185,860,008	130,460,240	181,452,045	170,537,236
Fixed Income Fund II	34,069,997	10,106,928	36,591,175	10,400,941
High Yield Bond Fund	0	82,029,018	0	40,751,637
Income Plus Fund	659,575,945	218,994,470	445,957,345	454,273,932
Intermediate Bond Fund	0	128,111,648	0	178,487,296
International Bond Fund	0	14,771,845	0	18,724,651
Limited Duration Fund	89,153,085	135,400,440	118,402,042	85,155,229

At March 31, 2001, the International Bond Fund had forward foreign exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at March 31, 2001	In Exchange for U.S. $	Unrealized Gain

4/23/2001	11,500,000 EUR	10,117,887	10,866,235	$748,348

Combined Notes to Financial Statements (Unaudited) (continued)

The following funds loaned securities during the six months ended March 31, 2001 to certain brokers. At March 31, 2001, the value of securities on loan, the value of collateral (including accrued interest) and the income earned on securities lending were as follows:

	Value of Securities on loan	Value of Collateral	Income Earned

Adjustable Rate Fund	$14,987,243	$15,256,858	$ 10,176
Core Bond Fund	0	0	10,566
Fixed Income Fund	0	0	526,178
Limited Duration Fund	1,757,537	1,800,050	4,812

During the six months ended March 31, 2001, the Fixed Income Fund, Fixed Income Fund II and Income Plus Fund entered into dollar roll transactions. At March 31, 2001 the Funds had the following dollar roll agreements outstanding:

	Dollar Roll Amount	Counterparty	Interest Rate	Maturity Date

Fixed Income Fund	$10,000,000	Morgan Stanley	7.50%	4/16/2001
	20,000,000	Credit Suisse First Boston	7.50%	4/16/2001
	19,500,000	Salomon Smith Barney	6.00%	4/19/2001
	8,600,000	Salomon Smith Barney	6.50%	4/19/2001
	10,000,000	Bear Stearns Securities	6.50%	4/19/2001
	12,900,000	Salomon Smith Barney	7.50%	4/19/2001
Fixed Income Fund II	4,300,000	Morgan Stanley	6.50%	4/16/2001
	4,300,000	UBS Warburg LLC	7.50%	4/16/2001
	1,200,000	Bear Stearns Securities	6.50%	4/19/2001
	1,300,000	Salomon Smith Barney	7.50%	4/19/2001
Income Plus Fund	15,000,000	Merrill Lynch	6.00%	4/16/2001
	10,800,000	Morgan Stanley	6.50%	4/16/2001
	30,000,000	Merrill Lynch	6.50%	4/16/2001
	35,000,000	Morgan Stanley	6.50%	4/16/2001
	23,550,000	Salomon Smith Barney	7.00%	4/16/2001
	8,250,000	Morgan Stanley	7.00%	4/16/2001
	25,000,000	UBS Warburg LLC	7.50%	4/16/2001
	20,000,000	Morgan Stanley	7.50%	4/16/2001
	27,000,000	Credit Suisse First Boston	6.00%	4/19/2001
	20,000,000	Bear Stearns Securities	6.00%	4/19/2001
	15,000,000	Credit Suisse First Boston	6.00%	4/19/2001
	11,900,000	Credit Suisse First Boston	6.50%	4/19/2001
	15,000,000	Bear Stearns Securities	6.50%	4/19/2001
	18,300,000	Salomon Smith Barney	7.50%	4/19/2001
	17,000,000	Bear Stearns Securities	7.00%	4/23/2001

During the six months ended March 31, 2001, Fixed Income Fund, Fixed Income Fund II and Income Plus Fund earned income on dollar roll transactions as follows:

Income Earned on Dollar Roll Transactions

Fixed Income Fund	$ 382,878
Fixed Income Fund II	15,429
Income Plus Fund	1,091,036

On March 31, 2001, the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Adjustable Rate Fund	$ 158,540,712	$ 1,173,810	$ (569,305)	$ 604,505
Core Bond Fund	1,391,511,562	40,872,074	(1,539,532)	39,332,542
Fixed Income Fund	607,696,492	17,912,983	(222,996)	17,689,987
Fixed Income Fund II	70,913,934	1,797,999	(18,363)	1,779,636
High Yield Bond Fund	116,979,903	2,889,022	(1,704,933)	1,184,089
Income Plus Fund	1,814,031,727	53,400,456	(6,117,581)	47,282,875
Intermediate Bond Fund	568,682,373	22,634,226	(1,975,548)	20,658,678
International Bond Fund	69,309,270	570,463	(4,114,995)	(3,544,532)
Limited Duration Fund	315,620,488	5,849,000	(146,794)	5,702,206

Combined Notes to Financial Statements (Unaudited) (continued)

At September 30, 2000, the Funds had capital loss carryovers for federal income tax purposes as follows:

	Expiration

	2001	2002	2003	2006	2007	2008

Adjustable Rate Fund	$478,350	$641,839	$296,983	$114,855	$ 476,682	$ 187,870
Core Bond Fund	0	0	0	336,338	0	19,553,656
Fixed Income Fund II	0	0	0	0	1,979,112	1,327,303
Income Plus Fund	0	0	0	0	0	10,088,303
Intermediate Bond Fund	0	0	0	0	0	8,498,463
International Bond Fund	0	0	0	325,874	0	0
Limited Duration Fund	0	0	0	0	975	180,454

Adjustable Rate Fund’s capital loss carryforward was created as a result of the July 21, 2000 acquisition of substantially all of the assets and assumption of certain liabilities of the Evergreen Capital Preservation and Income Fund in exchange for Adjustable Rate Fund shares. In accordance with income tax regulations, certain Adjustable Rate Fund gains may not be used to offset this capital loss carryforward.

Core Bond Fund’s capital loss carryforward was created as a result of the June 4, 1999 acquisition of substantially all of the assets and assumption of certain liabilities of the Tattersall Bond Fund in exchange for Core Bond Fund shares. In accordance with income tax regulations, certain Core Bond Fund gains may not be used to offset this capital loss carryforward.

For income tax purposes, capital losses incurred after October 31 within a Fund’s fiscal year are deemed to arise on the first business day of the Fund’s following fiscal year. As of September 30, 2000 the Funds had incurred and elected to defer following post October losses as follows:

Post October Losses

Adjustable Rate Fund	$ 391,555
Core Bond Fund	5,535,702
Fixed Income Fund	4,650,864
High Yield Bond Fund	1,140,533
Income Plus Fund	19,479,760
Intermediate Bond Fund	17,119,729
International Bond Fund	610,183
Limited Duration Fund	2,578,335

8. IN-KIND TRANSACTION

On September 25, 2000, Evergreen Total Return Bond Fund (“Total Return Bond Fund”), a series of the Trust, executed a redemption in-kind transaction. This transaction liquidated the net asset of Total Return Bond Fund. In turn, on September 25, 2000, the assets from this transaction were transferred on a pro-rata basis to Core Bond Fund, High Yield Bond Fund and International Bond Fund and into a separately managed account of First Union. In exchange for issuing the following amount of Class I shares, investment securities and cash were contributed to the Core Bond Fund, High Yield Bond Fund and International Bond Fund to complete the transaction:

	Class I shares issued	Cost/Market Value of Securities	Cash

Core Bond Fund	1,738,187	$15,934,494	$1,255,682
High Yield Bond Fund	2,042,699	17,823,986	1,271,971
International Bond Fund	2,921,288	21,144,211	1,682,290

The amount of shares issued by the Core Bond Fund, High Yield Bond Fund and International Bond Fund are reflected in the proceeds from shares sold in each Fund’s Statement of Changes in Net Assets for the year ended September 30, 2000.

Combined Notes to Financial Statements (Unaudited) (continued)

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian, a portion of the fund expenses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund’s annualized expense ratio represented as a percentage of its average net assets were as follows:

	Total Expense Reductions	% of Average Net Assets

Adjustable Rate Fund	$ 1,881	0.00%
Core Bond Fund	31,995	0.00%
Fixed Income Fund	17,086	0.01%
Fixed Income Fund II	2,998	0.01%
High Yield Bond Fund	10,037	0.02%
Income Plus Fund	35,220	0.00%
Intermediate Bond Fund	13,419	0.00%
International Bond Fund	25,703	0.07%
Limited Duration Fund	8,508	0.01%

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the six months ended March 31, 2001, the International Bond Fund had average borrowings outstanding of $178,948 at a rate of 7.07% and paid interest of $6,417, which represents 0.02% of the Fund’s average net assets on an annualized basis.

12. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain accounting practices and disclosures presently used, such as treatment of payments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide’s requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Funds to amortize premium and accrete discount on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in realized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Funds, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations and affect the presentation of the Funds’ Financial Highlights. The Funds have not at this time quantified the impact, if any, resulting from the adoption of these accounting changes on the financial statements.

Evergreen Funds

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National Municipal Bond Funds
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Short and Intermediate Term Bond Funds
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Intermediate and Long Term Bond Funds
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Balanced Funds
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Growth and Income Funds
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Domestic Growth Funds
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Select Small Cap Growth Fund
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Sector Funds
Health Care Fund
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Utility and Telecommunications Fund

Global and International Funds
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Global Leaders Fund
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Latin America Fund
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Precious Metals Fund

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800.346.3858

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200 Berkeley Street
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543698 5/2001